                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
                         Certified Shareholder Report of
                 Registered Management Investment Companies

                                    811-8042

                      (Investment Company Act File Number)

                           Federated Insurance Series
       ---------------------------------------------------------------

             (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 12/31/05

            Date of Reporting Period: Fiscal year ended 12/31/05

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated American Leaders Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2005

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$20.67		$19.10		$15.21		$19.25		$20.52
Income From Investment Operations:
Net investment income	0.33		0.31		0.28		0.22	[1]	0.19
Net realized and unrealized gain (loss) on investments	0.69		1.53		3.86		(4.07)		(1.07)
TOTAL FROM INVESTMENT OPERATIONS	1.02		1.84		4.14		(3.85)		(0.88)
Less Distributions:
Distributions from net investment income	(0.31)		(0.27)		(0.25)		(0.19)		(0.27)
Distributions from net realized gain on investments	--		--		--		--		(0.12)
TOTAL FROM DISTRIBUTIONS	(0.31)		(0.27)		(0.25)		(0.19)		(0.39)
Net Asset Value, End of Period	$21.38		$20.67		$19.10		$15.21		$19.25
Total Return [2]	5.02%		9.78%		27.69%		(20.21)%		(4.21)%

Ratios to Average Net Assets:
Net expenses	0.90	% [3]	0.90	% [3]	0.90	% [3]	0.88	% [3]	0.87	% [3]
Net investment income	1.32%		1.44%		1.53%		1.28%		0.94%
Expense waiver/reimbursement [4]	0.00	% [5]	0.01%		0.00	% [5]	--		--
Supplemental Data:
Net assets, end of period (000 omitted)	$260,290		$320,987		$348,559		$313,659		$455,968
Portfolio turnover	51%		43%		36%		24%		27%

1 Based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 0.88%, 0.89%, 0.89%, 0.87% and 0.86%, for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, respectively, after taking into account these expense reductions.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,						Period Ended
	2005		2004		2003		12/31/2002	[1]
Net Asset Value, Beginning of Period	$20.58		$19.05		$15.21		$18.28
Income From Investment Operations:
Net investment income	0.24		0.25		0.26		0.14	[2]
Net realized and unrealized gain (loss) on investments	0.73		1.53		3.83		(3.21)
TOTAL FROM INVESTMENT OPERATIONS	0.97		1.78		4.09		(3.07)
Less Distributions:
Distributions from net investment income	(0.27)		(0.25)		(0.25)		--
Net Asset Value, End of Period	$21.28		$20.58		$19.05		$15.21
Total Return [3]	4.78%		9.50%		27.32%		(16.79)%

Ratios to Average Net Assets:
Net expenses	1.15	% [5]	1.15	% [5]	1.15	% [5]	1.13	% [4,5]
Net investment income	1.09%		1.22%		1.20%		1.35	% [4]
Expense waiver/reimbursement [6]	0.00	% [7]	0.01%		0.00	% [7]	--
Supplemental Data:
Net assets, end of period (000 omitted)	$7,398		$6,823		$3,697		$352
Portfolio turnover	51%		43%		36%		24	% [8]

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 The net expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.13%, 1.15%, 1.14% and 1.12%, for the years ended December 31, 2005, 2004, 2003 and the period ended December 31, 2002, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

7 Represents less than 0.01%.

8 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$1,043.40	$4.58
Service Shares	$1,000	$1,042.10	$5.87
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,020.72	$4.53
Service Shares	$1,000	$1,019.46	$5.80

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of expenses. The annualized net expense ratios are as follows:

Primary Shares	0.89%
Service Shares	1.14%

Management's Discussion Of Fund Performance

The fund's total return for the 12-month reporting period ended December 31, 2005 was 5.02% for the Primary Shares and 4.78% for the Service Shares. The total return of the Standard & Poor's (S&P) /Citigroup Value Index (the "Index") 1 was 5.85% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

The following discussion will focus on the performance of the fund's Primary Shares.

MARKET OVERVIEW

The equity markets, as measured by the Index, were positive for most of the reporting period and then rallied during the last three months of the reporting period to finish with a positive return of over 5%. On a sector basis, the Energy sector dominated performance for the year, generating nearly half of the performance enjoyed by the Index. Other sectors making major contributions to the performance of the Index included Financials and Health Care. In Financials, Diversified Financials (lead by Brokers) and Insurance (select Life and Non-Life stocks) were noteworthy performers. In Health Care, performance was particularly strong in Managed Care, selected Hospitals and Drug Distributors.

The year saw continued underperformance of large-cap stocks, especially vs. mid-cap stocks. We also continued to see higher quality companies dramatically under perform lower quality companies. Both of these developments can be traced back to the durability of the U.S. economy. Other market conditions that impacted the performance of selected industries and sectors were the continued rate increases by the Federal Reserve Board (the "Fed"), and the fact that despite the significant increase in short-term rates, long-term interest rates either rose modestly or fell. The fund was also overweight relative to the Index for the entire reporting period in insurance stocks, as we saw better value in insurance than in banking institutions (where we were underweight). The active hurricane season, particularly Hurricane Katrina pressured our insurance holdings late in the third quarter.

Fund Performance

Key drivers of the fund's performance compared to the Index were its stock selection in the energy portion of the fund. We had a bias towards the larger integrated international oil companies like Exxon Mobil Corporation and Chevron Corporation .. While these stocks did well as a group (up nearly 19%), they badly lagged the energy stocks in the Index, which were up over 40%. Additionally, the fund's overweight relative to the Index in the Government Sponsored Enterprises ( Fannie Mae and Freddie Mac ) weighed on performance during the reporting period. Positive drivers for the fund included our general avoidance of the U.S. automobile manufacturers, our holdings in Altria Group, Inc. (formerly known as Philip Morris, USA Inc. ), and our overweight in the drug distribution companies McKesson HBOC, Inc. and AmerisourceBergen Corp ..

Other individual stocks contributing to the fund's relative performance included Goodyear Tire and Rubber Company (+18.6%), food retailer Safeway, Inc. (+20.6%), pork processor Smithfield Foods, Inc. (+14.3%), insurance company ACE Ltd .. (+27.5%), and defense contractor Northrop Grumman Corp. (+12.6%).

The fund's relative performance was hurt by the fund's stock selection in individual stocks such as toy company Mattel, Inc. (-16.4%), media company Gannett Co., Inc.( -18.6%), reinsurer Renaissance Re Holdings, Inc. (-13.8%), industrial conglomerate Tyco International, Inc. (-18.2%) and telecommunications provider Verizon Communications Inc. (-22.2%).

1 The S&P 500/Citigroup Value Index is an unmanaged capitalization-weighted index of stocks in the Standard & Poor's 500 index using the S&P/Citigroup multifactor methodology to score constituents as Value. The index consists of approximately half of the S&P 500 on a market capitalization basis and has relatively low turnover. Indexes are unmanaged and it is not possible to invest directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II-PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Primary Shares) (the "Fund") from December 31, 1995 to December 31, 2005, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), 2 and the Lipper Large-Cap Value VA Funds Average (LLCVFA). 3

Average Annual Total Returns for the Period Ended 12/31/2005
1 Year	5.02%
5 Years	2.39%
10 Years	8.80%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500/CV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LLCVFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II-SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Service Shares) (the "Fund") from April 30, 2002 (Start of performance) to December 31, 2005, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), 2 and the Lipper Large-Cap Value VA Funds Average (LLCVFA). 3

Average Annual Total Returns for the Period Ended 12/31/2005
1 Year	4.78%
Start of Performance (4/30/2002)	5.45%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500/CV is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 The LLCVFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2005, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	33.8%
Consumer Discretionary	14.0%
Energy	9.8%
Industrials	9.1%
Health Care	7.9%
Consumer Staples	7.5%
Telecommunication Services	6.8%
Information Technology	6.2%
Materials	2.3%
Securities Lending Collateral [2]	6.4%
Cash Equivalents [3]	2.6%
Other Assets and Liabilities--Net [4]	(6.4)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

4 See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2005

Shares			Value
		COMMON STOCKS--96.6%
		Consumer Discretionary--13.2%
69,500	[2]	Dollar General Corp.	$1,325,365
120,700	[2]	Gannett Co., Inc.	7,310,799
214,300		Gap (The), Inc.	3,780,252
184,600	[1]	Goodyear Tire & Rubber Co.	3,208,348
41,300		Hasbro, Inc.	833,434
18,800		Jones Apparel Group, Inc.	577,536
223,600		Mattel, Inc.	3,537,352
206,200		McDonald's Corp.	6,953,064
117,600	[2]	News Corp., Inc.	1,828,680
343,000		Time Warner, Inc.	5,981,920
		TOTAL	35,336,750
		Consumer Staples--7.5%
70,300		Altria Group, Inc.	5,252,816
51,100		Coca-Cola Co.	2,059,841
120,100	[2]	Safeway Inc.	2,841,566
130,800	[1]	Smithfield Foods, Inc.	4,002,480
99,100		SUPERVALU, Inc.	3,218,768
158,700		Tyson Foods, Inc., Class A	2,713,770
		TOTAL	20,089,241
		Energy--9.8%
64,900		Apache Corp.	4,446,948
39,800		BP PLC, ADR	2,555,956
139,000		Chevron Corp.	7,891,030
127,400		Exxon Mobil Corp.	7,156,058
32,200		Total SA, Class B, ADR	4,070,080
		TOTAL	26,120,072
		Financials--33.8%
116,000		Ace Ltd.	6,199,040
153,800		Allstate Corp.	8,315,966
104,900		American International Group, Inc.	7,157,327
63,500		Bank of America Corp.	2,930,525
159,300		Citigroup, Inc.	7,730,829
185,100		Federal Home Loan Mortgage Corp.	12,096,285
62,800		Federal National Mortgage Association	3,065,268
68,300		J.P. Morgan Chase & Co.	2,710,827
90,900		MBIA Insurance Corp.	5,468,544
148,200		MBNA Corp.	4,023,630
53,300		Merrill Lynch & Co., Inc.	3,610,009
132,100		Morgan Stanley	7,495,354
48,300	[2]	Nationwide Financial Services, Inc., Class A	2,125,200
66,500	[2]	RenaissanceRe Holdings Ltd.	2,933,315
115,600		Wachovia Corp.	6,110,616
117,000		Wells Fargo & Co.	7,351,110
15,500	[2]	XL Capital Ltd., Class A	1,044,390
		TOTAL	90,368,235
Shares			Value
		COMMON STOCKS--continued
		Health Care--7.9%
64,800		Abbott Laboratories	$2,555,064
105,200		AmerisourceBergen Corp.	4,355,280
16,200	[1]	Amgen, Inc.	1,277,532
101,700	[1]	Boston Scientific Corp.	2,490,633
23,900	[1,2]	Cephalon, Inc.	1,547,286
20,100		Guidant Corp.	1,301,475
33,100		Johnson & Johnson	1,989,310
42,800		McKesson HBOC, Inc.	2,208,052
152,800		Pfizer, Inc.	3,563,296
		TOTAL	21,287,928
		Industrials--9.1%
44,700		Deere & Co.	3,044,517
78,700		Eaton Corp.	5,279,983
13,400		Illinois Tool Works, Inc.	1,179,066
76,648		Northrop Grumman Corp.	4,607,311
175,400		Tyco International Ltd.	5,062,044
65,600		United Technologies Corp.	3,667,696
47,500		Waste Management, Inc.	1,441,625
		TOTAL	24,282,242
		Information Technology--6.2%
17,900	[1,2]	Check Point Software Technologies Ltd.	359,790
68,400		Hewlett-Packard Co.	1,958,292
37,000		IBM Corp.	3,041,400
204,100		Intel Corp.	5,094,336
149,300		Nokia Oyj, Class A, ADR	2,732,190
51,300	[1]	Oracle Corp.	626,373
185,800	[1,2]	Xerox Corp.	2,721,970
		TOTAL	16,534,351
		Materials--2.3%
48,000		PPG Industries, Inc.	2,779,200
72,300		United States Steel Corp.	3,475,461
		TOTAL	6,254,661
		Telecommunication Services--6.8%
230,200		AT&T, Inc.	5,637,598
56,900		Alltel Corp.	3,590,390
87,500		Sprint Nextel Corp.	2,044,000
189,606	[2]	Verizon Communications	5,710,933
60,500		Vodafone Group PLC, ADR	1,298,935
		TOTAL	18,281,856
		TOTAL COMMON STOCKS (IDENTIFIED COST $221,489,279)	258,555,336
		PREFERRED STOCK--0.8%
		Consumer Discretionary--0.8%
2,300		Interpublic Group Cos., Inc., Conv. Pfd., Series B, $11.81 Annual Dividend (IDENTIFIED COST $2,303,562)	2,120,078
Principal Amount			Value
		REPURCHASE AGREEMENTS--9.0%
$6,958,000		Interest in $2,200,000,000 joint repurchase agreement 4.33%, dated 12/30/2005, under which UBS Securities LLC, will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,201,058,444 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,266,002,803.	$6,958,000
10,000,000		Interest in $1,500,000,000 joint repurchase agreement 4.29%, dated 12/30/2005, under which Bear Stearns and Co., Inc, will repurchase U.S. Government Agency securities with various maturities to 12/1/2035 for $1,500,715,000 on 1/3/2006. The market value of the underlying securities at the end of the period was $1,532,338,295 (held as collateral for securities lending).	10,000,000
7,257,000		Interest in $2,000,000,000 joint repurchase agreement 4.29%, dated 12/30/2005, under which Morgan Stanley and Co., Inc, will repurchase U.S. Government Agency securities with various maturities to 10/1/2035 for $2,000,953,333 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,040,258,529 (held as collateral for securities lending).	7,257,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	24,215,000
		TOTAL INVESTMENTS--106.4% (IDENTIFIED COST $248,007,841) [3]	284,890,414
		OTHER ASSETS AND LIABILITIES - NET--(6.4)%	(17,202,814)
		TOTAL NET ASSETS--100%	$267,687,600

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $248,740,274.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2005.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Total investments in securities, at value including $16,753,414 of securities loaned (identified cost $248,007,841)		$284,890,414
Cash		318
Income receivable		364,566
Receivable for shares sold		2,591
TOTAL ASSETS		285,257,889
Liabilities:
Payable for shares redeemed	$281,836
Payable for collateral due to broker	17,257,000
Payable for distribution services fee (Note 5)	1,581
Accrued expenses	29,872
TOTAL LIABILITIES		17,570,289
Net assets for 12,520,041 shares outstanding		$267,687,600
Net Assets Consist of:
Paid-in capital		$195,783,333
Net unrealized appreciation of investments		36,882,573
Accumulated net realized gain on investments		31,182,696
Undistributed net investment income		3,838,998
TOTAL NET ASSETS		$267,687,600
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$260,289,674 ÷ 12,172,442 shares outstanding, no par value, unlimited shares authorized		$21.38
Service Shares:
$7,397,926 ÷ 347,599 shares outstanding, no par value, unlimited shares authorized		$21.28

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $22,749)			$6,335,934
Interest (including income on securities loaned of $3,189)			96,748
TOTAL INCOME			6,432,682
Expenses:
Investment adviser fee (Note 5)		$2,193,352
Administrative personnel and services fee (Note 5)		234,065
Custodian fees		17,211
Transfer and dividend disbursing agent fees and expenses		45,136
Directors'/Trustees' fees		3,674
Auditing fees		27,639
Legal fees		8,769
Portfolio accounting fees		87,781
Distribution services fee--Service Shares (Note 5)		17,224
Printing and postage		710
Insurance premiums		11,127
Miscellaneous		4,137
TOTAL EXPENSES		2,650,825
Waiver and Expense Reduction:
Waiver of administrative personnel and services fee (Note 5)	$(11,221)
Fees paid indirectly for directed brokerage arrangements	(50,492)
TOTAL WAIVER AND EXPENSE REDUCTION		(61,713)
Net expenses			2,589,112
Net investment income			3,843,570
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			35,669,074
Net change in unrealized appreciation of investments			(26,129,843)
Net realized and unrealized gain on investments			9,539,231
Change in net assets resulting from operations			$13,382,801

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,843,570	$4,781,542
Net realized gain on investments	35,669,074	25,447,269
Net change in unrealized appreciation/depreciation of investments	(26,129,843)	(32,783)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,382,801	30,196,028
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(4,559,749)	(4,765,508)
Service Shares	(86,216)	(61,072)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,645,965)	(4,826,580)
Share Transactions:
Proceeds from sale of shares	6,272,543	14,032,101
Net asset value of shares issued to shareholders in payment of distributions declared	4,645,965	4,826,578
Cost of shares redeemed	(79,776,978)	(68,674,918)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(68,858,470)	(49,816,239)
Change in net assets	(60,121,634)	(24,446,791)
Net Assets:
Beginning of period	327,809,234	352,256,025
End of period (including undistributed net investment income of $3,838,998 and $4,644,622, respectively)	$267,687,600	$327,809,234

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to seek long-term growth of capital. The Fund's secondary objective is to provide income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses, and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2005, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$16,753,414	$17,257,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2005		2004
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	253,093	$5,211,519	569,486	$11,045,197
Shares issued to shareholders in payment of distributions declared	226,066	4,559,749	254,296	4,765,507
Shares redeemed	(3,837,116)	(78,954,042)	(3,545,107)	(68,269,091)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(3,357,957)	$(69,182,774)	(2,721,325)	$(52,458,387)

Year Ended December 31	2005		2004
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	51,705	$1,061,024	155,581	$2,986,904
Shares issued to shareholders in payment of distributions declared	4,287	86,216	3,266	61,071
Shares redeemed	(39,898)	(822,936)	(21,415)	(405,827)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	16,094	$324,304	137,432	$2,642,148
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,341,863)	$(68,858,470)	(2,583,893)	$(49,816,239)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for litigation settlement reclassifications.

For the year ended December 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gain
$(3,229)	$3,229

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004 was as follows:

	2005	2004
Ordinary income [1]	$4,645,965	$4,826,580

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,595,812
Undistributed long term capital gains	$30,158,315
Net unrealized appreciation	$36,150,140

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for tax deferral of losses on wash sales.

At December 31, 2005, the cost of investments for federal tax purposes was $248,740,274. The net unrealized appreciation of investments for federal tax purposes was $36,150,140. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $42,559,122 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,408,982.

The Fund used capital loss carryforwards of $(3,682,832) to offset taxable capital gains realized during the year ended December 31, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended December 31, 2005, FSC did not retain any fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended December 31, 2005, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2005, the Fund's expenses were reduced by $50,492 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2005, were as follows:

Purchases	$148,224,933
Sales	$216,835,791

7. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions : Senior Vice President of Federated Investment Counseling.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).
Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2004. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated American Leaders Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916405
Cusip 313916793

G00843-01 (2/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2005

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights-Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005		2004		2003	2002		2001
Net Asset Value, Beginning of Period	$5.83		$5.46		$4.43	$5.75		$7.67
Income From Investment Operations:
Net investment income (loss)	0.05		0.06		0.04	0.03		(0.00	) [1]
Net realized and unrealized gain (loss) on investments	0.06		0.34		1.01	(1.35)		(1.92)
TOTAL FROM INVESTMENT OPERATIONS	0.11		0.40		1.05	(1.32)		(1.92)
Less Distributions:
Distributions from net investment income	(0.06)		(0.03)		(0.02)	--		--
Net Asset Value, End of Period	$5.88		$5.83		$5.46	$4.43		$5.75
Total Return [2]	1.91%		7.39%		23.92%	(22.96)%		(25.03)%

Ratios to Average Net Assets:
Net expenses	1.15	% [3]	1.03	% [3]	0.99%	0.91	% [3]	0.91	% [3]
Net investment income (loss)	0.78%		1.13%		0.93%	0.74%		(0.06)%
Expense waiver/reimbursement [4]	1.03%		1.22%		2.04%	3.46%		2.75%
Supplemental Data:
Net assets, end of period (000 omitted)	$17,158		$18,397		$15,461	$9,532		$7,060
Portfolio turnover	66%		30%		60%	149%		353%

1 Represents less than $0.01.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2005, 2004, 2002 and 2001 are 1.15%, 1.02%, 0.90% and 0.90%, respectively, after taking into account these expense reductions.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,					Period Ended
	2005		2004		2003	12/31/2002	[1]
Net Asset Value, Beginning of Period	$5.82		$5.46		$4.43	$5.30
Income From Investment Operations:
Net investment income	0.03		0.05		0.03	0.01
Net realized and unrealized gain (loss) on investments	0.07		0.34		1.02	(0.88)
TOTAL FROM INVESTMENT OPERATIONS	0.10		0.39		1.05	(0.87)
Less Distributions:
Distributions from net investment income	(0.05)		(0.03)		(0.02)	--
Net Asset Value, End of Period	$5.87		$5.82		$5.46	$4.43
Total Return [2]	1.70%		7.11%		23.88%	(16.42)%

Ratios to Average Net Assets:
Net expenses	1.40	% [3]	1.28	% [3]	1.24%	1.16	% [3,4]
Net investment income	0.53%		0.91%		0.66%	0.72	% [4]
Expense waiver/reimbursement [5]	1.03%		1.22%		2.04%	5.17	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,005		$8,873		$5,827	$717
Portfolio turnover	66%		30%		60%	149	% [6]

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2005 and 2004 and the period ended December 31, 2002 are 1.40%, 1.27% and 1.15%, respectively, after taking into account these expense reductions.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$1,038.90	$5.91
Service Shares	$1,000	$1,038.90	$7.19
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,019.41	$5.85
Service Shares	$1,000	$1,018.15	$7.12

1 Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The net expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of expenses. The annualized net expense ratios are as follows:

Primary Shares	1.15%
Service Shares	1.40%

Management's Discussion of Fund Performance

This report covers the fund's performance from January 1, 2005 through December 31, 2005. During the 12-month reporting period, the fund produced total returns of 1.91% and 1.70%, for Primary Shares and Service Shares, respectively, based on net asset value (NAV).

The fund underperformed its benchmark, the Standard & Poor's 500 Index ("S&P 500"), which returned 4.91%. 1 The fund also underperformed its peer group as measured by the Lipper VA Large Cap Core Category, which produced an average total return of 5.72% for the same period. 2 The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the S&P 500.

The past 12 months generated positive returns for most domestic and global equity market benchmarks. After a 4.0% decline in the first four months, the domestic market as defined by the S&P 500 rallied back 9.25% during the period May through November, followed by a flat December 2005(+0.03%). In general, small- and mid-cap investment strategies outperformed large-cap strategies during the period. This negatively influenced the fund's relative performance, as it had a larger market cap bias as compared to the S&P 500. Value-based strategies generally outperformed growth-based strategies. This positively influenced the fund's performance as it had a slight value tilt during most of the 12-month reporting period.

The following discussion will focus on the performance of the fund's Primary Shares. Stock selection was the primary contributor to our negative relative performance. However, sector allocation was also a negative contributing factor. The fund's returns were also limited by its cash position in a rising market. From a sector positioning standpoint, the fund's returns were aided by being underweight, relative to the S&P 500, in Financials early in the year followed by a move to overweight later in the year. The fund also benefited from being underweight Consumer Staples and overweight Information Technology, on average. The fund was negatively impacted by being underweight Utilities and Health Care and overweight Telecommunication Services. On a stock selection basis the fund's return was hindered by stock performance within Industrials, Energy and Health Care. The fund benefited from stock performance within Consumer Staples, Consumer Discretionary and Financials.

Top contributors during the reporting period were: Transocean Sedco Forex, Inc. , Altria Group, Inc. , Exxon Mobil Corporation , Gillette Company and McKesson HBOC, Inc. Bottom contributors during the reporting period were: Fannie Mae , Dell Inc , Tyco International, Inc. , Verizon Communications, Inc .. and Abbott Laboratories ..

1 S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and unlike the fund, is not affected by cashflows. It is not possible to invest directly in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Primary Shares) (the "Fund") from June 19, 2000 (start of performance) to December 31, 2005 compared to the Standard & Poor's 500 Index (S&P 500), 2 and the Lipper Large-Cap Core VA Funds Average (LLCCA). 2

Average Annual Total Returns for the Period Ended 12/31/05
1 Year	1.91%
5 Years	(4.77)%
Start of Performance (6/19/2000)	(8.79)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged, and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2005 compared to the Standard & Poor's 500 Index (S&P 500), 2 and the Lipper Large-Cap Core VA Funds Average (LLCCA). 2

Average Annual Total Returns for the Period Ended 12/31/05
1 Year	1.70%
Start of Performance (4/30/2002)	3.33%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged, and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or average.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2005, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	20.2%
Health Care	15.4%
Energy	14.6%
Information Technology	13.2%
Consumer Discretionary	10.7%
Industrials	9.0%
Consumer Staples	4.9%
Telecommunication Services	4.4%
Materials	2.2%
Utilities	2.0%
Securities Lending Collateral [2]	1.2%
Cash Equivalents [3]	3.0%
Other Assets and Liabilities--Net [4]	(0.8)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements, other than those representing securities lending collateral.

4 See Statements of Assets and Liabilities.

Portfolio of Investments

December 31, 2005

Shares			Value
		COMMON STOCKS--96.6%
		Consumer Discretionary--10.7%
14,600		Home Depot, Inc.	$591,008
15,400		McDonald's Corp.	519,288
4,900		Nike, Inc., Class B	425,271
7,900		Target Corp.	434,263
23,400		Time Warner, Inc.	408,096
12,900		Viacom, Inc., Class B	420,540
		TOTAL	2,798,466
		Consumer Staples--4.9%
7,200		Altria Group, Inc.	537,984
5,000		PepsiCo, Inc.	295,400
4,982		Procter & Gamble Co.	288,358
3,300		Wal-Mart Stores, Inc.	154,440
		TOTAL	1,276,182
		Energy--14.6%
3,300		Apache Corp.	226,116
10,100		Chevron Corp.	573,377
4,000	[1]	Cooper Cameron Corp.	165,600
4,400		ConocoPhillips	255,992
17,400		Exxon Mobil Corp.	977,358
6,000		GlobalSantaFe Corp.	288,900
8,700	[1]	Transocean Sedco Forex, Inc.	606,303
10,900	[1]	Weatherford International Ltd.	394,580
7,400		XTO Energy, Inc.	325,156
		TOTAL	3,813,382
		Financials--20.2%
5,600		Ace Ltd.	299,264
7,300		Allstate Corp.	394,711
10,000		American International Group, Inc.	682,300
6,200		Bank of America Corp.	286,130
13,000		Citigroup, Inc.	630,890
4,000		Federal Home Loan Mortgage Corp.	261,400
5,400		Federal National Mortgage Association	263,574
9,400		J.P. Morgan Chase & Co.	373,086
4,800		MBNA Corp.	130,320
10,200		Merrill Lynch & Co., Inc.	690,846
11,000		Morgan Stanley	624,140
9,000		Wells Fargo & Co.	565,470
1,200		XL Capital Ltd., Class A	80,856
		TOTAL	5,282,987
Shares			Value
		COMMON STOCKS--continued
		Health Care--15.4%
10,400		Abbott Laboratories	$410,072
500		AstraZeneca PLC, ADR	24,300
9,400		Baxter International, Inc.	353,910
5,700	[1,2]	Cephalon, Inc.	369,018
6,200		Johnson & Johnson	372,620
4,900		McKesson HBOC, Inc.	252,791
7,700		Medtronic, Inc.	443,289
6,100		Merck & Co., Inc.	194,041
7,100		Novartis AG, ADR	372,608
28,520		Pfizer, Inc.	665,087
12,200		Wyeth	562,054
		TOTAL	4,019,790
		Industrials--9.0%
5,000		Deere & Co.	340,550
17,200		General Electric Co.	602,860
6,800		Northrop Grumman Corp.	408,748
18,300		Tyco International Ltd.	528,138
6,400		United Parcel Service, Inc.	480,960
		TOTAL	2,361,256
		Information Technology--13.2%
18,200		Applied Materials, Inc.	326,508
22,700	[1]	Cisco Systems, Inc.	388,624
9,200	[1]	Dell, Inc.	275,908
32,800	[1]	EMC Corp. Mass	446,736
4,900		IBM Corp.	402,780
16,000		Intel Corp.	399,360
21,600		Microsoft Corp.	564,840
33,300	[1]	Oracle Corp.	406,593
1,400		Paychex, Inc.	53,368
12,400	[1]	Xerox Corp.	181,660
		TOTAL	3,446,377
		Materials--2.2%
19,700		Alcoa, Inc.	582,529
		Telecommunication Services--4.4%
21,200		AT&T, Inc.	519,188
3,300		Alltel Corp.	208,230
15,800		BellSouth Corp.	428,180
		TOTAL	1,155,598
		Utilities--2.0%
5,700		Consolidated Edison Co.	264,081
5,400		FirstEnergy Corp.	264,546
		TOTAL	528,627
		TOTAL COMMON STOCKS (IDENTIFIED COST $22,435,668)	25,265,194
Principal Amount			Value
		REPURCHASE AGREEMENTS--4.2%
$775,000		Interest in $2,200,000,000 joint repurchase agreement 4.33%, dated 12/30/2005, under which UBS Securities LLC will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,201,058,444 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,266,002,803.	$775,000
335,000		Interest in $2,000,000,000 joint repurchase agreement 4.29%, dated 12/30/2005, under which Morgan Stanley & Co., Inc., will repurchase U.S. Government Agency securities with various maturities to 10/1/2035 for $2,000,953,333 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,040,258,529. (held as collateral for securities lending)	335,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	1,110,000
		TOTAL INVESTMENTS--100.8% (IDENTIFIED COST $23,545,668) [3]	26,375,194
		OTHER ASSETS AND LIABILITIES - NET--(0.8)%	(211,789)
		TOTAL NET ASSETS--100%	$26,163,405

1 Non-income producing security.

2 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $23,700,328.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2005.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Total investments in securities, at value, including $330,174 of securities loaned (identified cost $23,545,668)		$26,375,194
Income receivable		34,143
Receivable for investments sold		605,096
Receivable for shares sold		3,393
TOTAL ASSETS		27,017,826
Liabilities:
Payable for investments purchased	$409,934
Payable for shares redeemed	2,585
Payable to bank	65,605
Payable for distribution services fee (Note 5)	1,937
Payable for collateral due to broker	335,000
Accrued expenses	39,360
TOTAL LIABILITIES		854,421
Net assets for 4,452,495 shares outstanding		$26,163,405
Net Assets Consist of:
Paid-in capital		$26,866,165
Net unrealized appreciation of investments		2,829,526
Accumulated net realized loss on investments		(3,715,852)
Undistributed net investment income		183,566
TOTAL NET ASSETS		$26,163,405
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$17,158,499 ÷ 2,917,202 shares outstanding, no par value, unlimited shares authorized		$5.88
Service Shares:
$9,004,906 ÷ 1,535,293 shares outstanding, no par value, unlimited shares authorized		$5.87

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2005

Investment Income:
Dividends			$491,031
Interest (including $3 of income on securities loaned)			22,216
TOTAL INCOME			513,247
Expenses:
Investment adviser fee (Note 5)		$226,535
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		7,383
Transfer and dividend disbursing agent fees and expenses		34,207
Directors'/Trustees' fees		1,050
Auditing fees		26,741
Legal fees		9,119
Portfolio accounting fees		57,320
Distribution services fee--Service Shares (Note 5)		22,641
Printing and postage		20,822
Insurance premiums		8,102
Miscellaneous		2,529
TOTAL EXPENSES		606,449
Waivers, Reimbursement and Expense Reduction:
Waiver of investment adviser fee (Note 5)	$(226,535)
Waiver of administrative personnel and services fee (Note 5)	(34,733)
Reimbursement of other operating expenses (Note 5)	(14,744)
Fees paid indirectly for directed brokerage arrangements	(1,521)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(277,533)
Net expenses			328,916
Net investment income			184,331
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			715,971
Net change in unrealized appreciation of investments			(406,290)
Net realized and unrealized gain on investments			309,681
Change in net assets resulting from operations			$494,012

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$184,331	$256,772
Net realized gain on investments	715,971	406,916
Net change in unrealized appreciation/depreciation of investments	(406,290)	1,126,908
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	494,012	1,790,596
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(185,302)	(91,667)
Service Shares	(72,085)	(33,305)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(257,387)	(124,972)
Share Transactions:
Proceeds from sale of shares	3,510,384	6,637,036
Net asset value of shares issued to shareholders in payment of distributions declared	243,788	124,972
Cost of shares redeemed	(5,097,972)	(2,445,535)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,343,800)	4,316,473
Change in net assets	(1,107,175)	5,982,097
Net Assets:
Beginning of period	27,270,580	21,288,483
End of period (including undistributed net investment income of $183,566 and $256,622, respectively)	$26,163,405	$27,270,580

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses, and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/ accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2005, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral [1]
$330,174	$335,000

1 Does not include mark to market proceeds held as cash of $2,550.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2005		2004
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	354,039	$2,030,332	564,147	$3,108,550
Shares issued to shareholders in payment of distributions declared	30,283	171,703	17,070	91,667
Shares redeemed	(623,836)	(3,586,522)	(257,188)	(1,407,689)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(239,514)	$(1,384,487)	324,029	$1,792,528

Year Ended December 31	2005		2004
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	258,753	$1,480,052	642,736	$3,528,486
Shares issued to shareholders in payment of distributions declared	12,713	72,085	6,202	33,305
Shares redeemed	(261,356)	(1,511,450)	(190,558)	(1,037,846)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	10,110	$40,687	458,380	$2,523,945
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(229,404)	$(1,343,800)	782,409	$4,316,473

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Ordinary income	$257,387	$124,972

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$183,567
Net unrealized appreciation	$2,674,866
Capital loss carryforward	$(3,561,191)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2005, the cost of investments for federal tax purposes was $23,700,328. The net unrealized appreciation of investments for federal tax purposes was $2,674,866. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,034,706 and net unrealized depreciation from investments for those securities having an excess of cost over value of $359,840.

At December 31, 2005, the Fund had a capital loss carryforward of $(3,561,191) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$(2,808,261)
2010	$ (752,930)

The Fund used capital loss carryforwards of $(710,258) to offset taxable capital gains realized during the year ended December 31, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended December 31, 2005, the Adviser voluntarily waived $226,535 of its fee and voluntarily reimbursed $14,744 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the net fee paid to FAS was 0.583% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended December 31, 2005, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2005, the Fund's Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended December 31, 2005, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2005, the Fund's expenses were reduced by $1,521 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2005, were as follows:

Purchases	$17,123,885
Sales	$18,960,576

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Appreciation Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated) ; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University ; Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions : Senior Vice President of Federated Investment Counseling.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).
Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated) ; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser [and subadviser]. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2004. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916835
Cusip 313916819

G00433-19 (2/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2005

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005		2004	2003	[1]	2002		2001
Net Asset Value, Beginning of Period	$8.87		$8.44	$7.52		$10.37		$12.44
Income From Investment Operations:
Net investment income	0.42	[2]	0.36 [2]	0.32	[2]	0.47		0.47	[3]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.11		0.44	1.11		(2.85)		(2.14)	[3]
TOTAL FROM INVESTMENT OPERATIONS	0.53		0.80	1.43		(2.38)		(1.67)
Less Distributions:
Distributions from net investment income	(0.46)		(0.37)	(0.51)		(0.47)		(0.40)
Net Asset Value, End of Period	$8.94		$8.87	$8.44		$ 7.52		$10.37
Total Return [4]	6.28%		9.92%	20.67%		(23.95)%		(13.72)%

Ratios to Average Net Assets:
Net expenses	1.01	% [5]	1.00%	1.02	% [5]	1.02	% [5]	0.92	% [5]
Net investment income	4.87%		4.37%	4.18%		4.90%		3.86	% [3]
Expense waiver/reimbursement [6]	0.17%		0.17%	0.08%		--		--
Supplemental Data:
Net assets, end of period (000 omitted)	$62,526		$78,201	$82,602		$85,419		$138,270
Portfolio turnover	38%		59%	145%		118%		97%

1 During the year ended December 31, 2003, the investment strategy of the fund transitioned from an equity only, utility sector fund to a diversified income fund with both stocks and bonds. The equity portion of the fund is invested in a diversified portfolio that focuses on value stocks that provide above-average dividend income with market participation. The fixed income portion of the fund is invested in a high-yielding debt portfolio.

2 Based on average shares outstanding.

3 Effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended December 31, 2001, this change had no effect on the net investment per share or net realized and unrealized gain (loss) on investments per share, or on the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.00%, 1.00%, 1.01% and 0.91% for the years ended December 31, 2005, 2003, 2002 and 2001, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period [1]
Actual	$1,000	$1,045.60	$5.16
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.16	$5.09

1 Expenses are equal to the Fund's annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

This report covers Federated Capital Income Fund II's fiscal year reporting period from January 1, 2005 through December 31, 2005. During the reporting period, the fund produced a total return of 6.28%. This return was greater than the 4.13% total return of the Lipper VA Income Funds Average. 1 The fund focused on income earning investments, specifically dividend-paying stocks and high-yielding, fixed-income securities. 2 The portfolio managers set the fund's allocation between stocks and bonds according to various factors. These factors reflect the fund's primary investment objective of current income and its secondary objective of capital appreciation. The factors, in order of priority, are: 1) the fund's ability to pay and maintain an attractive level of dividends; and 2) the expected relative total return of bonds and stocks. The allocation to cash equivalents will typically be low as cash is held largely to fund potential redemptions and to facilitate settlement of new securities purchases.

MARKET CONDITIONS AND IMPACT UPON FUND'S PERFORMANCE

Stocks

The allocation at the end of the reporting period was 55.0% bonds, 40.1% stocks, 3.5% cash equivalents and 1.4% Other Assets and Liabilities. The fund's allocation will have a material effect on performance in any period to the extent that bonds and stocks have divergent total return. During the reporting period, the fund's equity benchmark, the Russell 1000 Value Index 3 outperformed the fund's fixed-income benchmark, a blend comprised of 40% Lehman Brothers High Yield Index, 4 35% Lehman Brothers Emerging Markets Bond Index, 5 and 25% Lehman Brothers Mortgage-Backed Securities Index. 6

The equity component of the fund's portfolio surpassed the 7.05% return of the Russell 1000 Value Index. During the reporting period, the fund's equity portfolio managers focused on realization of the fund's income and capital appreciation objectives by purchasing stocks with dividend yields greater than those of the general equity markets and current relative dividend yields greater than the stocks' historical averages. Overweights relative to the Russell 1000 Value Index in the Health Care and Utility sectors enhanced fund performance during the reporting period. Detracting from performance was a sector underweight in Energy and a sector overweight in Telecommunication Services. With respect to stock selection, good stock selection in Telecommunication Services and Consumer Discretionary aided the fund's performance while poor stock selection in Financial and Energy issues hindered performance.

1 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

2 There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

3 Russell 1000® Value Index measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and investments cannot be made directly in an index.

4 The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.

5 Lehman Brothers Emerging Markets Bond Index (EMBI) tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, and Venezuela.

6 Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

Bonds

The bond portion of the fund's portfolio is widely diversified with investments across a variety of countries, economies, maturities and quality ratings. Generally, the fund invests in three major bond categories: domestic investment grade; domestic high yield; 7 and international emerging markets. 8 As a result, the key drivers of performance over the reporting period were sector allocation among these three categories, along with relative total return within the sectors.

During the reporting period, fund management held the opinion that most world economies would move in an improved direction, which is typically expected to result in a trend toward higher interest rates. Therefore, during the reporting period, the fund's investment strategy focused on allocating bond assets to reduce overall interest rate exposure and volatility while increasing exposure to sectors which typically benefit from improved business conditions. 9 The fund's returns were largely influenced by an allocation of the largest percentages of bond assets to the high-yield bond and emerging market sectors, which experienced strong relative performance during the 12-month reporting period. Another positive contribution to overall fund performance was the allocation of the smallest portion of bond assets to the domestic high quality sector, which generated the lowest total return over the reporting period. As points of reference, the Lehman Brothers U.S. Aggregate Bond Index 10 (a proxy for the domestic investment-grade market) generated a 2.43% total return while the Lehman Brothers U.S. Corporate High Yield Bond Index 11 generated a total return of 2.74% and the Lehman Brothers Emerging Markets Index a total return of 12.27%. The large majority of the fund's high-yield debt exposure came from the "Federated High Income Bond Fund II," an affiliated diversified high-yield bond fund that generated a 2.66% total return over the past year. During the reporting period, the Fund invested on average over 40% of its bond assets in the high-yield bond sector, which represented the largest allocation of the three major bond sectors. In addition, the fund's emerging market debt exposure was generally managed over the reporting period at a longer average duration (i.e., price sensitivity) than the emerging market index, and thus, was in a position to experience even greater price appreciation. The percentage allocation to the emerging debt markets was in a range of 30-35% of the bond portion over the reporting period.

7 High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

8 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

9 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

10 The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

11 Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL INCOME FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Income Fund II (the "Fund") from December 31, 1995 to December 31, 2005 compared to the Standard & Poor's 500 Index (S&P 500), 2,3 Russell 1000 Value Index (RU1000V) 2,3 both broad-based market indexes, a blend of indexes comprised of 40% Russell 1000 Value Index/20% Lehman Brothers Emerging Market Bond Index (LBEMB) 3 /20% Lehman Brothers High Yield Composite Bond Index (LBHYB) 3 /20% Lehman Brothers Mortgage Backed Securities Index (LBMB), 3 ("the blend index") 2,4 and the Lipper Income VA Funds Average (LIFA). 3

Average Annual Total Returns for the Period Ended 12/31/2005
1 Year	6.28%
5 Years	(1.55)%
10 Years	3.27%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RU1000V, Blend Index, and the LIFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500, RU1000V, and Blend Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 socks representing all major industries. The RU1000V is an unmanaged index that measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to book ratios and lower forecasted growth values. The LBEMB is an unmanaged index that tracks total returns for external-currency denominated debt instruments of the emerging markets. The LBHYB is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount of outstanding of $100 million and at least one year to maturity. The LBMB is an unmanaged index comprised of all fixed securities mortgage pools by GNMA, FNMA, and FHLMC. Lipper figures represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges. Investments cannot be made directly in an index.

4 The Blend Index is the Fund's blended benchmark.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Tables

At December 31, 2005, the Fund's portfolio composition 1 was as follows:

Sector	Percentage of Total Net Assets
Domestic Equity Securities	29.6%
International Equity Securities	12.0%
Domestic Fixed-income securities	33.6%
International Fixed-income securities	20.2%
Cash Equivalents [2]	6.4%
Other Assets and Liabilities--Net	(1.8)%
TOTAL	100.0%

At December 31, 2005, the Fund's credit-quality ratings composition 3 for its fixed-income securities was as follows:

S&P Long-Term Ratings as Percentage of Fixed-income securities		Moody's Long-Term Ratings as Percentage of Fixed-income securities
AAA	24.1%	Aaa	24.1%
AA	0.0%	Aa	0.0%
A	7.4%	A	1.4%
BBB	9.5%	Baa	19.0%
BB	26.0%	Ba	22.3%
B	27.5%	B	25.1%
CCC	4.5%	Caa	7.5%
Not rated by S&P	1.0%	Not rated by Moody's	0.6%
TOTAL	100.0%	TOTAL	100.0%

At December 31, 2005 the Fund's sector composition 4 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Financials	31.6%
Energy	14.2%
Telecommunication Services	11.0%
Utilities	9.9%
Consumer Staples	9.3%
Health Care	7.8%
Consumer Discretionary	5.9%
Industrials	5.1%
Materials	4.4%
Other [5]	0.8%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purpose of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security but rather the Fund is treated as owning a pro rat portion of each security owned by and each other asset and liability of the affiliated investment company.

2 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

3 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investor Service (Moody's), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Of the portfolio's fixed-income securities, 0.2% do not have long-term ratings by either of these NRSROs.

4 Except for Other, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

5 For purposes of this table, index classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation "Other."

Portfolio of Investments

December 31, 2005

Shares			Value
		COMMON STOCKS--40.0%
		Consumer Discretionary--2.4%
2,900		Electrolux AB, ADR, Class B	$151,090
2,000		Gannett Co., Inc.	121,140
4,700		La-Z Boy Chair Co.	63,732
6,469		Limited, Inc.	144,582
11,900		Mattel, Inc.	188,258
5,200		McDonald's Corp.	175,344
4,100		Newell Rubbermaid, Inc.	97,498
46,500		Pearson PLC, ADR	551,955
		TOTAL	1,493,599
		Consumer Staples--3.8%
7,400		Altria Group, Inc.	552,928
6,000		Coca-Cola Co.	241,860
1,300		Kimberly-Clark Corp.	77,545
19,100		Loews Corp. - Carolina Group	840,209
1,700		PepsiCo, Inc.	100,436
14,300		Sara Lee Corp.	270,270
7,700		Unilever PLC, ADR	308,924
		TOTAL	2,392,172
		Energy--5.9%
12,900		Chevron Corp.	732,333
2,300		ConocoPhillips	133,814
18,000		Exxon Mobil Corp.	1,011,060
5,500		Kinder Morgan, Inc.	505,725
2,300		Marathon Oil Corp.	140,231
8,400		Royal Dutch Shell PLC	516,516
7,800		Tidewater, Inc.	346,788
2,500		Total SA, ADR, Class B	316,000
		TOTAL	3,702,467
		Financials--12.1%
1,900		Ace, Ltd.	101,536
19,600		Allstate Corp.	1,059,772
9,414		Bank of America Corp.	434,456
6,200		Bank of New York Co., Inc.	197,470
7,800		Barclays PLC, ADR	328,224
3,500		Capital Federal Financial	115,290
1,100		Chubb Corp.	107,415
23,400		Citigroup, Inc.	1,135,602
5,000		Comerica, Inc.	283,800
2,400		Federal Home Loan Mortgage Corp.	156,840
5,700		Gallagher (Arthur J.) & Co.	176,016
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
8,800		J.P. Morgan Chase & Co.	$349,272
16,400		Lloyds TSB Group PLC, ADR	554,320
14,200		MBNA Corp.	385,530
6,300		Mellon Financial Corp.	215,775
5,000		Morgan Stanley	283,700
6,500		Nationwide Financial Services, Inc., Class A	286,000
23,900		New York Community Bancorp, Inc.	394,828
2,000		PartnerRe Ltd.	131,340
1,500		RenaissanceRe Holdings Ltd.	66,165
17,900		U.S. Bancorp	535,031
1,100		UBS AG - U.S. issue	104,665
2,600		Wells Fargo & Co.	163,358
		TOTAL	7,566,405
		Health Care--3.2%
11,200		GlaxoSmithKline PLC, ADR	565,376
2,300		Johnson & Johnson	138,230
8,200		Merck & Co., Inc.	260,842
28,200		Pfizer, Inc.	657,624
8,600		Wyeth	396,202
		TOTAL	2,018,274
		Industrials--2.1%
26,600		General Electric Co.	932,330
3,400		Quebecor World, Inc.	46,206
5,300		TNT NV, ADR	165,784
1,300		Union Pacific Corp.	104,663
2,200		Waste Management, Inc.	66,770
		TOTAL	1,315,753
		Information Technology--0.3%
10,900		Nokia Oyj, ADR, Class A	199,470
		Materials--1.8%
2,600		Air Products & Chemicals, Inc.	153,894
2,400		Ciba Specialty Chemical AG, ADR	77,520
4,900		Du Pont (E.I.) de Nemours & Co.	208,250
4,600		Southern Copper Corp.	308,108
20,000		UPM - Kymmene OY, ADR	392,000
		TOTAL	1,139,772
		Telecommunication Services--4.6%
36,322		AT&T, Inc.	889,526
4,224		Alltel Corp.	266,534
7,300		BellSouth Corp.	197,830
24,400		Magyar Telekom, ADR	537,532
23,500		TDC A/S, ADR	702,180
18,100		Telstra Corp. Ltd., ADR	259,373
		TOTAL	2,852,975
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--3.8%
2,700		Black Hills Corp.	$93,447
3,400		Duke Energy Corp.	93,330
16,600		Energias de Portugal SA, ADR	512,442
3,000		Equitable Resources, Inc.	110,070
7,300		Northeast Utilities Co.	143,737
12,300		Pinnacle West Capital Corp.	508,605
5,300		RWE AG, RDC	391,405
28,600		Scottish & Southern Energy PLC, ADR	497,860
		TOTAL	2,350,896
		TOTAL COMMON STOCKS (IDENTIFIED COST $21,501,860)	25,031,783
		CORPORATE BONDS--8.9%
		Basic Industry - Paper--0.4%
$250,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	277,156
		Brewing--0.2%
100,000	[1]	Bavaria, Series 144A, 8.875%, 11/1/2010	109,125
		Broadcast Radio & TV--0.8%
400,000		Grupo Televisa SA, Sr. Note, 8.5%, 3/11/2032	474,900
		Communications - Media Noncable--0.3%
185,000		British Sky Broadcasting Group PLC, 8.2%, 7/15/2009	202,403
		Communications - Telecom Wirelines--0.5%
300,000		Telecom de Puerto Rico, Note, 6.65%, 5/15/2006	301,608
		Consumer Cyclical - Automotive--0.4%
300,000		General Motors Acceptance, 6.875%, 9/15/2011	273,896
		Consumer Cyclical - Entertainment--0.5%
300,000		Time Warner, Inc., Deb., 8.11%, 8/15/2006	304,839
		Consumer Non-Cyclical Tobacco--0.1%
45,000		Philip Morris, Note, 6.375%, 2/1/2006	45,055
		Financial Institution - Banking--0.5%
300,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	327,408
		Financial Institution - Brokerage--0.5%
300,000		Waddell & Reed Financial, Inc., 7.5%, 1/18/2006	300,291
		Financial Institution - Insurance - P&C--0.5%
300,000	[1]	MBIA Global Funding LLC, 2.875%, 11/30/2006	294,168
		Metals & Mining--0.2%
150,000	[1]	Adaro Finance BV, Company Guarantee, Series 144A, 8.5%, 12/8/2010	151,875
		Oil & Gas--2.6%
800,000	[1]	Gaz Capital SA, Note, Series 144A, 8.625%, 4/28/2034	1,014,000
220,000	[1]	Gazprom, Note, Series 144A, 9.625%, 3/1/2013	265,925
350,000	[1]	Petrozuata Finance Inc., Company Guarantee, Series 144A, 8.22%, 4/1/2017	330,750
		TOTAL	1,610,675
		Sovereign--0.5%
250,000	[1]	Aries Vermogensverwaltng, Note, Series 144A, 9.6%, 10/25/2014	321,337
Principal Amount			Value
		CORPORATE BONDS--continued
		Steel--0.5%
$275,000	[1]	CSN Islands VIII Corp., Company Guarantee, Series 144A, 9.75%, 12/16/2013	$306,281
		Telecommunications & Cellular--0.4%
200,000		Philippine Long Distance, Sr. Unsub., 11.375%, 5/15/2012	247,000
		TOTAL CORPORATE BONDS (IDENTIFIED COST $5,256,726)	5,548,017
		GOVERNMENTS/AGENCIES--12.0%
		Sovereign--12.0%
319,816		Argentina, Government of, Note, Series $dis, 8.28%, 12/31/2033	271,044
500,000		Brazil, Government of, 8.875%, 4/15/2024	558,750
650,000		Brazil, Government of, Bond, 8.25%, 1/20/2034	692,250
140,000		Colombia, Government of, 10.75%, 1/15/2013	174,300
500,000		Colombia, Republic of, Bond, 8.125%, 5/21/2024	542,500
18,603,000		Mexican Fixed Rate Bonds, Bond, Series M 20, 10%, 12/5/2024	1,977,788
270,000		Peru, Government of, Note, 9.875%, 2/6/2015	325,350
300,000		Philippines, Government, 9.875%, 1/15/2019	357,375
250,000		Philippines, Government, Note, 8.25%, 1/15/2014	267,188
770,000		Russia, Government of, 5.000%, 3/31/2030	869,908
500,000		Turkey, Government of, 9.5%, 1/15/2014	600,625
440,000		Venezuela, Government of, 9.375%, 1/13/2034	522,280
250,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	297,500
50,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	51,220
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $6,982,840)	7,508,078
		MORTGAGE-BACKED SECURITIES--12.5%
		Federal Home Loan Mortgage Corporation--5.8%
1,700,000	[2]	Federal Home Loan Mortgage Corp., 6.000%, 30 Year, 12/1/2035	1,715,961
407,609		Federal Home Loan Mortgage Corp. Pool A14164, 5.000%, 30 Year, 10/1/2033	396,097
198,622		Federal Home Loan Mortgage Corp. Pool A47194, 5.000%, 30 Year, 10/1/2035	192,268
191,075		Federal Home Loan Mortgage Corp. Pool B17799, 4.500%, 15 Year, 2/1/2020	185,874
498,220		Federal Home Loan Mortgage Corp. Pool G01954, 5.000%, 30 Year, 11/1/2035	482,280
192,310		Federal Home Loan Mortgage Corp. Pool G18045, 5.000%, 15 Year, 3/1/2020	190,358
248,186		Federal Home Loan Mortgage Corp. Pool G18078, 5.000%, 15 Year, 10/1/2020	245,628
195,494		Federal Home Loan Mortgage Corp. Pool J00042, 4.500%, 15 Year, 9/1/2020	190,173
		TOTAL	3,598,639
		Federal National Mortgage Association--6.7%
442,587		Federal National Mortgage Association Pool 255631, 5.500%, 30 Year, 3/1/2035	438,335
125,258		Federal National Mortgage Association Pool 789090, 5.500%, 15 Year, 8/1/2019	126,020
439,963		Federal National Mortgage Association Pool 805107, 5.500%, 30 Year, 1/1/2035	435,736
431,432		Federal National Mortgage Association Pool 806237, 5.000%, 15 Year, 12/1/2019	426,782
460,720		Federal National Mortgage Association Pool 811870, 5.000%, 15 Year, 2/1/2020	455,683
1,123,727		Federal National Mortgage Association Pool 816227, 5.500%, 30 Year, 3/1/2035	1,112,931
498,270		Federal National Mortgage Association Pool 822564, 5.500%, 15 Year, 12/1/2020	501,460
199,572		Federal National Mortgage Association Pool 833388, 5.500%, 30 Year, 8/1/2035	197,655
499,394		Federal National Mortgage Association Pool 843685, 5.500%, 30 Year, 10/1/2035	494,674
		TOTAL	4,189,276
Principal Amount or Shares			Value
		MORTGAGE-BACKED SECURITIES--continued
		Federal National Mortgage Association--0.0%
$19,720		Federal National Mortgage Association Pool 735502, 6.00%, 4/1/2035	$19,904
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $7,883,958)	7,807,819
		PREFERRED STOCKS--1.4%
		Financials--1.0%
8,100		Chubb Corp., PRIDES, $1.75, Annual Dividend	284,958
1,400		Washington Mutual, Inc., Conv. Pfd., $2.6875, Annual Dividend	75,950
13,400		XL Capital Ltd., PEPS, $1.625, Annual Dividend	299,356
		TOTAL	660,264
		Utilities--0.4%
7,300		ONEOK, Inc., PEPS, $2.19 Annual Dividend	237,104
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $863,401)	897,368
		MUTUAL FUNDS--21.8%
1,757,441	[3]	Federated High Income Bond Fund II, Primary Shares (IDENTIFIED COST $12,873,532)	13,602,593
		REPURCHASE AGREEMENTS--5.6%
$1,700,000	[4,5]	Interest in $165,700,000 joint repurchase agreement 4.280%, dated 12/13/2005, under which Morgan Stanley & Co., Inc., will repurchase U.S. Government Agency securities with various maturities to 1/1/2036 for $166,290,997 on 1/12/2006. The market value of the underlying securities at the end of the period was $170,205,272	1,700,000
1,787,000		Interest in $2,200,000,000 joint repurchase agreement 4.33%, dated 12/30/2005 under which UBS Securities LLC, will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,201,058,444 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,266,002,803	1,787,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	3,487,000
		TOTAL INVESTMENTS--102.2% (IDENTIFIED COST $58,849,317) [6]	63,882,658
		OTHER ASSETS AND LIABILITIES--(2.2)%	(1,357,146)
		TOTAL NET ASSETS--100%	$62,525,512

1 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At December 31, 2005, these securities amounted to $2,793,461 which represents 4.5% of total net assets.

2 All or a portion of these securities may be subject to dollar roll transactions.

3 Affiliated Company.

4 Although the repurchase date is more than seven days after the date of purchase, the fund has the right to terminate the repurchase agreement at any time with seven days' notice.

5 Security held as collateral for dollar roll transactions.

6 The cost of investments for federal tax purposes amounts to $59,397,239.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2005.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
PEPS	--Participating Equity Preferred Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Total investments in securities, at value including $13,602,593 of investments in affiliated issuers (Note 5) (identified cost $58,849,317)		$63,882,658
Cash		47
Cash denominated in foreign currencies (cost of $89,313)		89,324
Income receivable		314,313
Receivable for shares sold		24,687
TOTAL ASSETS		64,311,029
Liabilities:
Payable for shares redeemed	$56,563
Payable for dollar roll transactions	1,706,309
Accrued expenses	22,645
TOTAL LIABILITIES		1,785,517
Net assets for 6,992,529 shares outstanding		$62,525,512
Net Assets Consist of:
Paid-in capital		$117,048,232
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		5,033,341
Accumulated net realized loss on investments, options, and foreign currency transactions		(63,209,467)
Undistributed net investment income		3,653,406
TOTAL NET ASSETS		$62,525,512
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$62,525,512 ÷ 6,992,529 shares outstanding, no par value, unlimited shares authorized		$8.94

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $42,574, including $1,284,598 received from affiliated issuers (Note 5))			$2,561,300
Interest			1,532,609
TOTAL INCOME			4,093,909
Expenses:
Investment adviser fee (Note 5)		$522,788
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		13,297
Transfer and dividend disbursing agent fees and expenses		15,369
Directors'/Trustees' fees		1,442
Auditing fees		26,830
Legal fees		9,150
Portfolio accounting fees		49,653
Printing and postage		22,174
Insurance premiums		8,462
Miscellaneous		3,000
TOTAL EXPENSES		822,165
Waiver, Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee (Note 5)	$(92,207)
Waiver of administrative personnel and services fee (Note 5)	(24,302)
Fees paid indirectly from directed brokerage arrangements	(5,550)
TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(122,059)
Net expenses			700,106
Net investment income			3,393,803
Realized and Unrealized Gain (Loss) on Investments, Options, and Foreign Currency Transactions:
Net realized gain on investments, options and foreign currency transactions (including realized gain of $415,218 on sales of investments in affiliated issuers)			3,247,115
Net change in unrealized appreciation of investments, options, and translation of assets and liabilities in foreign currency			(2,536,073)
Net realized and unrealized gain on investments, options, and foreign currency transactions			711,042
Change in net assets resulting from operations			$4,104,845

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,393,803	$3,432,542
Net realized gain on investments, options and foreign currency transactions	3,247,115	5,198,806
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(2,536,073)	(1,354,104)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,104,845	7,277,244
Distributions to Shareholders:
Distributions from net investment income	(3,838,173)	(3,549,514)
Share Transactions:
Proceeds from sale of shares	3,900,761	8,823,924
Net asset value of shares issued to shareholders in payment of distributions declared	3,838,173	3,549,512
Cost of shares redeemed	(23,681,346)	(20,501,556)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(15,942,412)	(8,128,120)
Change in net assets	(15,675,740)	(4,400,390)
Net Assets:
Beginning of period	78,201,252	82,601,642
End of period (including undistributed net investment income of $3,653,406 and $3,837,076, respectively)	$62,525,512	$78,201,252

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Capital Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. The Fund generally values fixed income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed-income securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBA securities on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2005, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Dollar Roll Transactions

The Fund enters into dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. The Fund will use the proceeds generated from the transaction to invest in short-term investments or mortgage-backed securities which may enhance the Fund's current yield and total return.

Information regarding dollar roll transactions for the Fund for the year ended December 31, 2005, was as follows:

Maximum amount outstanding during the period	$1,709,069
Average amount outstanding during the period [1]	$ 88,918
Average shares outstanding during the period	8,029,444
Average debt per shares outstanding during the period	$ 0.01

1 The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the year ended December 31, 2005.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2005	2004
Shares sold	447,005	1,056,360
Shares issued to shareholders in payment of distributions declared	458,563	436,058
Shares redeemed	(2,730,937)	(2,460,620)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,825,369)	(968,202)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, and dividends paid on REITs.

For the year ended December 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$260,700	$(260,700)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004 was as follows:

	2005	2004
Ordinary income	$3,838,173	$3,549,514

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,655,215
Net unrealized appreciation	$4,485,419
Capital loss carryforward	$(62,590,358)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At December 31, 2005, the cost of investments for federal tax purposes was $59,397,239. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $4,485,419. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,093,789 and net unrealized depreciation from investments for those securities having an excess of cost over value of $608,370.

At December 31, 2005, the Fund had a capital loss carryforward of $(62,590,358) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$(12,396,381)
2009	$(16,049,079)
2010	$(34,144,898)

The Fund used capital loss carryforwards of $(2,608,989) to offset taxable capital gains realized during the year ended December 31, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Certain of the Fund's assets are managed by Federated Global Investment Management Company and Federated Investment Management Company (the "Sub-Advisers"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Advisers, the Sub-Advisers receive an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2005, the Sub-Adviser earned a sub-adviser fee of $91,354.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the net fee paid to FAS was 0.180% average aggregate daily net assets of the Fund.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended December 31, 2005, the Fund did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other mutual funds. Transactions with affiliated companies during the year ended December 31, 2005 are as follows:

Affiliates:	Balance of shares held December 31, 2004	Purchase Cost	Sales Proceeds	Dividend Income	Balance of Shares Held December 31, 2005	Value
Federated High Income Bond Fund II	2,316,812	$2,220,000	$6,754,938	$1,284,598	1,757,441	$13,602,593

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2005, were as follows:

Purchases	$20,724,298
Sales	$41,185,040

7. RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2005, the diversification of non-U.S. countries was as follows:

Country	Percentage of Net Assets
United Kingdom	5.6%
Russia	4.0%
Mexico	3.9%
Brazil	2.5%
Venezuela	2.4%
Philippines	1.4%
Columbia	1.3%
Denmark	1.1%
Turkey	1.0%
Finland	0.9%
Hungary	0.9%
Portugal	0.8%
Germany	0.6%
Peru	0.5%
France	0.5%
Puerto Rico	0.5%
Argentina	0.4%
Australia	0.4%
Bermuda	0.3%
Switzerland	0.3%
Netherlands	0.3%
Indonesia	0.2%
Sweden	0.2%
Cayman Islands	0.2%
Canada	0.1%

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Income Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions : Senior Vice President of Federated Investment Counseling.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract and subadvisory contract(s). The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's and subadviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew an Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser and subadviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. For the periods ending December 31, 2004, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, and then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q. You must register on the website the first time you wish to access this information.

Variable Investment Options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable Investment Options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Capital Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916108

G00845-01 (2/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2005

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005		2004		2003	[1]	2002		2001
Net Asset Value, Beginning of Period	$13.42		$12.13		$ 9.73		$12.49		$14.32
Income From Investment Operations:
Net investment income	0.31		0.28		0.24		0.20		0.23
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.12		1.25		2.36		(2.74)		(1.81)
TOTAL FROM INVESTMENT OPERATIONS	0.43		1.53		2.60		(2.54)		(1.58)
Less Distributions:
Distributions from net investment income	(0.28)		(0.24)		(0.20)		(0.22)		(0.25)
Net Asset Value, End of Period	$13.57		$13.42		$12.13		$ 9.73		$12.49
Total Return [2]	3.33%		12.84%		27.27%		(20.74)%		(10.98)%

Ratios to Average Net Assets:
Net expenses	1.14	% [3]	1.12	% [3]	1.15	% [3]	1.07	% [3]	0.97%
Net investment income	2.09%		2.08%		2.18%		1.63%		1.77%
Expense waiver/reimbursement [4]	0.04%		0.03%		0.01%		0.01%		0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$62,377		$72,907		$73,904		$61,430		$91,988
Portfolio turnover	31%		55%		145%		81%		101%

1 During the year ended December 31, 2003, the investment strategy of the fund transitioned from a blended value/growth style to one focused on value.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.13%, 1.11%, 1.14% and 1.06%, for the years ended December 31, 2005, 2004, 2003, and 2002, respectively, after taking into account these expense reductions.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period [1]
Actual	$1,000	$1,043.00	$5.97
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.36	$5.90

1 Expenses are equal to the Fund's annualized net expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

FUND PERFORMANCE

This report covers Federated Equity Income Fund II's fiscal year reporting period from January 1, 2005 through December 31, 2005. During the reporting period the fund produced a total return of 3.33%. The fund trailed its peer group as measured by the Lipper VA Equity Income Funds Average 1 category, which produced an average total return of 6.02% during the reporting period. The fund underperformed its benchmark, a blended index composed of 90% Russell 1000 Value Index and 10% Merrill Lynch 91 Day Treasury Bill Index (90% RUS1V/10% ML91DTB), 2 which returned 6.65% during the same period. The portfolio manager focused on the realization of the fund's total return and income objectives by primarily purchasing and holding value stocks having dividend yields greater than the general equity markets and current relative dividend yields greater than their historical averages. The fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the 90% RUS1V/10% ML91DTB.

Market Conditions and Impact Upon Fund's Performance:

Value strategies generally outperformed growth strategies during the reporting period which was a positive influence on portfolio performance. Diversified, high yielding strategies tended to underperform the market during the reporting period which was a negative influence on the portfolio performance.

Sector Selection impact Upon Fund's Performance:

The best performing sectors of the 90% RUS1V/10% ML91DTB during the reporting period were Energy (up 27.42%) and Utilities (up 15.03%). The worst performing sectors were Consumer Discretionary (down 7.03%) and Telecommunication Services (down 6.10%). Positive sector selection influences on performance relative to the benchmark included overweight positions in Health Care and Materials with an underweight in Utilities. Negative sector selection influences upon relative performance included an underweight position in Energy and an overweight position in Telecommunication Services.

Security Selection impact Upon Fund's Performance:

Positive influences on performance relative to the fund's benchmark included favorable security selection in Information Technology and Consumer Discretionary. Negative influences on relative performance included unfavorable security selection in Energy, Financials, and Health Care.

1 Lipper figures represent the average of the returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

2 The 90% RUS1V/10% ML91DTB is a blended index which is comprised of the RUS1V and the ML91DTB. The RUS1V measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The ML91DTB is an index tracking short-term government securities. Indexes are unmanaged, and investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN THE FEDERATED EQUITY INCOME FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Equity Income Fund II (the "Fund") from January 30, 1997 (start of performance) to December 31, 2005 compared to the Russell 1000® Value Index (RUS1V), 2 and the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90% RUS1V/10% ML91DTB). 2

Average Annual Total Returns for the Period Ended 12/31/2005
1 Year	3.33%
5 Years	0.92%
Start of Performance (1/30/1997)	4.78%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUSIV/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1V and the 90% RUSIV/10% ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2005, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	30.6%
Energy	13.0%
Telecommunication Services	10.0%
Consumer Staples	8.7%
Health Care	8.2%
Consumer Discretionary	6.2%
Industrials	6.1%
Materials	5.8%
Utilities	3.7%
Information Technology	0.7%
Securities Lending Collateral [2]	10.1%
Cash Equivalents [3]	7.0%
Other Securities [4]	0.0%
Other Assets and Liabilities--Net [5]	(10.1)%
TOTAL	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

4 Other Securities include Option Contracts. Represents less than 0.1% of total net assets.

5 See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2005

Shares			Value
		COMMON STOCKS--93.0%
		Consumer Discretionary--6.2%
10,600		Clear Channel Communications, Inc.	$333,370
16,200		Hasbro, Inc.	326,916
7,438		Limited, Inc.	166,239
1,325	[1]	Live Nation	17,358
30,100		Mattel, Inc.	476,182
37,700		McDonald's Corp.	1,271,244
108,900	[2]	Pearson PLC, ADR	1,292,643
		TOTAL	3,883,952
		Consumer Staples--8.7%
4,300		Altria Group, Inc.	321,296
34,300		Coca-Cola Co.	1,382,633
8,300		Colgate-Palmolive Co.	455,255
20,700		Kimberly-Clark Corp.	1,234,755
10,200	[2]	Kraft Foods, Inc., Class A	287,028
14,100		Loews Corp.	620,259
13,800		PepsiCo, Inc.	815,304
16,700		Sara Lee Corp.	315,630
		TOTAL	5,432,160
		Energy--13.0%
20,400		Chevron Corp.	1,158,108
5,200		ConocoPhillips	302,536
48,200		Exxon Mobil Corp.	2,707,394
11,500		Kinder Morgan, Inc.	1,057,425
5,400		Marathon Oil Corp.	329,238
13,700		Royal Dutch Shell PLC, Class A, ADR	842,413
13,700		Total SA, Class B, ADR	1,731,680
		TOTAL	8,128,794
Shares			Value
		COMMON STOCKS--continued
		Financials--30.6%
11,193		Ace Ltd.	$598,154
23,300		Allstate Corp.	1,259,831
47,300	[2]	Amvescap PLC, ADR	727,947
26,894		Bank of America Corp.	1,241,158
11,100		Bank of New York Co., Inc.	353,535
8,000		Barclays PLC, ADR	336,640
64,600		Citigroup, Inc.	3,135,038
21,000		Federal Home Loan Mortgage Corp.	1,372,350
12,000	[2]	Gallagher (Arthur J.) & Co.	370,560
20,400		J.P. Morgan Chase & Co.	809,676
9,400	[2]	Lloyds TSB Group PLC, ADR	317,720
43,300		MBNA Corp.	1,175,595
16,000		Morgan Stanley	907,840
14,900		Nationwide Financial Services, Inc., Class A	655,600
4,500		PartnerRe Ltd.	295,515
3,500		RenaissanceRe Holdings Ltd.	154,385
25,700		Sun Life Financial Services of Canada	1,031,341
17,800		U.S. Bancorp	532,042
13,800	[2]	UBS AG	1,313,070
14,900		Wachovia Corp.	787,614
22,800		Wells Fargo & Co.	1,432,524
4,400	[2]	XL Capital Ltd., Class A	296,472
		TOTAL	19,104,607
		Health Care--8.2%
19,800		Abbott Laboratories	780,714
6,200		GlaxoSmithKline PLC, ADR	312,976
9,700		Johnson & Johnson	582,970
25,900		Merck & Co., Inc.	823,879
90,400		Pfizer, Inc.	2,108,128
255	[1]	Pfizer, Inc., 1/23/2006, Options Contract	1,275
10,800		Wyeth	497,556
		TOTAL	5,107,498
Shares			Value
		COMMON STOCKS--continued
		Industrials--6.1%
28,100		General Electric Co.	$984,905
10,300		Lockheed Martin Corp.	655,389
6,000		Northrop Grumman Corp.	360,660
16,500		Quebecor World, Inc.	224,235
29,800	[2]	TNT NV, ADR	932,144
2,000		United Parcel Service, Inc.	150,300
6,200		United Technologies Corp.	346,642
5,100		Waste Management, Inc.	154,785
		TOTAL	3,809,060
		Information Technology--0.7%
22,600		Nokia Oyj, Class A, ADR	413,580
		Materials--5.8%
5,400		Air Products & Chemicals, Inc.	319,626
7,800		Akzo Nobel NV, ADR	359,424
12,300		Alcoa, Inc.	363,711
18,200		Du Pont (E.I.) de Nemours & Co.	773,500
13,600	[2]	POSCO, ADR	673,336
7,100		Rohm & Haas Co.	343,782
30,200	[2]	Stora Enso Oyj, ADR	408,304
18,100	[2]	Worthington Industries, Inc.	347,701
		TOTAL	3,589,384
		Telecommunication Services--10.0%
102,947		AT&T, Inc.	2,521,175
11,700	[2]	BCE, Inc.	280,215
25,900		BellSouth Corp.	701,890
29,000	[2]	Telefonos de Mexico, Class L, ADR	715,720
57,300	[2]	Telstra Corp. Ltd., ADR	821,109
30,600		Verizon Communications	921,672
13,400	[2]	Vodafone Group PLC, ADR	287,698
		TOTAL	6,249,479
Shares or Principal Amounts			Value
		COMMON STOCKS--continued
		Utilities--3.7%
9,600		Equitable Resources, Inc.	$352,224
9,500		Exelon Corp.	504,830
6,932	[2]	National Grid PLC, ADR	337,519
19,500		Northeast Utilities Co.	383,955
9,400		Pinnacle West Capital Corp.	388,690
7,100	[2]	Progress Energy, Inc.	311,832
		TOTAL	2,279,050
		TOTAL COMMON STOCKS (IDENTIFIED COST $50,634,471)	57,997,564
		REPURCHASE AGREEMENTS--17.1%
$4,337,000		Interest in $2,200,000,000 joint repurchase agreement 4.33%, dated 12/30/2005 under which UBS Securities LLC will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,201,058,444 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,266,002,803.	4,337,000
6,353,000		Interest in $2,000,000,000 joint repurchase agreement 4.29%, dated 12/30/2005 under which Morgan Stanley and Co., Inc., will repurchase U.S. Government Agency securities with various maturities to 10/1/2035 for $2,000,953,333 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,040,258,529 (held as collateral for securities lending).	6,353,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	10,690,000
		TOTAL INVESTMENTS--110.1% (IDENTIFIED COST $61,324,471) [3]	68,687,564
		OTHER ASSETS AND LIABILITIES - NET--(10.1)%	(6,310,408)
		TOTAL NET ASSETS--100%	$62,377,156

1 Non-income producing security.

2 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $61,450,023.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2005.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments in securities	$57,997,564
Investments in repurchase agreements	10,690,000
Total investments in securities, at value including $6,159,304 of securities loaned (identified cost $61,324,471)		$68,687,564
Cash		875
Income receivable		101,249
TOTAL ASSETS		68,789,688
Liabilities:
Payable for shares redeemed	26,083
Payable for collateral due to broker	6,353,000
Accrued expenses	33,449
TOTAL LIABILITIES		6,412,532
Net assets for 4,596,251 shares outstanding		$62,377,156
Net Assets Consist of:
Paid-in capital		$69,374,372
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		7,363,129
Accumulated net realized loss on investments and foreign currency transactions		(15,737,706)
Undistributed net investment income		1,377,361
TOTAL NET ASSETS		$62,377,156
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$62,377,156 ÷ 4,596,251 shares outstanding, no par value, unlimited shares authorized		$13.57

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $54,912)			$2,005,491
Interest (including income on securities loaned of $11,715)			125,430
TOTAL INCOME			2,130,921
Expenses:
Investment adviser fee (Note 5)		$496,211
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		7,156
Transfer and dividend disbursing agent fees and expenses		15,519
Directors'/Trustees' fees		1,535
Auditing fees		28,139
Legal fees		8,676
Portfolio accounting fees		46,889
Printing and postage		14,098
Insurance premiums		9,177
Miscellaneous		831
TOTAL EXPENSES		778,231
Waiver and Expense Reduction:
Waiver of administrative personnel and services fee (Note 5)	$(24,337)
Fees paid indirectly for directed brokerage arrangements	(6,926)
TOTAL WAIVER AND EXPENSE REDUCTION		(31,263)
Net expenses			746,968
Net investment income			1,383,953
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			3,465,541
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(2,891,322)
Net realized and unrealized gain on investments and foreign currency transactions			574,219
Change in net assets resulting from operations			$1,958,172

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,383,953	$1,491,100
Net realized gain on investments, options and foreign currency transactions	3,465,541	5,839,182
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(2,891,322)	1,300,140
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,958,172	8,630,422
Distributions to Shareholders:
Distributions from net investment income	(1,490,114)	(1,409,591)
Share Transactions:
Proceeds from sale of shares	2,324,579	3,026,705
Net asset value of shares issued to shareholders in payment of distributions declared	1,490,114	1,409,590
Cost of shares redeemed	(14,812,780)	(12,653,839)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(10,998,087)	(8,217,544)
Change in net assets	(10,530,029)	(996,713)
Net Assets:
Beginning of period	72,907,185	73,903,898
End of period (including undistributed net investment income of $1,377,361 and $1,489,566, respectively)	$62,377,156	$72,907,185

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide above-average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. The Fund generally values fixed income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are
amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred holding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2005, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2005, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$6,159,304	$6,353,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2005	2004
Shares sold	176,298	244,636
Shares issued to shareholders in payment of distributions declared	114,889	118,553
Shares redeemed	(1,126,257)	(1,026,566)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(835,070)	(663,377)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and return of capital adjustments on REITS.

For the year ended December 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$(6,044)	$6,044

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004 was as follows:

	2005	2004
Ordinary income [1]	$1,490,114	$1,409,591

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,377,362
Net unrealized appreciation	$7,237,576
Capital loss carryforward	$(15,612,154)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2005, the cost of investments for federal tax purposes was $61,450,023. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $7,237,541. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $9,058,593 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,821,052.

At December 31, 2005, the Fund had a capital loss carryforward of $(15,612,154) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$(8,827,150)
2010	$(6,785,004)

The Fund used capital loss carryforwards of $(3,469,639) to offset taxable capital gains realized during the year ended December 31, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the net fee paid to FAS was 0.190% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended December 31, 2005, the Fund did not incur a distribution services fee.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay
Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended December 31, 2005, the Fund did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2005, the Fund's expenses were reduced by $6,926 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2005, were as follows:

Purchases	$19,138,012
Sales	$31,067,211

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million .. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin &
Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF
FEDERATED EQUITY INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Equity Income Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter,
Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions : Senior Vice President of Federated Investment Counseling.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated) Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2004. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, and then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q. You must register on the website the first time you wish to access this information.

Variable Investment Options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable Investment Options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Equity Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916801

G00433-09 (2/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2005

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005	2004	2003		2002	2001
Net Asset Value, Beginning of Period	$11.60	$11.77	$11.98		$11.43	$11.11
Income From Investment Operations:
Net investment income	0.46	0.45 [1]	0.43	[1]	0.53 [1]	0.60 [1]
Net realized and unrealized gain (loss) on investments	(0.24)	(0.03)	(0.15)		0.46	0.16
TOTAL FROM INVESTMENT OPERATIONS	0.22	0.42	0.28		0.99	0.76
Less Distributions:
Distributions from net investment income	(0.46)	(0.53)	(0.43)		(0.44)	(0.44)
Distributions from net realized gain on investments	--	(0.06)	(0.06)		--	--
TOTAL DISTRIBUTIONS	(0.46)	(0.59)	(0.49)		(0.44)	(0.44)
Net Asset Value, End of Period	$11.36	$11.60	$11.77		$11.98	$11.43
Total Return [2]	2.03%	3.61%	2.37%		9.05%	7.03%

Ratios to Average Net Assets:
Net expenses	0.72%	0.72%	0.72%		0.72%	0.74%
Net investment income	4.16%	3.91%	3.68%		4.58%	5.39%
Expense waiver/reimbursement [3]	0.01%	0.01%	0.00	% [4]	--	--
Supplemental Data:
Net assets, end of period (000 omitted)	$391,331	$377,368	$405,418		$489,235	$300,404
Portfolio turnover	92%	60%	70%		82%	76%

1 Based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

4 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period [1]
Actual	$1,000	$ 999.10	$3.63
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.58	$3.67

1 Expenses are equal to the Fund's annualized net expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of the expenses.

Management Discussion of Fund Performance

The fund's total return for the 12-month reporting period was 2.03%. A composite benchmark, calculated by the Fund's investment adviser by combining two-thirds of the total return of the Lehman Brothers Mortgage-Backed Securities Index and one-third of the total return of the Lehman Brothers Government Index, 1 returned 2.62%. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total returns of these indices.

The fund's investment strategy focused on: (a) selection of securities with advantageous prepayment and value characteristics; (b) yield curve; and (c) sector allocation.

MARKET OVERVIEW

During the 12-month reporting period, interest rates increased across the Treasury security maturity spectrum, with the exception of the 30-year maturity bond. 2 In addition, the steepness of the yield curve, as measured by the 2- to 10-year Treasury yield spread, decreased significantly during the period. Specifically, the two-year and ten-year Treasury yields increased 1.33% and 0.17%, respectively, while the 30-year Treasury declined 0.29%. As a result, longer maturity Treasurys outperformed those with shorter maturities.

Mortgage-backed securities (MBS) underperformed relative to similar duration U.S. Treasury securities. As market yields increased, the effective duration 3 --defined as the percentage price change for a 1% change in yields--of MBS increased due to the slowdown in refinancings/ prepayments. The combination of higher market yields and duration extension negatively impacted MBS.

U.S. agency debentures outperformed similar duration Treasury securities, owing to their greater incremental yield.

SECURITY SELECTION

Selection of MBS for the fund's portfolio positively impacted fund performance. Prepayments negatively impact premium coupon MBS performance because prepaid principal may reduce expected yield and proceeds may be reinvested at lower market rates. Our analysis of the factors which impact prepayments, including geographic considerations, loan balance, loan-to-value ratio, and credit score, improved fund prepayment performance compared to the general market for MBS.

YIELD CURVE

During the 12-month period, the fund was positioned to benefit from a flattening yield curve. This investment strategy proved advantageous to fund performance as compared to the composite benchmark.

SECTOR ALLOCATION

Allocation among sectors--including MBS, Treasurys and agency securities--was adjusted throughout the year based on views of relative value. Overall, these adjustments detracted from fund performance as compared to the composite benchmark.

1 Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC including GNMA Graduated Payment Mortgages. The Lehman Brothers Government Index included the Treasury and Agency indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and non-callable agency securities. This includes publicly issued debt of U.S. government agencies, quasi-federal corporation and corporate or foreign debt guaranteed by the U.S. government. Indexes are unmanaged and investments cannot be made in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

GROWTH OF $10,000 INVESTED IN THE FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Fund for U.S. Government Securities II (the "Fund") from December 31, 1995 to December 31, 2005 compared to the Lehman Brothers Government/ Mortgage-Backed Index (LBGM). 2

Average Annual Total Returns for the Period Ended 12/31/2005
1 Year	2.03%
5 Years	4.78%
10 Years	5.43%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all distributions. The LBGM has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBGM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2005, the Fund's portfolio composition 1 was as follows:

Type of Investment	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	62.8%
U.S. Treasury Securities	18.2%
Other U.S. Government Agency Securities	13.7%
Non-Agency Mortgage-Backed Securities	3.1%
Repurchase Agreements--Cash	2.2%
Repurchase Agreements--Collateral [2]	16.9%
Other Assets and Liabilities--Net [3]	(16.9)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Includes repurchase agreements purchased with cash collateral or proceeds received in securities lending and/or dollar roll transactions, as well as cash covering when issued and delayed delivery transactions.

3 See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2005

Principal Amount			Value
		U.S. TREASURY OBLIGATIONS--18.2%
$1,000,000		United States Treasury Bonds, 6.000%, 2/15/2026	$1,181,448
1,700,000		United States Treasury Bonds, 6.125%, 11/15/2027	2,054,317
2,800,000		United States Treasury Bonds, 6.250%, 8/15/2023	3,348,901
3,000,000	[1]	United States Treasury Bonds, 7.250%, 5/15/2016	3,686,327
370,000		United States Treasury Bonds, 7.500%, 11/15/2024	503,868
3,050,000		United States Treasury Bonds, 7.625%, 2/15/2025	4,209,931
1,100,000		United States Treasury Bonds, 8.000%, 11/15/2021	1,517,931
18,000,000	[1]	United States Treasury Notes, 3.000%, 12/31/2006 - 2/15/2008	17,664,574
3,100,000		United States Treasury Notes, 3.375%, 10/15/2009	2,993,906
6,000,000	[1]	United States Treasury Notes, 3.750%, 3/31/2007	5,949,276
10,000,000	[1]	United States Treasury Notes, 4.000%, 4/15/2010 - 2/15/2015	9,817,170
5,076,000	[1]	United States Treasury Notes, 5.625%, 5/15/2008	5,213,865
10,431,600	[1]	U.S. Treasury Inflation Protected Note, 1.625%, 1/15/2015	10,058,788
3,082,350		U.S. Treasury Inflation Protected Note, 3.625%, 1/15/2008	3,165,716
		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $70,806,136)	71,366,018
		GOVERNMENT AGENCIES--13.7%
4,000,000		Federal Farm Credit System, 4.180%, 9/22/2010	3,891,539
7,300,000		Federal Farm Credit System, 5.750%, 1/18/2011 - 12/7/2028	7,660,326
1,245,000		Federal Farm Credit System, 6.000%, 6/11/2008	1,278,452
7,000,000		Federal Home Loan Bank System, 3.125%, 8/15/2007	6,819,224
3,100,000		Federal Home Loan Bank System, 3.750%, 8/18/2009	3,002,632
1,000,000		Federal Home Loan Bank System, 3.875%, 6/8/2007	987,683
3,000,000		Federal Home Loan Bank System, 4.250%, 9/12/2008	2,956,688
4,000,000		Federal Home Loan Bank System, 5.250%, 8/15/2006	4,013,431
750,000		Federal Home Loan Bank System, 6.185%, 5/6/2008	772,433
1,000,000		Federal Home Loan Bank System, 6.750%, 8/15/2007	1,030,252
1,100,000		Federal Home Loan Bank System, 7.125%, 2/15/2030	1,427,437
1,500,000		Federal Home Loan Mortgage Corp., 5.625%, 11/23/2035	1,505,220
72,000		Federal Home Loan Mortgage Corp., 6.750%, 9/15/2029	89,834
1,500,000		Federal National Mortgage Association, 6.000%, 5/15/2008	1,543,378
4,000,000		Tennessee Valley Authority, 5.375%, 11/13/2008	4,073,618
1,000,000		Tennessee Valley Authority, 5.625%, 1/18/2011	1,037,520
10,700,000		Tennessee Valley Authority, 6.000%, 3/15/2013	11,483,427
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $49,502,806)	53,573,094
Principal Amount			Value
		MORTGAGE-BACKED SECURITIES--60.5%
		Federal Home Loan Mortgage Corp.--29.2%
$11,704,657		Federal Home Loan Mortgage Corp., 4.500%, 1/1/2019 - 6/1/2019	$11,414,551
30,378,921	[2]	Federal Home Loan Mortgage Corp., 5.000%, 8/1/2018 - 1/1/2036	29,738,672
47,018,959		Federal Home Loan Mortgage Corp., 5.500%, 8/1/2033 - 12/1/2035	46,672,429
15,305,654	[2]	Federal Home Loan Mortgage Corp., 6.000%, 1/1/2014 - 1/1/2036	15,465,197
7,457,216		Federal Home Loan Mortgage Corp., 6.500%, 6/1/2015 - 5/1/2031	7,678,924
2,779,427		Federal Home Loan Mortgage Corp., 7.000%, 9/1/2015 - 4/1/2032	2,892,081
326,051		Federal Home Loan Mortgage Corp., 7.500%, 9/1/2030 - 1/1/2031	342,599
43,290		Federal Home Loan Mortgage Corp., 8.500%, 5/1/2030	45,731
22,705		Federal Home Loan Mortgage Corp., 9.000%, 2/1/2025 - 5/1/2025	24,744
		TOTAL	114,274,928
		Federal National Mortgage Association--25.9%
12,621,050		Federal National Mortgage Association, 4.500%, 4/1/2019 - 7/1/2020	12,282,752
34,491,191		Federal National Mortgage Association, 5.000%, 2/1/2018 - 11/1/2034	33,707,181
36,189,795		Federal National Mortgage Association, 5.500%, 5/1/2018 - 9/1/2035	36,074,542
13,691,085		Federal National Mortgage Association, 6.000%, 5/1/2014 - 7/1/2035	13,855,828
3,038,802	[2]	Federal National Mortgage Association, 6.500%, 6/1/2029 - 1/1/2036	3,121,534
1,925,808		Federal National Mortgage Association, 7.000%, 3/1/2015 - 4/1/2032	2,001,843
190,804		Federal National Mortgage Association, 7.500%, 5/1/2015 - 8/1/2031	200,383
39,761		Federal National Mortgage Association, 8.000%, 7/1/2030	42,737
		TOTAL	101,286,800
		Government National Mortgage Association--5.4%
4,896,609		Government National Mortgage Association, 5.000%, 7/15/2034	4,842,670
6,485,687		Government National Mortgage Association, 5.500%, 1/15/2033 - 5/20/2035	6,516,962
5,569,313	[2]	Government National Mortgage Association, 6.000%, 4/15/2032 - 1/15/2036	5,701,182
3,518,054		Government National Mortgage Association, 6.500%, 12/15/2023 - 5/15/2032	3,681,180
163,856		Government National Mortgage Association, 7.500%, 10/15/2026 - 3/20/2030	172,546
196,138		Government National Mortgage Association, 8.000%, 12/15/2029 - 4/15/2030	211,441
64,809		Government National Mortgage Association, 9.500%, 11/15/2016	70,515
		TOTAL	21,196,496
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $240,914,919)	236,758,224
		COLLATERALIZED MORTGAGE OBLIGATIONS--3.1%
1,197,928		CHASE Mortgage Finance Corp. 2003-S15, Class 1A3, 6.000%, 1/25/2034	1,196,978
4,384,560		First Horizon Mortgage Pass-Through Trust 2004-AR6, Class 4A1, 5.592%, 11/25/2034	4,368,300
2,327,555		Master Asset Securitization Trust 2003-8, Class 1A1, 5.500%, 9/25/2033	2,282,582
2,201,881		Wells Fargo Mortgage Backed Securities Trust 2003-18, Class A1, 5.500%, 12/25/2033	2,159,336
2,323,056		Wells Fargo Mortgage Backed Securities Trust 2004-DD, Class 1A1, 4.630%, 1/25/2035	2,284,775
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $12,447,845)	12,291,971
Principal Amount			Value
		ADJUSTABLE RATE MORTGAGES--2.3%
$3,031,098		Federal National Mortgage Association ARM, 4.431%, 5/1/2034	$2,962,166
3,218,865		Federal National Mortgage Association ARM, 4.997%, 7/1/2035	3,186,971
2,663,194		Federal National Mortgage Association ARM, 5.023%, 5/1/2035	2,637,828
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $8,939,112)	8,786,965
		REPURCHASE AGREEMENTS--19.1%
12,250,000	[3,4]	Interest in $165,700,000 joint repurchase agreement 4.28%, dated 12/13/2005, under which Morgan Stanley & Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 1/1/2036 for $166,290,997 on 1/12/2006. The market value of the underlying securities at the end of the period was $170,205,272.	12,250,000
3,000,000	[3,4]	Interest in $12,000,000 joint repurchase agreement 4.25%, dated 12/15/2005, under which UBS Securities LLC will repurchase a U.S. Government Agency security with a maturity of 3/15/2032 for $12,048,167 on 1/18/2006. The market value of the underlying security at the end of the period was $12,384,991.	3,000,000
2,700,000	[3,4]	Interest in $52,900,000 joint repurchase agreement 4.27%, dated 12/19/2005, under which UBS Securities LLC will repurchase U.S. Government Agency securities with various maturities to 2/15/2031 for $53,119,608 on 1/23/2006. The market value of the underlying securities at the end of the period was $54,561,213.	2,700,000
8,774,000		Interest in $2,200,000,000 joint repurchase agreement 4.33%, dated 12/30/2005, under which UBS Securities LLC will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,201,058,444 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,266,002,803.	8,774,000
24,000,000		Interest in $1,500,000,000 joint repurchase agreement 4.29%, dated 12/30/2005, under which Bear Stearns and Co., Inc., will repurchase U.S. Government Agency securities with various maturities to 12/25/2035 for $1,500,715,000 on 1/3/2006. The market value of the underlying securities at the end of the period was $1,532,338,295 (held as collateral for securities lending).	24,000,000
23,826,000		Interest in $2,000,000,000 joint repurchase agreement 4.29%, dated 12/30/2005, under which Morgan Stanley and Co., Inc., will repurchase U.S. Government Agency securities with various maturities to 10/1/2035 for $2,000,953,333 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,040,258,529 (held as collateral for securities lending).	23,826,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	74,550,000
		TOTAL INVESTMENTS--116.9% (IDENTIFIED COST $457,160,818) [5]	457,326,272
		OTHER ASSETS AND LIABILITIES - NET--(16.9)%	(65,995,692)
		TOTAL NET ASSETS--100%	$391,330,580

1 Certain principal amounts are temporarily on loan to unaffiliated broker/dealers.

2 All or a portion of these securities are subject to dollar-roll transactions.

3 Although the repurchase date is more than seven days after the date of purchase, the fund has the right to terminate the repurchase agreement at any time with seven-days' notice.

4 Securities held as collateral for dollar-roll transactions.

5 The cost of investments for federal tax purposes amounts to $457,228,671.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2005.

The following acronym is used throughout this portfolio:

ARM	--Adjustable-Rate Mortgage

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments in securities	$382,776,272
Investments in repurchase agreements	74,550,000
Total investments in securities, at value including $46,064,815 of securities loaned (identified cost $457,160,818)		$457,326,272
Cash		996
Income receivable		2,748,567
Receivable for shares sold		252,772
TOTAL ASSETS		460,328,607
Liabilities:
Payable for investments purchased	2,906,615
Payable for shares redeemed	206,820
Payable for collateral due to broker	47,826,000
Payable for dollar-roll transactions	18,048,887
Accrued expenses	9,705
TOTAL LIABILITIES		68,998,027
Net assets for 34,459,782 shares outstanding		$391,330,580
Net Assets Consist of:
Paid-in capital		$377,364,191
Net unrealized appreciation of investments		165,454
Accumulated net realized loss on investments		(2,107,155)
Undistributed net investment income		15,908,090
TOTAL NET ASSETS		$391,330,580
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$391,330,580 ÷ 34,459,782 shares outstanding, no par value, unlimited shares authorized		$11.36

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2005

Investment Income:
Interest (net of dollar roll expense of $5,249 and including income on securities loaned of $64,627)			$18,682,940
Expenses:
Investment adviser fee (Note 5)		$2,295,703
Administrative personnel and services fee (Note 5)		306,174
Custodian fees		34,517
Transfer and dividend disbursing agent fees and expenses		16,115
Directors'/Trustees' fees		3,499
Auditing fees		18,988
Legal fees		10,476
Portfolio accounting fees		95,412
Printing and postage		16,196
Insurance premiums		11,437
Miscellaneous		3,931
TOTAL EXPENSES		2,812,448
Waivers (Note 5):
Waiver of investment adviser fee	$(24,237)
Waiver of administrative personnel and services fee	(14,620)
TOTAL WAIVERS		(38,857)
Net expenses			2,773,591
Net investment income			15,909,349
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(788,108)
Net change in unrealized appreciation of investments			(7,553,082)
Net realized and unrealized loss on investments			(8,341,190)
Change in net assets resulting from operations			$7,568,159

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$15,909,349	$15,071,596
Net realized loss on investments	(788,108)	(1,305,845)
Net change in unrealized appreciation/depreciation of investments	(7,553,082)	(182,111)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,568,159	13,583,640
Distributions to Shareholders:
Distributions from net investment income	(15,049,579)	(17,265,666)
Distributions from net realized gains on investments	--	(2,009,772)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(15,049,579)	(19,275,438)
Share Transactions:
Proceeds from sale of shares	84,799,534	71,845,475
Net asset value of shares issued to shareholders in payment of distributions declared	15,049,579	19,275,435
Cost of shares redeemed	(78,405,280)	(113,478,693)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	21,443,833	(22,357,783)
Change in net assets	13,962,413	(28,049,581)
Net Assets:
Beginning of period	377,368,167	405,417,748
End of period (including undistributed net investment income of $15,908,090 and $15,048,320, respectively)	$391,330,580	$377,368,167

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

The Fund generally values fixed-income securities according to prices furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed-income securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreement

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses, and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid yearly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBA securities on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2005, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$46,064,815	$47,826,000

Dollar Roll Transactions

The Fund enters into dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions, which are treated as purchase and sales, will not exceed 12 months. The Fund will use the proceeds generated from the transaction to invest in short-term investments or mortgage-backed securities which may enhance the Fund's current yield and total return.

Information regarding dollar roll transactions for the Fund for the year ended December 31, 2005, was as follows:

Maximum amount outstanding during the period	$40,688,567
Average amount outstanding during the period [1]	$15,112,519
Average shares outstanding during the period	33,724,608
Average debt per shares outstanding during the period	$ 0.45

1 The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the year ended December 31, 2005.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2005	2004
Shares sold	7,488,668	6,251,125
Shares issued to shareholders in payment of distributions declared	1,358,265	1,683,444
Shares redeemed	(6,918,482)	(9,839,410)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,928,451	(1,904,841)

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Ordinary income [1]	$15,049,579	$17,975,455
Long-term capital gains	$-	$1,299,983

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$16,257,366
Net unrealized appreciation	$97,601
Capital loss carryforward	$(2,398,809)

At December 31, 2005, the cost of investments for federal tax purposes was $457,228,671. The net unrealized appreciation of investments for federal tax purposes was $97,601. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,121,415 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,023,814.

At December 31, 2005, the Fund had a capital loss carryforward of $(2,398,809) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2012	$(1,312,279)
2013	$(1,086,530)

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the Adviser voluntarily waived $24,237 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended December 31, 2005, the Fund's Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2005, were as follows:

Purchases	$7,330,643
Sales	$2,349,499

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million .. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions : Senior Vice President of Federated Investment Counseling.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).
Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

For the periods ending December 31, 2004, the Fund's performance for both the one and three year periods were above the median of the relevant peer group.

During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Fund for U.S. Government Securities II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916207

G00846-01 (2/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2005

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Period	$8.20		$7.99		$7.08		$7.72	$8.46
Income From Investment Operations:
Net investment income	0.57	[1]	0.58	[1]	0.59	[1]	0.67 [1]	0.83	[1,2]
Net realized and unrealized gain (loss) on investments	(0.37)		0.21		0.89		(0.55)	(0.69	) [2]
TOTAL FROM INVESTMENT OPERATIONS	0.20		0.79		1.48		0.12	0.14
Less Distributions:
Distributions from net investment income	(0.66)		(0.58)		(0.57)		(0.76)	(0.88)
Net Asset Value, End of Period	$7.74		$8.20		$7.99		$7.08	$7.72
Total Return [3]	2.66%		10.46%		22.22%		1.39%	1.38%

Ratios to Average Net Assets:
Net expenses	0.75%		0.74%		0.75%		0.77%	0.76%
Net investment income	7.40%		7.44%		7.95%		9.30%	10.33	% [2]
Expense waiver/reimbursement [4]	0.00	% [5]	0.00	% [5]	0.00	% [5]	--	--
Supplemental Data:
Net assets, end of period (000 omitted)	$248,538		$311,095		$324,216		$231,305	$229,885
Portfolio turnover	33%		55%		53%		40%	37%

1 Amount based on average shares outstanding.

2 Effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. For the year ended December 31, 2001, the effect of this change was to increase net investment income per share by $0.02, decrease net realized and unrealized gain/loss per share by $0.02, and increase the ratio of net investment income to average net assets from 10.19% to 10.33%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005		2004		2003		2002	2001
Net Asset Value, Beginning of Period	$8.17		$7.97		$7.08		$7.72	$8.46
Income From Investment Operations:
Net investment income	0.55	[1]	0.56	[1]	0.57	[1]	0.63 [1]	0.79	[1,2]
Net realized and unrealized gain (loss) on investments	(0.38)		0.20		0.88		(0.51)	(0.65	) [2]
TOTAL FROM INVESTMENT OPERATIONS	0.17		0.76		1.45		0.12	0.14
Less Distributions:
Distributions from net investment income	(0.64)		(0.56)		(0.56)		(0.76)	(0.88)
Net Asset Value, End of Period	$7.70		$8.17		$7.97		$7.08	$7.72
Total Return [3]	2.27%		10.16%		21.79%		1.36%	1.38%

Ratios to Average Net Assets:
Net expenses	1.00%		0.99%		1.00%		1.00%	0.86%
Net investment income	7.14%		7.19%		7.66%		9.03%	10.27	% [2]
Expense waiver/reimbursement [4]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.03%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$89,627		$111,572		$97,600		$51,062	$8,424
Portfolio turnover	33%		55%		53%		40%	37%

1 Amount based on average shares outstanding.

2 Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. For the year ended December 31, 2001, the effect of this change was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 10.13% to 10.27%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$ 1,027.90	$3.83
Service Shares	$1,000	$1,025.30	$5.10
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.42	$3.82
Service Shares	$1,000	$1,020.16	$5.09

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.75%
Service Shares	1.00%

Management's Discussion of Fund Performance

The Federated High Income Bond Fund II's total return, based on net asset value, for the 12-month reporting period ended December 31, 2005 was 2.66% for Primary Shares and 2.27% for Service Shares. By comparison, during the 12-month reporting period, the return of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI), 1 the fund's benchmark, was 2.76%. The fund's total return for the period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHY2%ICI.

The period was characterized by strong domestic economic performance and generally good corporate earnings. However, there were several factors which kept overall returns for most fixed income asset classes, including high yield at relatively modest levels. The Federal Reserve Board (the "Fed") hiked the overnight lending rate eight times in 2005 causing the yield on most maturities of U.S. Treasury securities to rise and bond prices to decline. 2 The Fed's impact was much more pronounced in the shorter maturities and yields on 30 year Treasury securities actually declined (which resulted in price appreciation for those bonds). The strong economic performance of the U.S. economy provided a relatively good environment for corporate issuers and typically would have led to better returns for high-yield bonds (relative to returns on high-grade corporate bonds). But several factors tempered the overall performance of the high- yield market. First, the Fed's aggressive rate hikes brought into question the ability of the economy to continue its recent strong performance. Second, strong global demand for energy and supply restrictions caused by hurricanes Katrina and Rita, which devastated the Gulf Coast and its energy infrastructure, caused energy prices to increase substantially during the year. Higher energy costs negatively impacted non-energy companies' earnings, had the potential to negatively impact consumer spending habits and attitudes, and caused concerns that an energy induced increase in inflation could force the Fed to continue aggressively hiking interest rates. Also, several large high-yield issuers filed for bankruptcy protection including Delphi, Delta Airlines, Northwest Air and Calpine. This pushed par value default rates up considerably although the actual number of companies defaulting was still quiet modest. Finally, General Motors and Ford, two large bond issuers and important parts of the domestic economy, continued to struggle impacting not only their credit quality but also the companies that supply them. Both auto manufacturers were downgraded to below investment grade during the year. These factors led the spread between the Credit Suisse First Boston High Yield Index 3 and comparable Treasury securities to widen from 3.46% on December 31, 2004 to 3.88% as of December 31, 2005. The lowest quality sector, CCC and lower, generated the weakest performance. Major industries within the high yield market that had stronger performance included Automotive, Paper, Packaging, Building Materials, Media--Cable and Airlines. By comparison, weaker performing industries within the high- yield bond market included Financial Institutions, Utilities--Natural Gas, Energy, Telecommunications both Wireless and Wireline and Health Care.

The fund benefited from strong security selection in the Automotive, Chemical, Food and Beverage, Health Care, Media--non Cable and Retail industry sectors. Specific issuers owned by the fund that which substantially outperformed the overall market include Ardent Health Services , ASG Consolidated , Commonwealth Brands , Advanstar Inc. , Medical Device Manufacturing , Reddy Ice , General Motors Acceptance Corp. , Union Carbide , El Paso and AT&T .. Relative to the LBHY2%ICI, the fund also benefited from an overweight in the Food and Beverage sector and an underweight in the Utilities--Electric and Airline sectors.

The fund was negatively impacted by poor security selection in the Consumer Product, Packaging and Telecommunication--Wireless sectors. Specific issuers owned by the fund which substantially underperformed the overall market would include Tembec , General Motors Corp. , AMH Holdings , Allied Holdings , Calpine , Cooper Standard , Coleman Cable , Eagle Pincher , Pliant and Tekni-Plex .. Relative to the LBHY2%ICI, underweight positions in the Energy, Financial Institutions and Telecommunications--Wireless sectors negatively impacted performance.

1 Effective June 1, 2005, the fund's benchmark changed from the Lehman Brothers High Yield Bond Index (LBHYBI) to the Lehman High Yield 2% Issuer Constrained Index. The Lehman Brothers High Yield 2% Issuer Constrained Index is the 2% Issuer Cap component of the U.S. Corporate High Yield Index. Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. Investments cannot be made directly in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return. Indexes are unmanaged and investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN THE FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund II-Primary Shares (the "Fund") from December 31, 1995 to December 31, 2005, compared to the Lipper High Current Yield VA Funds Average (LHCYFA), 2 Lehman Brothers U.S. Corporate High Yield Bond Index (LBHYBI) 3 and Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI). 3

Average Annual Total Returns for the Period Ended 12/31/2005
1 Year	2.66%
5 Years	7.33%
10 Years	5.89%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBHYBI, the LBHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LHCYFA represents the average of the total returns reported by all of the mutual fund designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in a Fund's performance.

3 The Fund's adviser elected to change the benchmark index from the LBHYBI to the LBHY2%ICI because the LBHY2%ICI is more reflective of the securities in which the Fund invests.

GROWTH OF $10,000 INVESTED IN THE FEDERATED HIGH INCOME BOND FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund II-Service Shares (the "Fund") from April 28, 2000 to December 31, 2005, compared to the Lipper High Current Yield VA Funds Average (LHCYFA), 2 Lehman Brothers U.S. Corporate High Yield Bond Index (LBHYBI) 3 and Lehman High Yield 2% Issuer Constrained Index (LBHY2%ICI). 3

Average Annual Total Returns for the Period Ended 12/31/2005
1 Year	2.27%
5 Years	7.11%
Start of Performance (4/28/2000)	5.06%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBHYBI, the LBHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LHCYFA represents the average of the total returns reported by all of the mutual fund designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

3 The Fund's adviser elected to change the benchmark index from the LBHYBI to the LBHY2%ICI because the LBHY2%ICI is more reflective of the securities in which the Fund Invests.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Tables

At December 31, 2005, the Fund's credit-quality ratings composition 1 was as follows:

S&P Long-Term Ratings as Percentage of Total Net Assets		Moody's Long-Term Ratings as Percentage of Total Net Assets
A	1.4%	A	1.0%
BBB	0.6%	Baa	0.4%
BB	22.1%	Ba	23.5%
B	56.2%	B	49.1%
CCC	11.2%	Caa	18.5%
CC	0.0%	Ca	0.1%
Not rated by S&P	2.4%	Not rated by Moody's	1.3%
Other Securities [2]	0.6%	Other Securities [2]	0.6%
Cash Equivalents [3]	3.6%	Cash Equivalents [3]	3.6%
Other Assets and Liabilities--Net [4]	1.9%	Other Assets and Liabilities--Net [4]	1.9%
TOTAL	100.0%	TOTAL	100.0%

At December 31, 2005, the Fund's index classification 5 was as follows:

Index Classification	Percentage of Total Net Assets
Media--Non-cable	9.6%
Wireline Communications	6.7%
Health Care	6.5%
Food & Beverage	6.1%
Industrial--Other	6.0%
Chemicals	5.7%
Gaming	5.6%
Automotive	4.9%
Consumer Products	4.8%
Utility--Natural Gas	4.8%
Technology	4.2%
Utility--Electric	3.6%
Other [6]	26.0%
Cash Equivalents [3]	3.6%
Other Assets and Liabilities--Net [4]	1.9%
TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "B-" have been included in the "B" rated category. Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

2 Other Securities include common stocks, preferred stocks and warrants that do not qualify for credit ratings from an NRSRO.

3 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

4 See Statement of Assets and Liabilities.

5 Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBH2%ICI) Individual portfolio securities that are not included in the LBH2%ICI are assigned to an index classification by the Fund's adviser.

6 For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation "Other."

Portfolio of Investments

December 31, 2005

Principal Amount			Value
		ASSET-BACKED SECURITIES--0.5%
		Diversified--0.5%
$1,756,098	[1,2]	Trains HY-2005-1, Class A, 7.651%, 6/15/2015 (IDENTIFIED COST $1,793,950)	$1,807,355
		CORPORATE BONDS--93.4%
		Aerospace/Defense--1.6%
825,000		Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	870,375
675,000		Argo Tech Corp., Sr. Note, 9.25%, 6/1/2011	695,250
325,000	[3]	Condor Systems, Inc., Sr. Sub. Note, Series B, 11.875%, 5/1/2009	227
375,000		K&F Acquisition, Inc., Sr. Sub. Note, 7.75%, 11/15/2014	380,625
2,200,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	2,189,000
1,125,000		TransDigm, Inc., Sr. Sub. Note, 8.375%, 7/15/2011	1,189,687
		TOTAL	5,325,164
		Automotive--4.9%
1,075,000		Advanced Accessory Systems LLC, Sr. Note, 10.75%, 6/15/2011	870,750
1,325,000		Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	1,013,625
3,400,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	2,329,000
2,300,000		General Motors Acceptance Corp., 6.875%, 9/15/2011	2,099,865
2,800,000		General Motors Acceptance Corp., 8.00%, 11/1/2031	2,689,173
1,000,000		General Motors Corp., Note, 7.125%, 7/15/2013	665,000
1,075,000		General Motors Corp., Note, 8.375%, 7/15/2033	714,875
925,000		Stanadyne Corp., Sr. Sub. Note, 10.00%, 8/15/2014	892,625
625,000		Stanadyne Holdings, Inc., Sr. Disc. Note, 2/15/2015	318,750
1,075,000		Stoneridge, Inc., Company Guarantee, 11.50%, 5/1/2012	1,099,187
300,000		TRW Automotive, Inc., Sr. Note, 9.375%, 2/15/2013	326,250
1,275,000		TRW Automotive, Inc., Sr. Sub. Note, 11.00%, 2/15/2013	1,437,562
1,050,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	997,500
975,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	975,000
		TOTAL	16,429,162
		Building Materials--2.8%
650,000		AMH Holdings, Inc., Sr. Disc. Note, 0/11.25%, 3/1/2014	321,750
725,000		Associated Materials, Inc., Company Guarantee, 9.75%, 4/15/2012	703,250
800,000		Builders Firstsource, Inc., Note, 8.59%, 2/15/2012	818,000
575,000		Collins & Aikman Floorcoverings, Inc., Company Guarantee, 9.75%, 2/15/2010	508,875
875,000		ERICO International Corp., Sr. Sub. Note, 8.875%, 3/1/2012	907,812
475,000	[1,2]	Goodman Global Holdings, Inc., Floating Rate Note, 7.49125%, 6/15/2012	472,625
1,175,000	[1,2]	Goodman Global Holdings, Inc., Sr. Sub. Note, 7.875%, 12/15/2012	1,098,625
350,000		Legrand SA, Sr. Note, 10.50%, 2/15/2013	397,250
700,000		Norcraft Cos. LLC, Sr. Sub. Note, Series WI, 9.00%, 11/1/2011	728,000
2,025,000		Norcraft Holdings LP, Sr. Disc. Note, 0/9.75%, 9/1/2012	1,447,875
1,250,000		Nortek Holdings, Inc., Sr. Disc. Note, 0/10.75%, 3/1/2014	787,500
500,000		Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	485,000
225,000	[1,2]	Texas Industries, Inc., Sr. Note, 7.25%, 7/15/2013	234,562
750,000		U.S. Concrete, Inc., Sr. Sub. Note, 8.375%, 4/1/2014	751,875
		TOTAL	9,662,999
Principal Amount			Value
		CORPORATE BONDS--continued
		Chemicals--5.7%
$575,000	[1,2]	Aventine Renewable Energy Holdings, Inc., Floating Rate Note - Sr. Secured Note, 10.49125%, 12/15/2011	$598,000
1,450,000	[1,2]	Borden U.S. Finance Corp., Sr. Secd. Note, 9.00%, 7/15/2014	1,442,750
1,200,000		Compass Minerals International, Inc., Sr. Disc. Note, 0/12.00%, 6/1/2013	1,044,000
875,000		Compass Minerals International, Inc., Sr. Disc. Note, 0/12.75%, 12/15/2012	796,250
2,086,000		Crystal US Holdings, Sr. Disc. Note, 10/1/2014	1,527,995
859,000		Crystal US Holdings, Sr. Sub. Note, 9.625%, 6/15/2014	959,932
1,375,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	1,498,750
850,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	881,875
1,075,000	[1,2]	Invista, Unit, 9.25%, 5/1/2012	1,155,625
775,000		Koppers, Inc., Sr. Secd. Note, 9.875%, 10/15/2013	844,750
375,000		Lyondell Chemical Co., Sr. Secd. Note, 10.50%, 6/1/2013	427,969
633,000		Lyondell Chemical Co., Sr. Secd. Note, 9.50%, 12/15/2008	666,232
1,075,000		Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	1,122,031
664,000		Nalco Co., Sr. Disc. Note, 0/9.00%, 2/1/2014	501,320
1,250,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	1,315,625
1,175,000	[1,2]	Nell AF SARL, Sr. Note, 8.375%, 8/15/2015	1,169,125
550,000	[1,2]	PQ Corp., Sr. Sub. Note, 7.50%, 2/15/2013	514,250
1,025,000		Polypore, Inc., Sr. Sub. Note, 8.75%, 5/15/2012	907,125
650,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	709,494
325,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	361,867
750,000	[1,2]	VeraSun Energy Corp., Sr. Secd. Note, 9.875%, 12/15/2012	765,000
		TOTAL	19,209,965
		Construction Machinery--0.5%
925,000		Case New Holland, Sr. Note, 9.25%, 8/1/2011	994,375
975,000	[3]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	0
130,000		Columbus McKinnon Corp., Sr. Secd. Note, 10.00%, 8/1/2010	144,625
650,000		NationsRent Cos., Inc., Sr. Secd. Note, 9.50%, 10/15/2010	711,750
		TOTAL	1,850,750
		Consumer Products--4.8%
1,225,000		AAC Group Holding Corp., Sr. Disc. Note, 0/10.25%, 10/1/2012	891,187
775,000		Alltrista Corp., Unsecd. Note, 9.75%, 5/1/2012	802,125
350,000		American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	357,000
1,275,000		Ames True Temper, Inc., Sr. Sub. Note, 10.00%, 7/15/2012	1,007,250
775,000		Church and Dwight, Inc., Sr. Sub. Note, 6.00%, 12/15/2012	767,250
200,000	[3]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	0
250,000	[3]	Diamond Brands, Inc., Sr. Disc. Deb., 12.875%, 4/15/2009	0
700,000	[1,2]	Doane Pet Care Co., Sr. Sub. Note, 10.625%, 11/15/2015	733,250
2,275,000		Jostens Holding Corp., Discount Bond, 0/10.25%, 12/1/2013	1,694,875
1,200,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	1,212,000
175,000		K2, Inc., Sr. Note, 7.375%, 7/1/2014	175,000
575,000		Leiner Health Products, Unsecd. Note, 11.00%, 6/1/2012	543,375
1,425,000		Playtex Products, Inc., Company Guarantee, 9.375%, 6/1/2011	1,499,812
125,000		Rayovac Corp., Sr. Sub. Note, 8.50%, 10/1/2013	109,687
625,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	646,875
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Products--continued
$1,275,000	[1,2]	Simmons Co., Sr. Disc. Note, 0/10.00%, 12/15/2014	$694,875
675,000		Simmons Co., Sr. Sub. Note, 7.875%, 1/15/2014	627,750
1,825,000		Spectrum Brands, Inc., Sr. Sub. Note, 7.375%, 2/1/2015	1,533,000
600,000		Tempur World, Sr. Sub. Note, 10.25%, 8/15/2010	651,750
1,500,000		True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	1,357,500
830,000		WH Holdings Ltd., Sr. Note, 9.50%, 4/1/2011	900,550
		TOTAL	16,205,111
		Diversified--1.5%
5,000,000	[1,2]	Dow Jones Credit Derivative Index High Yield, Credit-Linked Note, Series 5-T3, 8.25%, 12/29/2010	5,025,000
		Energy--1.3%
850,000	[1,2]	Chesapeake Energy Corp., Sr. Note, 6.875%, 11/15/2020	864,875
275,000	[1,2]	Grant Prideco, Inc., Sr. Unsecd. Note, 6.125%, 8/15/2015	275,687
325,000		Lone Star Technologies, Inc., Company Guarantee, Series B, 9.00%, 6/1/2011	342,875
800,000	[1,2]	Pogo Producing Co., Sr. Sub. Note, 6.875%, 10/1/2017	784,000
525,000		Range Resources Corp., Sr. Sub. Note, 6.375%, 3/15/2015	517,125
350,000		Range Resources Corp., Sr. Sub. Note, 7.375%, 7/15/2013	364,000
1,200,000		Swift Energy Co., Sr. Sub. Note, 9.375%, 5/1/2012	1,296,000
		TOTAL	4,444,562
		Entertainment--2.4%
1,125,000		AMC Entertainment, Inc., Sr. Sub. Note, 9.875%, 2/1/2012	1,108,125
750,000		Cinemark USA, Sr. Sub. Note, 9.00%, 2/1/2013	796,875
2,200,000		Cinemark, Inc., Sr. Disc. Note, 0/9.75%, 3/15/2014	1,639,000
1,175,000		Intrawest Corp., Sr. Note, 7.50%, 10/15/2013	1,195,562
1,500,000		Loews Cineplex Entertainment Corp., Sr. Sub. Note, 9.00%, 8/1/2014	1,522,500
1,300,000		Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	1,464,125
350,000		Universal City Florida Holding Co., Floating Rate Note, 9.00%, 5/1/2010	353,500
		TOTAL	8,079,687
		Environmental--0.7%
1,400,000		Allied Waste North America, Inc., Company Guarantee, Series B, 9.25%, 9/1/2012	1,522,500
750,000		Clean Harbors, Inc., Sr. Secd. Note, 11.25%, 7/15/2012	847,500
		TOTAL	2,370,000
		Financial Institutions--0.3%
1,050,000	[1,2]	American Real Estate Partners LP Finance, Sr. Note, 7.125%, 2/15/2013	1,055,250
		Food & Beverage--5.9%
2,150,000		ASG Consolidated LLC, Sr. Disc. Note, 0/11.50%, 11/1/2011	1,720,000
413,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	423,325
1,025,000		American Seafoods Group LLC, Company Guarantee, 10.125%, 4/15/2010	1,080,094
1,025,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	1,050,625
950,000		Constellation Brands, Inc., Company Guarantee, Series B, 8.00%, 2/15/2008	995,125
1,650,000		Del Monte Corp., Sr. Sub. Note, 6.75%, 2/15/2015	1,617,000
800,000		Dole Food, Inc., Company Guarantee, 7.25%, 6/15/2010	780,000
525,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	399,000
1,100,000	[1,2]	Eurofresh, Inc., Sr. Note, 11.50%, 1/15/2013	1,108,250
1,300,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	1,339,000
Principal Amount			Value
		CORPORATE BONDS--continued
		Food & Beverage--continued
$875,000		National Beef Packaging Co. LLC, Sr. Note, 10.50%, 8/1/2011	$910,000
1,150,000		Pierre Foods, Inc., Sr. Sub. Note, 9.875%, 7/15/2012	1,173,000
500,000		Pilgrim's Pride Corp., Sr. Note, 9.625%, 9/15/2011	535,000
875,000		Pilgrim's Pride Corp., Sr. Sub. Note, 9.25%, 11/15/2013	938,437
1,425,000		Reddy Ice Group, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2012	1,140,000
1,775,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	1,885,937
450,000		Smithfield Foods, Inc., Sr. Sub. Note, 7.625%, 2/15/2008	466,875
575,000		Swift & Co., Sr. Note, 10.125%, 10/1/2009	596,562
625,000		Swift & Co., Sr. Sub. Note, 12.50%, 1/1/2010	660,937
1,500,000		UAP Holding Corp., Sr. Disc. Note, 0/10.75%, 7/15/2012	1,306,875
		TOTAL	20,126,042
		Gaming--5.6%
950,000		155 East Tropicana LLC, Sr. Secd. Note, 8.75%, 4/1/2012	919,125
300,000		Boyd Gaming Corp., Sr. Sub. Note, 7.75%, 12/15/2012	315,750
1,025,000		Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/2012	1,104,437
1,100,000	[1,2]	Galaxy Entertainment Finance Co. Ltd., Company Guarantee, 9.875%, 12/15/2012	1,122,000
675,000		Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	675,000
950,000	[1,2]	Kerzner International Ltd., Sr. Sub. Note, 6.75%, 10/1/2015	928,625
375,000		MGM Mirage, Sr. Note, 6.625%, 7/15/2015	375,937
625,000		MGM Mirage, Sr. Sub. Note, 8.375%, 2/1/2011	671,875
1,550,000		MGM Mirage, Sr. Sub. Note, 9.75%, 6/1/2007	1,641,062
1,050,000		MTR Gaming Group, Inc., Company Guarantee, Series B, 9.75%, 4/1/2010	1,126,125
500,000		Magna Entertainment Corp., Conv. Note, 7.25%, 12/15/2009	544,225
225,000		Majestic Star Casino LLC, Company Guarantee, 9.50%, 10/15/2010	237,937
325,000	[1,2]	Majestic Star Casino LLC, Sr. Note, 9.75%, 1/15/2011	329,062
1,175,000		Mandalay Resort Group, Sr. Sub. Note, 10.25%, 8/1/2007	1,258,719
1,100,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	1,210,000
2,025,000		Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	2,187,000
450,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	444,375
825,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	841,500
275,000		Station Casinos, Inc., Sr. Note, 6.00%, 4/1/2012	275,687
850,000		Station Casinos, Inc., Sr. Sub. Note, 6.50%, 2/1/2014	862,750
525,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	527,625
1,250,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	1,221,875
		TOTAL	18,820,691
		Health Care--6.5%
450,000	[1,2]	AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	482,625
825,000	[1,2]	Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	849,750
1,700,000		AmeriPath, Inc., Company Guarantee, 10.50%, 4/1/2013	1,810,500
525,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	521,062
3,050,000		CDRV Investors, Inc., Sr. Disc. Note, 0/9.625%, 1/1/2015	1,883,375
675,000		Concentra Operating Corp., Sr. Sub. Note, 9.50%, 8/15/2010	702,000
1,250,000	[1,2]	Fisher Scientific International, Inc., Sr. Sub. Note, 6.125%, 7/1/2015	1,256,250
1,375,000		HCA, Inc., Sr. Note, 6.375%, 1/15/2015	1,396,772
Principal Amount			Value
		CORPORATE BONDS--continued
		Health Care--continued
$2,175,000		HCA, Inc., Sr. Note, 6.75%, 7/15/2013	$2,253,487
1,175,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	1,219,081
1,250,000		HCA, Inc., Sr. Note, 7.875%, 2/1/2011	1,350,196
1,075,000		National Mentor, Inc., Sr. Sub. Note, 9.625%, 12/1/2012	1,128,750
750,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	765,000
800,000		Psychiatric Solutions, Inc., Sr. Sub. Note, 7.75%, 7/15/2015	830,000
750,000		Sybron Dental Specialties, Inc., Company Guarantee, 8.125%, 6/15/2012	791,250
675,000		Tenet Healthcare Corp., Note, 9.875%, 7/1/2014	686,812
425,000	[1,2]	Tenet Healthcare Corp., Sr. Note, 9.25%, 2/1/2015	423,937
500,000		VWR International, Inc., Sr. Sub. Note, 8.00%, 4/15/2014	500,000
775,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	827,312
600,000	[1,2]	Ventas Realty LP, Sr. Note, 6.50%, 6/1/2016	606,000
1,225,000		Ventas Realty LP, Sr. Note, 6.625%, 10/15/2014	1,258,687
375,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	395,625
		TOTAL	21,938,471
		Industrial - Other--5.9%
1,400,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	1,326,500
1,200,000		Aearo Co. I, Sr. Sub. Note, 8.25%, 4/15/2012	1,224,000
575,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	523,250
750,000	[1,2]	Amsted Industries, Inc., Sr. Note, 10.25%, 10/15/2011	806,250
1,475,000		Brand Services, Inc., Company Guarantee, 12.00%, 10/15/2012	1,556,125
775,000		Coleman Cable, Inc., Sr. Note, 9.875%, 10/1/2012	631,625
725,000		Da-Lite Screen Co., Inc., Sr. Note, 9.50%, 5/15/2011	764,875
950,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	964,250
747,000		Interline Brands, Inc., Sr. Sub. Note, 11.50%, 5/15/2011	836,640
1,700,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	1,623,500
850,000		Mueller Group, Inc., Sr. Sub. Note, 10.00%, 5/1/2012	907,375
871,853		NSP Holdings LLC, Sr. Note, 11.75%, 1/1/2012	911,086
1,300,000	[1,2]	Neenah Corp., Sr. Secd. Note, 11.00%, 9/30/2010	1,430,000
583,333	[1,2]	Neenah Corp., Sr. Sub. Note, 13.00%, 9/30/2013	597,917
1,150,000		Norcross Safety Products, Sr. Sub. Note, Series B, 9.875%, 8/15/2011	1,190,250
775,000	[1,2]	Panolam Industries International, Inc., Sr. Sub. Note, 10.75%, 10/1/2013	749,812
1,150,000		Rexnord Corp., Company Guarantee, 10.125%, 12/15/2012	1,242,000
150,000	[1,2]	Safety Products Holdings, Inc., Sr. Note, 11.75%, 1/1/2012	156,750
1,200,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	1,068,000
1,150,000		Superior Essex Communications LLC, Sr. Note, 9.00%, 4/15/2012	1,138,500
450,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	455,625
		TOTAL	20,104,330
		Lodging--1.1%
750,000		Gaylord Entertainment Co., Sr. Note, 6.75%, 11/15/2014	738,750
99,000		HMH Properties, Inc., Sr. Note, Series B, 7.875%, 8/1/2008	100,609
1,025,000		Host Marriott LP, Unsecd. Note, 7.125%, 11/1/2013	1,071,125
625,000		Lodgenet Entertainment, Sr. Sub. Note, 9.50%, 6/15/2013	682,812
1,000,000		Royal Caribbean Cruises Ltd., Sr. Note, 8.00%, 5/15/2010	1,091,117
		TOTAL	3,684,413
Principal Amount			Value
		CORPORATE BONDS--continued
		Media - Cable--2.9%
$1,075,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	$1,099,187
925,000		CSC Holdings, Inc., Sr. Note, 8.125%, 7/15/2009	938,875
643,000		Charter Communications Holdings Capital Corp., Sr. Disc. Note, Series 144A, 11.00%, 10/1/2015	543,335
456,000	[1,2]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, Series 144A, 9.92%, 4/1/2014	262,200
345,000	[1,2]	Charter Communications Holdings Capital Corp., Sr. Note, Series 144A, 10.00%, 5/15/2014	197,512
2,075,000		Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	2,075,000
2,350,000	[1,2]	Kabel Deutschland GMBH, Sr. Note, 10.625%, 7/1/2014	2,485,125
1,550,000	[1,2]	Unity Media Gmbh, Sr. Note, 10.375%, 2/15/2015	1,619,750
450,000	[1,2]	Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	449,438
		TOTAL	9,670,422
		Media - Non-Cable--9.6%
1,350,000		Advanstar Communications, Company Guarantee, Series B, 12.00%, 2/15/2011	1,425,938
775,000		Advanstar, Inc., Company Guarantee, Series B, 15.00%, 10/15/2011	814,719
1,068,658		Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	1,043,277
675,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	677,531
1,600,000		CBD Media Holdings, Sr. Note, 9.25%, 7/15/2012	1,608,000
450,000		DIRECTV Holdings LLC, Sr. Note, 6.375%, 6/15/2015	442,125
1,251,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	1,351,080
1,126,000		Dex Media East LLC, Company Guarantee, 12.125%, 11/15/2012	1,323,050
2,022,000		Dex Media West LLC, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	2,254,530
1,425,000		Dex Media, Inc., Discount Bond, 0/9.00%, 11/15/2013	1,140,000
1,800,000		Echostar DBS Corp., Sr. Note, 5.75%, 10/1/2008	1,773,000
375,000		Echostar DBS Corp., Sr. Note, 6.625%, 10/1/2014	361,406
550,000		Emmis Communications Corp., Floating Rate Note - Sr. Note, 10.36625%, 6/15/2012	554,813
1,700,000		Houghton Mifflin Co., Sr. Disc. Note, 0/11.50%, 10/15/2013	1,343,000
800,000	[1,2]	Intelsat Bermuda Ltd., Sr. Note, 8.625%, 1/15/2015	812,000
475,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	479,156
725,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	755,813
875,000		Lin Television Corp., Sr. Sub. Note, 6.50%, 5/15/2013	843,281
925,000		NBC Acqusition Corp., Sr. Disc. Note, 0/11.00%, 3/15/2013	652,125
500,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	462,500
812,000		PanAmSat Corp., Sr. Note, 9.00%, 8/15/2014	854,630
3,075,000		PanAmSat Holding Corp., Discount Bond, 11/1/2014	2,167,875
850,000		Primedia, Inc., Sr. Note, 8.875%, 5/15/2011	788,375
1,225,000		R. H. Donnelly Finance Corp., Sr. Sub. Note, 10.875%, 12/15/2012	1,387,313
1,000,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	1,125,000
800,000		Readers Digest Association, Inc., Sr. Note, Series 144A, 6.50%, 3/1/2011	786,000
925,000	[1,2]	Southern Graphics Systems, Inc., Sr. Sub. Note, 12.00%, 12/15/2013	931,145
750,000		Vertis, Inc., Sr. Note, Series B, 10.875%, 6/15/2009	742,500
1,725,000	[1,2]	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	1,679,719
894,000		Yell Finance BV, Sr. Disc. Note, 0/13.50%, 8/1/2011	923,055
650,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	705,250
160,819		Ziff Davis Media, Inc., Company Guarantee, Series , 12.00%, 8/12/2009	143,732
		TOTAL	32,351,938
Principal Amount			Value
		CORPORATE BONDS--continued
		Metals & Mining--0.9%
$375,000		Aleris International, Inc., Sr. Note, 9.00%, 11/15/2014	$388,125
1,075,000		Aleris International, Inc., Sr. Secd. Note, 10.375%, 10/15/2010	1,179,813
925,000	[1,2]	Novelis, Inc., Sr. Note, 7.25%, 2/15/2015	867,188
625,000	[3]	Republic Technologies International, Inc., Company Guarantee, 13.75%, 7/15/2009	0
443,000		United States Steel Corp., Sr. Note, 9.75%, 5/15/2010	483,978
		TOTAL	2,919,104
		Packaging--1.9%
1,300,000		Berry Plastics Corp., Company Guarantee, 10.75%, 7/15/2012	1,404,000
675,000	[1,2]	Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	702,000
525,000		Graham Packaging Co., Sub. Note, 8.50%, 10/15/2012	519,750
1,125,000		Greif Brothers Corp., Sr. Sub. Note, 8.875%, 8/1/2012	1,203,750
300,000	[3]	Huntsman Packaging Corp., Company Guarantee, 13.00%, 6/1/2010	60,000
625,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	648,438
1,000,000		Owens-Brockway Glass Container, Inc., Sr. Note, 6.75%, 12/1/2014	975,000
550,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	565,125
450,000	[1,2]	Plastipak Holdings, Sr. Note, 8.50%, 12/15/2015	456,750
141,585	[1,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	66,262
		TOTAL	6,601,075
		Paper--2.5%
950,000		Abitibi-Consolidated, Inc., Sr. Note, 8.375%, 4/1/2015	914,375
325,000		Boise Cascade LLC, Floating Rate Note - Sr. Note, 7.025%, 10/15/2012	318,500
475,000		Boise Cascade LLC, Sr. Sub. Note, 7.125%, 10/15/2014	445,313
1,425,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	1,368,000
400,000		Jefferson Smurfit Corp., Company Guarantee, 7.50%, 6/1/2013	370,000
724,000		Jefferson Smurfit Corp., Company Guarantee, 8.25%, 10/1/2012	698,660
1,150,000		MDP Acquisitions PLC, 9.625%, 10/1/2012	1,155,750
1,175,000		Mercer International, Inc., 9.25%, 2/15/2013	995,813
1,175,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	1,086,875
350,000		Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	355,250
1,100,000		Tembec Industries, Inc., 8.50%, 2/1/2011	616,000
		TOTAL	8,324,536
		Restaurants--0.4%
675,000	[1,2]	El Pollo Loco, Inc., Sr. Note, 11.75%, 11/15/2013	675,844
875,000		Landry's Seafood Restaurants, Inc., Sr. Note, Series B, 7.50%, 12/15/2014	822,500
		TOTAL	1,498,344
		Retailers--1.9%
1,375,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	1,423,125
972,000		FTD, Inc., Sr. Sub. Note, 7.75%, 2/15/2014	967,140
575,000		General Nutrition Center, Sr. Sub. Note, 8.50%, 12/1/2010	497,375
700,000		Hines Nurseries, Inc., Company Guarantee, 10.25%, 10/1/2011	689,500
1,509,000		Penney (J.C.) Co., Inc., Note, 9.00%, 8/1/2012	1,782,980
875,000		United Auto Group, Inc., Company Guarantee, 9.625%, 3/15/2012	925,313
		TOTAL	6,285,433
Principal Amount			Value
		CORPORATE BONDS--continued
		Services--0.9%
$195,000		CB Richard Ellis Services, Sr. Note, 9.75%, 5/15/2010	$213,525
715,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	764,156
975,000	[1,2]	HydroChem Industrial Services, Sr. Sub. Note, 9.25%, 2/15/2013	940,875
775,000		Insurance Automotive Auctions, Inc., Sr. Note, 11.00%, 4/1/2013	818,321
275,000		The Brickman Group Ltd., Sr. Sub. Note, Series B, 11.75%, 12/15/2009	305,938
		TOTAL	3,042,815
		Technology--4.2%
75,000	[1,2]	Activant Solutions, Inc., Floating Rate Note, 10.05438%, 4/1/2010	77,719
275,000	[1,2]	Activant Solutions, Inc., Floating Rate Note, 10.065%, 4/1/2010	284,969
1,150,000		Activant Solutions, Inc., Sr. Note, 10.50%, 6/15/2011	1,265,000
600,000		Danka Business Systems PLC, Sr. Note, 11.00%, 6/15/2010	513,000
825,000		Freescale Semiconductor, Inc., Sr. Note, 7.125%, 7/15/2014	882,750
600,000		MagnaChip Semiconductor S.A., Sr. Sub. Note, 8.00%, 12/15/2014	576,000
775,000	[1,2]	SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	798,250
1,075,000		Seagate Technology HDD Holdings, Sr. Note, 8.00%, 5/15/2009	1,134,125
875,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 9.55438%, 4/1/2012	918,750
1,425,000	[1,2]	SunGard Data Systems, Inc., Sr. Note, 9.125%, 8/15/2013	1,482,000
1,150,000	[1,2]	SunGard Data Systems, Inc., Sr. Sub. Note, 10.25%, 8/15/2015	1,155,750
650,000		Telex Communications, Inc., Sr. Secd. Note, 11.50%, 10/15/2008	695,500
1,600,000		UGS Corp., Sr. Sub. Note, 10.00%, 6/1/2012	1,752,000
525,000		Unisys Corp., Sr. Note, 6.875%, 3/15/2010	488,250
1,900,000		Xerox Corp., Sr. Note, 9.75%, 1/15/2009	2,111,375
		TOTAL	14,135,438
		Textile--0.5%
625,000		Phillips Van Heusen Corp., Sr. Note, 7.25%, 2/15/2011	637,500
350,000		Phillips Van Heusen Corp., Sr. Note, 8.125%, 5/1/2013	371,000
775,000		Warnaco Group, Inc., Sr. Note, 8.875%, 6/15/2013	838,938
		TOTAL	1,847,438
		Transportation--1.2%
700,000	[3]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2049	0
700,000	[1,2]	Hertz Corp., Sr. Note, 8.875%, 1/1/2014	716,625
1,150,000	[1,2]	Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	1,190,250
800,000		Stena AB, Sr. Note, 7.50%, 11/1/2013	772,000
1,200,000		Stena AB, Sr. Note, 9.625%, 12/1/2012	1,309,500
800,000	[3]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	0
		TOTAL	3,988,375
		Utility - Electric--3.6%
250,000		CMS Energy Corp., Sr. Note, 6.875%, 12/15/2015	253,438
825,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	853,875
1,525,000		Edison Mission Holding Co., Sr. Note, 9.875%, 4/15/2011	1,786,156
438,255	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	429,777
663,000		NRG Energy, Inc., Sr. Secd. Note, 8.00%, 12/15/2013	742,560
100,000		Nevada Power Co., 6.50%, 4/15/2012	103,000
500,000		Nevada Power Co., Mtg. Note, Series L, 5.875%, 1/15/2015	498,661
Principal Amount			Value
		CORPORATE BONDS--continued
		Utility - Electric--continued
$1,202,000		Nevada Power Co., Second Mortgage Notes, 9.00%, 8/15/2013	$1,329,722
275,000		Northwestern Corp., Note, 5.875%, 11/1/2014	276,892
1,700,000		PSEG Energy Holdings, Sr. Note, 10.00%, 10/1/2009	1,878,500
375,000		Reliant Energy, Inc., Sr. Secd. Note, 6.75%, 12/15/2014	329,063
875,000		Reliant Resources, Inc., Sr. Secd. Note, 9.50%, 7/15/2013	881,563
675,000	[1,2]	Sierra Pacific Resources, Sr. Note, 6.75%, 8/15/2017	675,000
300,000		TECO Energy, Inc., Sr. Note, 6.75%, 5/1/2015	312,000
1,775,000	[1,2]	Texas Genco LLC, Sr. Note, 6.875%, 12/15/2014	1,930,313
		TOTAL	12,280,520
		Utility - Natural Gas--4.8%
250,000		ANR Pipeline Co., Sr. Note, 8.875%, 3/15/2010	268,429
375,000	[1,2]	Atlas Pipeline Partners LP, Sr. Note, 8.125%, 12/15/2015	380,156
1,675,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	1,679,188
1,450,000		El Paso Production Holding Co., Company Guarantee, 7.75%, 6/1/2013	1,511,625
1,400,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	1,363,250
900,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	823,500
925,000	[1,2]	Mirant North America LLC, Sr. Note, 7.375%, 12/31/2013	940,031
200,000	[1,2]	Pacific Energy Partners LP, Sr. Note, 6.25%, 9/15/2015	198,000
950,000		Pacific Energy Partners LP, Sr. Note, 7.125%, 6/15/2014	983,250
700,000	[1,2]	SemGroup LP, Sr. Note, 8.75%, 11/15/2015	719,250
650,000		Semco Energy, Inc., Sr. Note, 7.125%, 5/15/2008	663,822
2,325,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	2,649,579
375,000		Tennessee Gas Pipeline, Sr. Deb., 7.50%, 4/1/2017	403,429
1,125,000		Transcontinental Gas Pipe Corp., Sr. Note, 8.875%, 7/15/2012	1,293,750
1,325,000		Williams Cos., Inc., Note, 7.625%, 7/15/2019	1,427,688
775,000		Williams Cos., Inc., Note, 7.875%, 9/1/2021	842,813
		TOTAL	16,147,760
		Wireless Communications--2.1%
450,000	[1,2]	Centennial Communications Corp., Sr. Note, 10.00%, 1/1/2013	456,750
550,000		Inmarsat Finance PLC, Sr. Disc. Note, 0/10.375%, 11/15/2012	461,313
130,000		Inmarsat Finance PLC, Sr. Note, 7.625%, 6/30/2012	134,713
825,000		New Skies Satellites NV, Sr. Sub. Note, 9.125%, 11/1/2012	885,844
1,250,000		Nextel Communications, Inc., Sr. Note, Series D, 7.375%, 8/1/2015	1,321,600
1,050,000		Rogers Wireless, Inc., 6.375%, 3/1/2014	1,057,875
475,000		Rogers Wireless, Inc., Floating Rate Note - Sr. Secured Note, 7.61625%, 12/15/2010	492,813
225,000		Rogers Wireless, Inc., Sr. Secd. Note, 7.25%, 12/15/2012	237,656
225,000		Rogers Wireless, Inc., Sr. Secd. Note, 7.50%, 3/15/2015	244,125
900,000		Rogers Wireless, Inc., Sr. Sub. Note, 8.00%, 12/15/2012	957,375
900,000		US Unwired, Inc., Sr. Secd. Note, 10.00%, 6/15/2012	1,017,000
		TOTAL	7,267,064
		Wireline Communications--4.5%
2,600,000		AT&T Corp., Sr. Note, 9.75%, 11/15/2031	3,276,234
631,000		Alaska Communications Systems Holdings, Inc., Sr. Note, 9.875%, 8/15/2011	689,368
1,300,000		Cincinnati Bell, Inc., Company Guarantee, 7.25%, 7/15/2013	1,358,500
700,000		Citizens Communications Co., 9.00%, 8/15/2031	712,250
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Wireline Communications--continued
$750,000		Citizens Communications Co., Sr. Note, 6.25%, 1/15/2013	$729,375
1,575,000		MCI, Inc., Sr. Note, 8.735%, 5/1/2014	1,746,281
5,075,000		Qwest Corp., Note, 8.875%, 3/15/2012	5,747,438
950,000		Valor Telecommunications Enterprises, Sr. Note, 7.75%, 2/15/2015	997,500
		TOTAL	15,256,946
		TOTAL CORPORATE BONDS (IDENTIFIED COST $317,000,385)	315,948,805
		PREFERRED STOCKS--0.3%
		Media - Non-Cable--0.0%
42		Ziff Davis Media, Inc., PIK Pfd., Series E-1	19,005
		Retailers--0.3%
1,100		General Nutrition Centers Holding Co., Exchangeable Pfd. Stock, Series A	904,750
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,106,600)	923,755
		COMMON STOCKS & WARRANTS--0.3%
		Chemicals--0.0%
332	[3]	General Chemical Industrial Products, Inc.	105,885
142	[3]	General Chemical Industrial Products, Inc., Warrants	0
192	[3]	General Chemical Industrial Products, Inc., Warrants	23,717
		TOTAL	129,602
		Consumer Products--0.0%
580	[1,3]	Sleepmaster LLC	1,450
		Food & Beverage--0.1%
26,415		B&G Foods, Inc.	383,546
		Industrial - Other--0.1%
156,932	[1,3]	ACP Holdings Corp., Warrants	302,094
		Media - Cable--0.1%
2,922	[3]	NTL, Inc.	198,930
		Media - Non-Cable--0.0%
425	[1,3]	Advanstar, Inc., Warrants	4
850	[3]	XM Satellite Radio, Inc., Warrants	40,375
7,700	[3]	Ziff Davis Media, Inc., Warrants	770
		TOTAL	41,149
		Metals & Mining--0.0%
625	[1,3]	Republic Technologies International, Inc., Warrants	0
23,013	[3]	Royal Oak Mines, Inc.	54
		TOTAL	54
		Other--0.0%
71	[1,3]	CVC Claims Litigation LLC	0
Shares or Principal Amount			Value
		COMMON STOCKS & WARRANTS--continued
		Packaging--0.0%
650	[1,3]	Pliant Corp., Warrants	$0
15,500	[1,3]	Russell Stanley Holdings, Inc.	0
		TOTAL	0
		Paper--0.0%
450	[1,3]	MDP Acquisitions PLC, Warrants	9,225
		Wireline Communications--0.0%
7,366	[1,3]	Viatel Holding (Bermuda) Ltd.	267
		TOTAL COMMON STOCKS & WARRANTS (IDENTIFIED COST $4,324,046)	1,066,317
		REPURCHASE AGREEMENT--3.6%
$12,029,000		Interest in $2,200,000,000 joint repurchase agreement 4.33%, dated 12/30/2005 under which UBS Securities LLC, will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,201,058,444 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,266,002,803 (AT AMORTIZED COST)	12,029,000
		TOTAL INVESTMENTS--98.1% (IDENTIFIED COST $336,253,981) [4]	331,775,232
		OTHER ASSETS AND LIABILITIES - NET--1.9%	6,390,328
		TOTAL NET ASSETS--100%	$338,165,560

1 Denotes a restricted security, including securities purchased under Rule 144A of Securities Act of 1933. These securities, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At December 31, 2005, these securities amounted to $57,549,395 which represents 17.0% of total net assets.

2 Denotes a restricted security, including securities purchased under Rule 144A that have been deemed liquid by criteria approved by the fund's Board of Trustees. At December 31, 2005, these securities amounted to $57,170,093 which represents 16.9% of total net assets.

3 Non-income producing security.

4 The cost of investments for federal tax purposes amounts to $340,210,676.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2005.

The following acronym is used throughout this portfolio:

PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Total investments in securities, at value (identified cost $336,253,981)		$331,775,232
Cash		229
Income receivable		6,387,765
Receivable for shares sold		610,904
TOTAL ASSETS		338,774,130
Liabilities:
Payable for shares redeemed	$571,244
Payable for distribution services fee (Note 5)	18,670
Accrued expenses	18,656
TOTAL LIABILITIES		608,570
Net assets for 43,764,707 shares outstanding		$338,165,560
Net Assets Consist of:
Paid-in capital		$387,209,656
Net unrealized depreciation of investments		(4,478,749)
Accumulated net realized loss on investments		(72,220,063)
Undistributed net investment income		27,654,716
TOTAL NET ASSETS		$338,165,560
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$248,538,219 ÷ 32,129,905 shares outstanding, no par value, unlimited shares authorized		$7.74
Service Shares:
$89,627,341 ÷ 11,634,802 shares outstanding, no par value, unlimited shares authorized		$7.70

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2005

Investment Income:
Interest		$29,404,877
Dividends		138,399
TOTAL INCOME		29,543,276
Expenses:
Investment adviser fee (Note 5)	$2,174,939
Administrative personnel and services fee (Note 5)	290,125
Custodian fees	19,681
Transfer and dividend disbursing agent fees and expenses	31,261
Directors'/Trustees' fees	4,049
Auditing fees	19,230
Legal fees	11,230
Portfolio accounting fees	127,589
Distribution services fee--Service Shares (Note 5)	222,596
Printing and postage	29,604
Insurance premiums	11,791
Miscellaneous	4,374
TOTAL EXPENSES	2,946,469
Waiver of administrative personnel and services fee (Note 5)	(13,907)
Net expenses		2,932,562
Net investment income		26,610,714
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		1,421,739
Net change in unrealized appreciation of investments		(19,678,511)
Net realized and unrealized loss on investments		(18,256,772)
Change in net assets resulting from operations		$8,353,942

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$26,610,714	$29,135,413
Net realized gain on investments	1,421,739	6,625,639
Net change in unrealized appreciation/depreciation of investments	(19,678,511)	2,326,554
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,353,942	38,087,606
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(23,215,135)	(22,381,790)
Service Shares	(7,623,657)	(6,562,870)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(30,838,792)	(28,944,660)
Share Transactions:
Proceeds from sale of shares	117,019,380	202,817,425
Net asset value of shares issued to shareholders in payment of distributions declared	29,554,191	28,944,654
Cost of shares redeemed	(208,590,727)	(240,052,889)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(62,017,156)	(8,290,810)
Change in net assets	(84,502,006)	852,136
Net Assets:
Beginning of period	422,667,566	421,815,430
End of period (including undistributed net investment income of $27,654,716 and $30,272,545, respectively)	$338,165,560	$422,667,566

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

The Fund generally values fixed-income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreement

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at December 31, 2005, is as follows:

Security	Acquisition Date	Acquisition Cost
ACP Holdings Corp., Warrants	9/24/2003	$ 0
Advanstar, Inc., Warrants	2/14/2001	$ 34,923
MDP Acquisitions PLC, Warrants	9/23/2002	$ 0
Pliant Corp., Warrants	5/25/2000	$ 23,653
Republic Technologies International, Inc. Warrants	8/6/1999 - 12/28/2001	$ 1
Russell Stanley Holdings, Inc., Sr. Note, 9.00%, 11/30/2008	2/5/1999 - 12/28/2001	$ 1,250
Sleepmaster LLC	12/23/2004	$ 0
Viatel Holding (Bermuda) Ltd.	4/3/1998 - 4/30/2004	$1,734,198

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2005		2004
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	8,663,044	$66,966,047	12,097,970	$94,965,634
Shares issued to shareholders in payment of distributions declared	2,908,559	21,930,534	2,968,407	22,381,787
Shares redeemed	(17,363,985)	(134,689,411)	(17,698,451)	(137,581,096)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(5,792,382)	$(45,792,830)	(2,632,074)	$(20,233,675)

Year Ended December 31	2005		2004
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	6,512,066	$50,053,333	13,728,648	$107,851,791
Shares issued to shareholders in payment of distributions declared	1,012,438	7,623,657	871,563	6,562,867
Shares redeemed	(9,541,355)	(73,901,316)	(13,190,577)	(102,471,793)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(2,016,851)	$(16,224,326)	1,409,634	$11,942,865
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,809,233)	$(62,017,156)	(1,222,440)	$(8,290,810)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for reversal of prior income adjustments on bonds sold, defaulted bond adjustments, and discount accretion/premium amortization on debt securities and prior year market discount adjustments.

For the year ended December 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$5,885	$1,610,249	$(1,616,134)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Ordinary income [1]	$30,838,792	$28,944,660

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$28,129,403
Net unrealized depreciation	$8,435,444
Capital loss carryforward	$(68,738,053)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and defaulted bond adjustments.

At December 31, 2005, the cost of investments for federal tax purposes was $340,210,676. The net unrealized depreciation of investments for federal tax purposes was $8,435,444. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,882,502 and net unrealized depreciation from investments for those securities having an excess of cost over value of $19,317,946.

At December 31, 2005, the Fund had a capital loss carryforward of $(68,738,053) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ (2,658,809)
2009	$(27,754,606)
2010	$(32,328,794)
2011	$ (5,944,935)
2013	$ (50,909)

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended December 31, 2005, FSC retained $17,821 of fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended December 31, 2005, the Fund's Primary and Service Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2005, were as follows:

Purchases	$114,924,198
Sales	$184,290,378

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF
FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FLTRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions : Senior Vice President of Federated Investment Counseling.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).
Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. For the periods ending December 31, 2004, the Fund's performance for both the one and three year periods were above the median of the relevant peer group. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, and then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q. You must register on the website the first time you wish to access this information.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916306
Cusip 313916843

G00844-01 (2/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2005

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005	2004		2003		2002		2001
Net Asset Value, Beginning of Period	$13.22	$11.59		$ 8.79		$11.38		$18.49
Income From Investment Operations:
Net investment income	0.07	0.00	[1]	0.01	[2]	0.02		0.03 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.13	1.63		2.79		(2.61)		(5.15)
TOTAL FROM INVESTMENT OPERATIONS	1.20	1.63		2.80		(2.59)		(5.12)
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	--		--		--		(1.99)
Net Asset Value, End of Period	$14.42	$13.22		$11.59		$ 8.79		$11.38
Total Return [3]	9.08%	14.06%		31.85%		(22.76)%		(29.42)%

Ratios to Average Net Assets:
Net expenses	1.58%	1.57	% [4]	1.70	% [4]	1.50	% [4]	1.41%
Net investment income	0.50%	0.03%		0.15%		0.26%		0.23%
Expense waiver/reimbursement [5]	0.04%	0.05%		0.05%		0.10%		0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$58,700	$53,093		$45,924		$37,488		$60,632
Portfolio turnover	125%	87%		193%		103%		206%

1 Amount represents less than $0.01.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.57%, 1.70% and 1.50% for the years ended December 31, 2004, 2003 and 2002, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period [1]
Actual	$1,000	$1,147.20	$8.55
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.24	$8.03

1 Expenses are equal to the Fund's annualized net expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

For the 12-month reporting period from January 1, 2005 through December 31, 2005, the Federated International Equity Fund II had a total return of returned 9.08%, underperforming its benchmark the Morgan Stanley Capital International-Europe, Australia and Far East Growth Index (MSCI-EAFE GI), 1 which gained 13.28%.

The best performing region was emerging markets, which according to the Morgan Stanley Capital International Emerging Markets Growth Index, 2 rose 35.00%. The second best was Japan, up 28.22%, as per the Morgan Stanley Capital International Japan Growth Index. 3 In last was Europe, which rose 7.52%, according to the Morgan Stanley Capital International Europe Growth Index. 4

The bulk of the fund's underperformance stemmed mainly from three sectors and three countries. The three sector culprits were Industrials, Health Care, and Consumer Discretionary. In Industrials, the fund was negatively impacted by its relative underweight and from two stocks, the German conglomerate Siemens AG and the Japanese construction company Shimizu Corp .. The fund's underweight proved to be too early, but we are still confident in a mid-cycle economic slowdown and decelerating top line growth. On a stock basis, Siemens AG underperformed on the lack of clarity as to when ongoing restructuring efforts would begin to bear fruit and Shimizu Corp. was negatively impacted by a weak earnings release. In Health Care, one stock was mainly responsible for the underperformance. Irish drug manufacturer Elan Corp. PLC fell more than seventy percent after an unsuccessful trial of their promising multiple sclerosis product Tysabri. In Consumer Discretionary, the fund was negatively impacted by Fast Retailing Co. (Japan) and ITV PLC (United Kingdom). Fast Retailing Co. failed to exhibit the "same-store-sales" trends we were looking for and ITV PLC was negatively impacted by a longer than expected downturn in United Kingdom advertising growth.

On a country basis, the fund's stock selection in Japan, the United Kingdom, and Australia dragged on performance. In Japan, Japanese data services provider, Net One Systems Co. , issued a profit warning and Astellas Pharmaceutical Inc. failed to perform in line with its Japanese peers. In the United Kingdom, the fund's relative overweight of telecommunication's bellwether Vodafone PLC and the lack of ownership of Astrazeneca PLC hindered performance. Vodafone PLC was down over 17.0% last year versus a positive 4.71% for the FTSE 100 Index, a capitalization weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange. Astrazeneca PLC was up over 37.0% for 2005 versus the fund's ownership of GlaxoSmithKline PLC , which climbed over 10.0%. In Australia, the fund's underweight of the energy and commodity space proved to be costly as commodity prices continued to escalate during the fund's reporting period.

On the positive side, the fund's overweight in Financials, underweight in Telecommunication Services, and strong stock selection in Energy helped to offset some of the above mentioned negatives. In Financials, the fund's overweight in Japanese banks, such as Mizuho Financial Group and Mitsubishi UFJ Financial Group, Inc. , benefited from signs of sustainable economic growth in Japan and from the potential end of Japan's "zero interest rate" policy. In Telecommunication Services, the fund's relative underweight and stock selection in out-of-benchmark names, such as Hellenic Telecommunications (Greece) and Magyar Telekom (Hungary), proved to be beneficial as both of these firms gained from their restructuring efforts. In Energy, Petroleo Brasileiro SA (Brazil) outperformed the majority of its international peers on the back of stronger relative production growth and greater oil reserve potential.

1 The MSCI-EAFE GI is a standard unmanaged foreign securities index representing a subset of the MSCI Global Growth Index designed to measure developed market equity performance, excluding the United States and Canada. The MSCI-EAF GI seeks to measure developed market securities classified as growth by MSCI. MSCI-EAFE GI returns are denominated in U.S. dollars. Investments cannot be made directly in an index.

2 MSCI Emerging Markets Growth Index is a free float-adjusted market capitalization index that is designed to measure performance of growth stocks in the global emerging markets. As of May 2005, the index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Investments cannot be made in directly in an index.

3 MSCI Japan Growth Index is a free float-adjusted market capitalization index that is designed to measure performance of growth stocks in Japan. Investments cannot be made directly in an index.

4 MSCI Europe Growth Index is a free float-adjusted market capitalization index that is designed to measure performance of growth stocks in Europe. As of May 2005, the index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Investments cannot be made directly in an index.

GROWTH OF $10,000 INVESTED IN THE FEDERATED INTERNATIONAL EQUITY FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Equity Fund II (the "Fund") from December 31, 1995 to December 31, 2005, compared to the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (MSCI-EAFE GI). 2

Average Annual Total Returns for the Period Ended 12/31/2005
1 Year	9.08%
5 Years	(2.21)%
10 Years	6.72%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE GI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE GI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Tables

At December 31, 2005, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
Japan	26.7%
United Kingdom	19.4%
Switzerland	9.1%
France	8.1%
Canada	6.0%
Netherlands	4.4%
Germany	3.7%
Mexico	3.5%
Brazil	3.2%
Finland	2.0%
Israel	1.6%
South Korea	1.5%
Spain	1.3%
Luxembourg	1.3%
Hong Kong	1.1%
United States	1.0%
Italy	1.0%
Peru	0.9%
Greece	0.9%
Taiwan	0.8%
Hungary	0.7%
Poland	0.5%
Cash Equivalents [2]	0.8%
Other Assets and Liabilities--Net [3]	0.5%
TOTAL	100.0%

At December 31, 2005, the Fund's sector classification composition 4 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	20.0%
Health Care	18.1%
Energy	12.0%
Information Technology	10.7%
Consumer Discretionary	10.6%
Consumer Staples	9.1%
Materials	6.8%
Industrials	5.9%
Telecommunication Services	5.5%
Cash Equivalents [2]	0.8%
Other Assets and Liabilities--Net [3]	0.5%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

3 See Statement of Assets and Liabilities.

4 Except for Other Assets and Liabilities and Cash Equivalents, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification System (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

December 31, 2005

Shares			Value in U.S. Dollars
		COMMON STOCKS--98.7%
		BRAZIL--3.2%
		Energy--1.4%
13,300		Petroleo Brasileiro SA, ADR	$856,121
		Materials--1.8%
28,700		Companhia Vale Do Rio Doce, ADR	1,040,375
		TOTAL BRAZIL	1,896,496
		CANADA--6.0%
		Energy--5.3%
19,800		EnCana Corp.	895,254
12,800		Nexen, Inc.	610,242
15,900		Petro-Canada	638,079
17,800		Talisman Energy, Inc.	943,249
		TOTAL	3,086,824
		Materials--0.7%
44,000	[1]	Kinross Gold Corp.	406,521
		TOTAL CANADA	3,493,345
		FINLAND--2.0%
		Technology Hardware & Equipment--2.0%
65,500		Nokia Oyj	1,198,077
		FRANCE--8.1%
		Banks--1.0%
7,240		BNP Paribas SA	585,858
		Insurance--1.5%
26,800		AXA	864,919
		Media--1.5%
28,200		Vivendi Universal SA	883,393
		Pharmaceuticals & Biotechnology--3.2%
21,600		Sanofi-Aventis	1,892,346
		Telecommunication Services--0.9%
21,700		France Telecommunications	539,246
		TOTAL FRANCE	4,765,762
		GERMANY, FEDERAL REPUBLIC OF--3.7%
		Capital Goods--1.8%
12,500		Siemens AG	1,071,429
		Insurance--1.9%
7,310		Allianz AG	1,107,232
		TOTAL GERMANY, FEDERAL REPUBLIC OF	2,178,661
		GREECE--0.9%
		Telecommunication Services--0.9%
24,380		Hellenic Telecommunication Organization SA	519,543
		HONG KONG--1.1%
		Real Estate--1.1%
65,000		Sun Hung Kai Properties	635,024
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		HUNGARY--0.7%
		Telecommunication Services--0.7%
86,400		Magyar Telekom	$386,921
		ISRAEL--1.6%
		Software & Services--1.6%
47,800	[1]	Check Point Software Technologies Ltd.	960,780
		ITALY--1.0%
		Consumer Durables & Apparel--1.0%
53,800		Bulgari SPA	600,633
		JAPAN--26.7%
		Banks--6.4%
129		Mitsubishi UFJ Financial Group, Inc.	1,750,117
165		Mizuho Financial Group, Inc.	1,309,535
67,000		Sumitomo Trust & Banking Co. Ltd.	684,572
		TOTAL	3,744,224
		Capital Goods--1.7%
4,600		SMC Corp.	657,226
23,800		Sumitomo Electric Industries	361,435
		TOTAL	1,018,661
		Commercial Services & Supplies--1.0%
18,500		Meitec Corp.	599,228
		Consumer Durables & Apparel--2.0%
37,000		Nikon Corp.	583,855
37,000		Sharp Corp.	562,835
		TOTAL	1,146,690
		Energy--1.0%
85,500		Nippon Mining Holdings, Inc.	608,255
		Food & Staples Retailing--1.2%
12,800		Sundrug Co. Ltd.	701,132
		Food Beverage & Tobacco--1.0%
38		Japan Tobacco, Inc.	554,204
		Health Care Equipment & Services--1.6%
32,100		Terumo Corp.	949,922
		Insurance--1.2%
39		Millea Holdings, Inc.	671,302
		Materials--1.3%
29,700		Japan Synth Rubber	780,684
		Pharmaceuticals & Biotechnology--2.1%
22,500		Takeda Pharmaceutical Co. Ltd.	1,217,196
		Real Estate--1.1%
31,000		Mitsubishi Estate Co. Ltd.	643,999
		Retailing--2.3%
32,300		Isetan Co.	688,807
7,050		Nitori Co.	657,566
		TOTAL	1,346,373
		Semiconductors & Semiconductor Equipment--1.8%
10,700		Advantest Corp.	1,078,755
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		JAPAN--continued
		Telecommunication Services--1.0%
129		Nippon Telegraph & Telephone Corp.	$586,289
		TOTAL JAPAN	15,646,914
		KOREA, REPUBLIC OF--1.5%
		Semiconductors & Semiconductor Equipment--1.5%
1,373		Samsung Electronics Co.	895,095
		LUXEMBOURG--1.3%
		Energy--1.3%
6,600		Tenaris SA, ADR	755,700
		MEXICO--3.5%
		Food Beverage & Tobacco--1.8%
14,800		Fomento Economico Mexicano, SA de C.V., ADR	1,073,148
		Media--1.7%
12,400		Grupo Televisa S.A., GDR	998,200
		TOTAL MEXICO	2,071,348
		NETHERLANDS--4.4%
		Banks--1.7%
38,700		ABN AMRO Holdings NV	1,012,096
		Consumer Durables & Apparel--1.1%
19,895		Philips Electronics NV	618,284
		Diversified Financials--1.6%
27,460		ING Groep N.V.	952,540
		TOTAL NETHERLANDS	2,582,920
		PERU--0.9%
		Materials--0.9%
18,800		Cia de Minas Buenaventura SA, Class B, ADR	532,040
		POLAND--0.5%
		Telecommunication Services--0.5%
38,000		Telekomunikacja Polska S.A.	273,739
		SPAIN--1.3%
		Banks--1.3%
57,700		Banco Santander Central Hispano, S.A.	761,668
		SWITZERLAND--9.1%
		Food Beverage & Tobacco--1.8%
3,500		Nestle SA	1,046,764
		Pharmaceuticals & Biotechnology--6.8%
42,680		Novartis AG	2,242,726
11,700		Roche Holding AG	1,756,714
		TOTAL	3,999,440
		Transportation--0.5%
1,061		Kuehne & Nagel International AG	299,152
		TOTAL SWITZERLAND	5,345,356
		TAIWAN, PROVINCE OF CHINA--0.8%
		Semiconductors & Semiconductor Equipment--0.8%
749,598		Nanya Technology Corp.	456,702
Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--19.4%
		Banks--1.3%
25,970		Royal Bank of Scotland PLC, Edinburgh	$784,159
		Commercial Services & Supplies--0.8%
62,481		Capita Group PLC	448,001
		Energy--2.9%
88,900		BP PLC	946,776
25,700		Royal Dutch Shell PLC	784,388
		TOTAL	1,731,164
		Food Beverage & Tobacco--3.4%
22,433		British American Tobacco PLC	501,748
103,300		Diageo PLC	1,497,356
		TOTAL	1,999,104
		Materials--2.1%
27,460		Rio Tinto PLC	1,254,354
		Pharmaceuticals & Biotechnology--4.4%
73,200		GlaxoSmithKline PLC	1,850,069
55,700		Shire PLC	712,989
		TOTAL	2,563,058
		Semiconductors & Semiconductor Equipment--1.5%
421,800		ARM Holdings PLC	878,106
		Software & Services--1.5%
31,200	[1]	Amdocs Ltd.	858,000
		Telecommunication Services--1.5%
410,578		Vodafone Group PLC	886,532
		TOTAL UNITED KINGDOM	11,402,478
		UNITED STATES--1.0%
		Media--1.0%
8,900	[1]	NTL, Inc.	605,912
		TOTAL COMMON STOCKS (IDENTIFIED COST $50,765,660)	57,965,114
		REPURCHASE AGREEMENT--0.8%
$454,000		Interest in $2,200,000,000 joint repurchase agreement 4.33%, dated 12/30/2005 under which UBS Securities LLC will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,201,058,444 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,266,002,803 (AT AMORTIZED COST)	454,000
		TOTAL INVESTMENTS--99.5% (IDENTIFIED COST $51,219,660) [2]	58,419,114
		OTHER ASSETS AND LIABILITIES - NET--0.5%	281,313
		TOTAL NET ASSETS--100%	$58,700,427

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $51,314,275.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2005.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Total investments in securities, at value (identified cost $51,219,660)		$58,419,114
Cash		356
Cash denominated in foreign currencies (identified cost $382,578)		382,776
Income receivable		65,422
Receivable for investments sold		983,811
Receivable for shares sold		290,555
Receivable for foreign currency exchange contracts		4,800
TOTAL ASSETS		60,146,834
Liabilities:
Payable for investments purchased	$1,057,343
Payable for shares redeemed	349,433
Payable for foreign currency exchange contracts	619
Accrued expenses	39,012
TOTAL LIABILITIES		1,446,407
Net assets for 4,070,584 shares outstanding		$58,700,427
Net Assets Consist of:
Paid-in capital		$73,132,555
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		7,189,332
Accumulated net realized loss on investments and foreign currency transactions		(21,748,148)
Undistributed net investment income		126,688
TOTAL NET ASSETS		$58,700,427
Net Asset Value, Offering Price, and Redemption Proceeds Per Share:
$58,700,427 ÷ 4,070,584 shares outstanding, no par value, unlimited shares authorized		$14.42

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $107,308)		$1,071,570
Interest		36,468
TOTAL INCOME		1,108,038
Expenses:
Investment adviser fee (Note 5)	$532,658
Administrative personnel and services fee (Note 5)	150,000
Custodian fees	44,142
Transfer and dividend disbursing agent fees and expenses	15,390
Directors'/Trustees' fees	1,216
Auditing fees	35,401
Legal fees	8,640
Portfolio accounting fees	48,589
Printing and postage	17,748
Insurance premiums	8,247
Interest expense	76
Miscellaneous	2,000
TOTAL EXPENSES	864,107
Waiver of administrative personnel and services fee (Note 5)	(24,466)
Net expenses		839,641
Net investment income		268,397
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions		7,762,993
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(3,122,091)
Net realized and unrealized gain on investments and foreign currency transactions		4,640,902
Change in net assets resulting from operations		$4,909,299

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$268,397	$15,033
Net realized gain on investments and foreign currency transactions	7,762,993	4,537,766
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(3,122,091)	1,956,463
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,909,299	6,509,262
Share Transactions:
Proceeds from sale of shares	15,718,974	17,525,821
Cost of shares redeemed	(15,020,496)	(16,866,895)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	698,478	658,926
Change in net assets	5,607,777	7,168,188
Net Assets:
Beginning of period	53,092,650	45,924,462
End of period (including undistributed net investment income of $126,688 and $0, respectively)	$58,700,427	$53,092,650

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The primary investment objective of the Fund is to obtain a total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. The Fund generally values fixed-income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreement

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2005, the Fund had outstanding foreign currency commitments as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Purchased:
1/3/2006	68,250 Swiss Franc	$ 51,973	$ 51,939	$ (34)
1/3/2006	90,133 Pound Sterling	$155,660	$155,075	$ (585)
Contracts Sold:
1/5/2006	80,354,568 Japanese Yen	$686,146	$681,346	$4,800
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$4,181

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2005	2004
Shares sold	1,194,648	1,467,430
Shares redeemed	(1,141,047)	(1,412,811)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	53,601	54,619

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.

For the year ended December 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Loss
$(141,709)	$141,709

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income [1]	$126,688
Net unrealized appreciation	$7,094,717
Capital loss carryforward	$(21,653,534)

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2005, the cost of investments for federal tax purposes was $51,314,275. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $7,104,839. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,358,493 and net unrealized depreciation from investments for those securities having an excess of cost over value of $253,654.

At December 31, 2005, the Fund had a capital loss carryforward of $(21,653,534) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ (9,730,263)
2010	$(11,923,271)

The Fund used capital loss carryforwards of $(7,801,591) to offset taxable capital gains realized during the year ended December 31, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the net fee paid to FAS was 0.236% of average aggregate daily net assets of the Fund.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended December 31, 2005, the Fund's Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2005, were as follows:

Purchases	$67,002,467
Sales	$65,637,184

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2005, the diversification of sectors was as follows:

Sector	Percentage of Net Assets
Financials	20.0%
Health Care	18.1%
Energy	12.0%
Information Technology	10.7%
Consumer Discretionary	10.6%
Consumer Staples	9.1%
Materials	6.8%
Industrials	5.9%
Telecommunication Services	5.5%

8. LINE OF CREDIT

The Fund, along with Federated World Investment Series, Inc. and Federated International Series, Inc., has entered into a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of December 31, 2005, there were no outstanding loans. During the year ended December 31, 2005, the maximum outstanding borrowing was $523,000. The Fund had an average outstanding daily balance of $224,000 with a high and low interest rate of 4.31% and 3.00%, respectively, representing only the days the LOC was utilized. Interest expense totaled $76 for the year ended December 31, 2005.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FLTRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions : Senior Vice President of Federated Investment Counseling.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2004. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, and then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q. You must register on the website the first time you wish to access this information.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in Variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International Equity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916603

G01077-01 (2/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2005

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights-Primary Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,						Period Ended
	2005		2004		2003		12/31/2002	[1]
Net Asset Value, Beginning of Period	$13.07		$11.40		$ 8.16		$10.00
Income From Investment Operations:
Net investment income (loss)	(0.07	) [2]	(0.07	) [2]	(0.10	) [2]	(0.00)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.54		1.74		3.34		(1.84)
TOTAL FROM INVESTMENT OPERATIONS	1.47		1.67		3.24		(1.84)
Less Distributions:
Distributions from net realized gain on investments	(0.02)		(0.0007)		--		--
Net Asset Value, End of Period	$14.52		$13.07		$11.40		$ 8.16
Total Return [3]	11.24%		14.66%		39.71%		(18.40)%

Ratios to Average Net Assets:
Net expenses	1.50%		1.50%		1.50%		1.50	% [4]
Net investment income (loss)	(0.52)%		(0.63)%		(0.98)%		(1.02	)% [4]
Expense waiver/reimbursement [5]	0.51%		1.04%		5.14%		95.85	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$40,202		$17,940		$5,741		$651
Portfolio turnover	67%		77%		38%		19%

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Service Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,				Period Ended
	2005		2004		12/31/2003	[1]
Net Asset Value, Beginning of Period	$13.05		$11.40		$8.46
Income From Investment Operations:
Net investment income (loss)	(0.10	) [2]	(0.11	) [2]	(0.08	) [2]
Net realized and unrealized gain on investments and foreign currency transactions	1.52		1.76		3.02
TOTAL FROM INVESTMENT OPERATIONS	1.42		1.65		2.94
Less Distributions:
Distributions from net realized gain on investments	(0.02)		--		--
Net Asset Value, End of Period	$14.45		$13.05		$11.40
Total Return [3]	10.88%		14.48%		34.75%

Ratios to Average Net Assets:
Net expenses	1.75%		1.75%		1.75	% [4]
Net investment income (loss)	(0.77)%		(0.90)%		(1.16	)% [4]
Expense waiver/reimbursement [5]	0.51%		1.04%		5.14	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$53,792		$37,120		$14,575
Portfolio turnover	67%		77%		38	% [6]

1 Reflects operations for the period from May 1, 2003 (date of initial public investment) to December 31, 2003.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$1,110.90	$8.03
Service Shares	$1,000	$1,109.00	$9.30
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,017.59	$7.68
Service Shares	$1,000	$1,016.38	$8.89

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	1.51%
Service Shares	1.75%

Management's Discussion of Fund Performance

The fund's total return for the fiscal year ended December 31, 2005 was 11.24% for Primary Shares and 10.88% for Service Shares. The total return of the Russell Midcap Growth Index1 was 12.10% and the average Lipper VA Mid Cap Growth Category2 returned 10.56% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell Mid Cap Growth Index.

Market Overview

The stock market as a whole posted modest positive returns during the fiscal year. Mid-cap companies significantly outperformed both large-cap and small/cap companies. The Russell Midcap Index, 3 representing mid-cap stocks, returned 12.65% versus the Standard & Poor's (S&P) 500 Index's 4 4.91% increase and the Russell 2000 Index's 5 4.55% increase. In terms of investment style value stocks in the Russell Midcap Index outperformed growth stocks by 0.55% during the fiscal year. Economic growth remained moderate during the fiscal year somewhat impacted by higher energy prices and an active hurricane season. Generally companies continued to report strong operating earnings growth during the fiscal year. The best performing mid-cap growth (Russell Midcap Growth Index) sectors were Energy (+56%), Telecommunications Services (+48%), and Utilities (+20%). Laggard sectors during the period were Consumer Discretionary (+3%), Information Technology (+4%), and Consumer Staples (+6%).

Fund Performance

The key driver of performance for the fund was stock selection. Specifically some of our largest holdings were also strong performers during the fiscal year. Large holdings such as Advance Auto Parts, Inc., CB Richard Ellis Services, and INAMED Corp. returned over 35% during the fiscal year benefiting performance. Several other strong performers' benefited performance significantly; Memc Materials, Central European Media, Philadelphia Consolidated Holdings, and Google all returned over 45% during the year. Weak stock performances in PetSmart, Inc., Petco, Accenture, Altiris, and Advance America Cash Advance, Inc. all hurt performance somewhat.

The fund's performance was also negatively impacted by the fund's relatively light exposure to the Energy and Utilities sectors, which were strong performers in the benchmark index. At Federated Kaufmann Fund II, we generally prefer companies that are growing profitably as a result of some proprietary product or service or way of doing business, whereas many Energy-related companies have been growing more as a result of commodity pricing and the regulatory environment. We believe many of our portfolio companies are dominant competitors within their niche or industry and exhibit strong operating fundamentals.

Our mission at Federated Kaufmann Fund II remains the same: to achieve superior long term performance by uncovering promising growth companies trading at attractive valuations through proprietary fundamental research. Our research process is primarily bottom-up stock selection and for that objective we have established what we believe is one of the industry's premier growth research teams. We continue to analyze and visit hundreds of companies in order to uncover what we believe are the best growth opportunities.

1 The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

2 Lipper figures represent the average of the total returns reported by all of the funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

3 The Russell Mid-Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

4 The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

5 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Kaufmann Fund II (Primary Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2005, compared to the Russell Mid-Cap Growth Index (RMGI) 2 and the Lipper Mid-Cap Growth VA Funds Average (LMCGA). 2,3

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	11.24%
Start of Performance (4/30/2002)	10.73%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RMGI and LMCGA are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMCGA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Kaufmann Fund II (Service Shares) (the "Fund") from May 1, 2003 (start of performance) to December 31, 2005, compared to the Russell Mid-Cap Growth Index (RMGI) 2 and Lipper Mid-Cap Growth VA Funds Average (LMCGA). 2,3

Average Annual Total Return for the Period Ended 12/31/2005
1 Year	10.88%
Start of Performance (5/1/2003)	22.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RMGI and LMCGA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

3 The LMCGA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2005, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Information Technology	19.1%
Health Care	18.8%
Financials	16.0%
Consumer Discretionary	15.9%
Industrials	12.0%
Telecommunication Services	2.8%
Consumer Staples	2.0%
Energy	1.1%
Materials	1.0%
Utilities	0.2%
Other Securities [2]	0.6%
Securities Lending Collateral [3]	12.7%
Cash Equivalents [4]	11.4%
Other Assets and Liabilities--Net [5]	(13.6)%
TOTAL	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other securities include corporate bonds.

3 Cash collateral received from lending portfolio securities which is invested in short term investments such as repurchase agreements or money market funds.

4 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

5 See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2005

Shares			Value
		COMMON STOCKS--88.4%
		Consumer Discretionary--15.9%
2,100	[1]	1-800-FLOWERS.COM, Inc.	$13,482
101,750	[1]	Advance Auto Parts, Inc.	4,422,055
14,500	[1]	Bed Bath & Beyond, Inc.	524,175
33,075		Bharat Forge Ltd.	288,887
2,200		Carnival Corp.	117,634
22,000	[1]	Central European Media Enterprises Ltd., Class A	1,273,800
4,300	[1]	Clear Channel Outdoor Holdings, Inc., Class A	86,215
32,500	[1]	Clear Media Ltd.	26,407
3,400	[1]	Concorde Career Colleges, Inc.	50,320
3,200		Domino's Pizza, Inc.	77,440
7,200	[1]	Earle M. Jorgensen Co.	66,456
11,200	[1,2]	Educate, Inc.	132,160
5,500	[1,2]	Garmin Ltd.	364,925
3,700	[1]	Getty Images, Inc.	330,299
54,600		J.D. Wetherspoon PLC	311,409
12,000	[1]	Kohl's Corp.	583,200
11,200	[1]	Lamar Advertising Co.	516,768
1,961	[1]	Liberty Global, Inc., Class A	44,123
1,961	[1,2]	Liberty Global, Inc., Class C	41,573
7,400	[1]	Lodgenet Entertainment	103,156
12,900		Orient-Express Hotel Ltd.	406,608
2,100	[1]	Pantaloon Retail India Ltd.	78,502
420		Pantaloon Retail India Ltd., Rights	11,033
106,200		PetSmart, Inc.	2,725,092
121		SKY Perfect Communications, Inc.	94,699
3,400	[2]	Speedway Motorsports, Inc.	117,878
3,700	[1]	Stamps.com, Inc.	84,952
5,500	[1,3]	Submarino SA	195,800
8,800	[1,2]	Syntax-Brillian Corp.	43,120
6,700	[1,2]	Texas Roadhouse, Inc.	104,185
2,800	[1]	TomTom NV	96,133
9,230		USS Co. Ltd.	588,541
5,700	[1]	Volcom, Inc.	193,857
400		Washington Post Co., Class B	306,000
10,100	[1,2]	Williams-Sonoma, Inc.	435,815
1,000	[2]	Winnebago Industries, Inc.	33,280
		TOTAL	14,889,979
		Consumer Staples--2.0%
20,100	[1]	Dean Foods Co.	756,966
3,300	[1]	Herbalife Ltd.	107,316
5,300		Loews Corp.	233,147
10,400	[1]	Shoppers Drug Mart Corp.	393,472
5,200		Whole Foods Market, Inc.	402,428
		TOTAL	1,893,329
Shares			Value
		COMMON STOCKS--continued
		Energy--1.1%
5,600		Kinder Morgan, Inc.	$514,920
8,900	[1,2]	The Houston Exploration Co.	469,920
898	[1,2]	Trico Marine Services, Inc.	23,348
		TOTAL	1,008,188
		Financials--15.9%
32,417		3i Group	472,680
27,800		Advance America Cash Advance, Inc.	344,720
22,400		Axis Capital Holdings Ltd.	700,672
44,300	[1]	CB Richard Ellis Services	2,607,055
7,900		Calamos Asset Management, Inc.	248,455
8,300		Capital One Financial Corp.	717,120
16,100	[2]	Endurance Specialty Holdings Ltd.	577,185
10,800	[1,2]	First Marblehead Corp.	354,888
1,000		Global Signal, Inc.	43,160
22,200		Housing Development Finance Corp. Ltd.	596,013
37,586		ICICI Bank Ltd.	486,667
8,700		ICICI Bank Ltd., ADR	250,560
15,300		IPC Holdings Ltd.	418,914
700	[1]	InterContinentalExchange, Inc.	25,445
5,100	[1]	James River Group, Inc.	101,235
6,900		Korea Investment Holdings Co. Ltd.	293,515
31,900	[1,2]	Labranche & Co. Inc.	322,509
1,400	[1,2]	Markel Corp.	443,870
1,100		Morgan Stanley	62,414
6,600	[1]	NETeller PLC	83,462
26,000	[2]	Nuveen Investments, Class A	1,108,120
7,600	[1]	Philadelphia Consolidated Holding Corp.	734,844
4,700	[1,3]	RHJ International	108,337
2,840		SFCG Co. Ltd.	686,310
8,200	[2]	St. Joe Co.	551,204
156,900		Shinsei Bank Ltd.	907,329
3,900	[2]	U-Store-It Trust	82,095
1,500	[2]	White Mountains Insurance Group, Inc.	837,825
21,600		Willis Group Holdings Ltd.	797,904
		TOTAL	14,964,507
		Health Care--18.8%
3,200	[1,2]	ATS Medical, Inc.	8,800
32,130	[1]	AVANIR Pharmaceuticals, Class A	110,527
7,000	[1,2]	Abiomed, Inc.	64,680
700	[1]	Adeza Biomedical Corp.	14,735
27,700	[1,2]	Alkermes, Inc.	529,624
7,600	[2]	Allergan, Inc.	820,496
5,300	[1,2]	Amylin Pharmaceuticals, Inc.	211,576
6,600	[1]	Anika Therapeutics, Inc.	77,154
9,000	[1,2]	Arena Pharmaceuticals, Inc.	127,980
4,000	[1,2]	Arthrocare Corp.	168,560
5,400	[1]	Aspect Medical Systems, Inc.	185,490
7,300	[1]	Auxilium Pharmaceutical, Inc.	40,588
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
300		Aventis Pharma Ltd.	$11,135
33,493	[1]	Avigen, Inc.	101,484
11,200	[1,2]	Bioenvision, Inc.	73,136
16,000	[1]	BioMarin Pharmaceutical, Inc.	172,480
1,100	[1,2]	Biosite Diagnostics, Inc.	61,919
8,908	[1]	Charles River Laboratories International, Inc.	377,432
4,200	[1,2]	Chindex International, Inc.	21,378
40,600	[1,2]	Conceptus, Inc.	512,372
36,500	[1,2]	Cubist Pharmaceuticals, Inc.	775,625
300	[1,2]	Cynosure, Inc., Class A	6,297
53,000	[1]	Cytyc Corp.	1,496,190
12,800	[1]	Dexcom, Inc.	190,976
5,600	[1,2]	Digene Corp.	163,352
5,300	[1]	Durect Corp.	26,871
51,300	[1]	Dyax Corp.	270,351
55,500	[1]	Dynavax Technologies Corp.	236,430
9,200	[1]	Endo Pharmaceuticals Holdings, Inc.	278,392
55,100	[1]	Endologix, Inc.	380,190
21,000	[1]	GTX, Inc.	158,760
8,200		GlaxoSmithKline PLC, ADR	413,936
900		GlaxoSmithkline Pharmaceuticals Ltd.	22,461
23,750	[1]	INAMED Corp.	2,082,400
27,732	[1]	Illumina, Inc.	391,021
9,600	[1]	Immunicon Corp.	32,928
13,400	[1,2]	Incyte Genomics, Inc.	71,556
91,900	[1]	Isis Pharmaceuticals, Inc.	481,556
10,700	[1]	Kinetic Concepts, Inc.	425,432
5,900	[1]	Kos Pharmaceuticals, Inc.	305,207
13,300	[1]	Kosan Biosciences, Inc.	59,052
5,300	[1,2]	Kyphon, Inc.	216,399
4,900	[1]	Medicines Co.	85,505
800		Meridian Bioscience, Inc.	16,112
28,600	[1]	Metabasis Therapeutics, Inc.	228,800
8,600	[1]	Momenta Pharmaceuticals, Inc.	189,544
38,600	[1,2]	Monogram Biosciences, Inc.	72,182
12,400	[1]	NMT Medical, Inc.	198,400
18,500	[1,2]	Nektar Therapeutics	304,510
8,100	[1]	Neurochem, Inc.	115,587
5,300	[1,2]	Neurocrine Biosciences, Inc.	332,469
500	[1]	Neurometrix, Inc.	13,640
11,129	[1]	Nicox	46,510
9,500	[1,2]	Northfield Laboratories, Inc.	127,300
3,300	[2]	Novartis AG, ADR	173,184
18,600	[1]	NxStage Medical, Inc.	222,456
8,200	[1,2]	OSI Pharmaceuticals, Inc.	229,928
1,700	[1]	Onyx Pharmaceuticals, Inc.	48,892
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
28,600	[1]	Pharmacyclics, Inc.	$101,530
16,000	[1]	Point Therapeutics, Inc.	55,200
11,000	[1]	Progenics Pharmaceuticals, Inc.	275,110
1,900	[1,2]	Psychiatric Solutions, Inc.	111,606
10,700	[1,2]	Regeneron Pharmaceuticals, Inc.	170,665
1,400	[1,2]	Rita Medical Systems, Inc.	5,474
900	[1]	Sangamo BioSciences, Inc.	3,627
62,700	[1,2]	Santarus, Inc.	343,596
2,200	[1,2]	Symbion, Inc.	50,600
11,100	[1,2]	Telik, Inc.	188,589
18,400	[1,2]	Threshold Pharmaceuticals, Inc., Class THL	265,880
5,600		UnitedHealth Group, Inc.	347,984
27,049	[1,2]	United Surgical Partners International, Inc.	869,625
3,900	[1]	VCA Antech, Inc.	109,980
7,800	[1,2]	Vasogen, Inc.	15,990
20,200	[1]	Vical, Inc.	84,840
2,500	[1,2]	WebMD Health Corp., Class A	72,625
		TOTAL	17,654,868
		Industrials--12.0%
32,400	[1]	ABX Air, Inc.	253,692
2,900		Asea Brown Boveri Ltd.	123,895
9,496		Bharat Heavy Electricals Ltd.	291,792
15,700		CNF Transportation, Inc.	877,473
8,300	[1]	CoStar Group, Inc.	358,311
2,800	[1]	Copa Holdings SA, Class A	76,440
5,600	[1]	Copart, Inc.	129,136
1,250		Crompton Greaves Ltd.	21,530
3,400		Cummins, Inc.	305,082
5,300	[2]	DRS Technologies, Inc.	272,526
10,200		Expeditors International Washington, Inc.	688,602
11,200		FedEx Corp.	1,157,968
2,200		Fluor Corp.	169,972
10,050		Forward Air Corp.	368,333
5,500	[1]	Genco Shipping & Trading Ltd.	95,920
10,500	[1,2]	IHS, Inc., Class A	215,460
23,175	[1,2]	Interline Brands, Inc.	527,231
2,500	[1]	K&F Industries Holdings, Inc.	38,400
18,200	[1]	Kansas City Southern Industries, Inc.	444,626
2,905		Kuehne & Nagel International AG	819,073
6,300	[2]	Landstar System, Inc.	262,962
1,200		Larsen & Toubro Ltd.	49,072
22,300	[1,3]	Nagarjuna Construction Co. Ltd., GDR	125,995
22,700	[1]	National Aluminum Co. Ltd.	111,015
14,100	[1]	NuCo2, Inc.	393,108
24,500		Rinker Group Ltd.	295,458
8,400	[1,2]	Ryanair Holdings PLC, ADR	470,316
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
2,800		Ryder Systems, Inc.	$114,856
23,900	[1]	Seaspan Corp.	472,025
11,700		Simpson Manufacturing Co., Inc.	425,295
3,100	[1]	Suntech Power Holdings Co. Ltd., ADR	84,475
11,200		TNT NV	350,056
10,600		United Parcel Service, Inc.	796,590
7,100	[2]	Vicor Corp.	112,251
		TOTAL	11,298,936
		Information Technology--19.0%
4,500	[1]	ATI Technologies, Inc.	76,649
10,500	[1]	Actions Semiconductor Co. Ltd., ADR	83,160
4,692	[1]	Adobe Systems, Inc.	173,416
16,200		Adtran, Inc.	481,788
1,300	[1]	Advanced Analogic Technologies, Inc.	18,005
8,900	[1,2]	Affiliated Computer Services, Inc., Class A	526,702
8,900	[1]	Amdocs Ltd.	244,750
10,600	[1]	Autodesk, Inc.	455,270
8,400	[1]	Blackboard Inc.	243,432
1,700	[1]	Broadcom Corp.	80,155
35,100	[1]	CSR PLC	565,247
14,000	[1]	Check Point Software Technologies Ltd.	281,400
22,400	[1,2]	Cirrus Logic, Inc.	149,632
4,200	[1]	Cognos, Inc.	145,782
11,200	[1]	Comverse Technology, Inc.	297,808
3,400	[1]	DST Systems, Inc.	203,694
2,900	[1]	DealerTrack Holdings, Inc.	60,842
10,600	[1,2]	Entegris, Inc.	99,852
8,800	[1,2]	Filenet Corp.	227,480
1,700	[1]	Google Inc.	705,262
2,000	[1]	Greenfield Online, Inc.	11,720
5,300	[1]	Hewitt Associates, Inc.	148,453
16,800	[1]	Homestore.com, Inc.	85,680
15,600	[1]	Hyperion Solutions Corp.	558,792
12,700	[1,2]	Infocrossing, Inc.	109,347
11,200		Infosys Technologies Ltd.	745,505
3,200	[1]	Iron Mountain, Inc.	135,104
13,700	[1,2]	Komag, Inc.	474,842
52,600	[1]	LG Philips LCD Co. Ltd.	2,234,921
1,500	[1]	LeCroy Corp.	22,935
12,800	[1]	M-Systems Flash Disk Pioneers Ltd.	423,936
47,900	[1]	MEMC Electronic Materials	1,061,943
52,300	[1,2]	Magma Design Automation	439,843
17,900	[1]	Microsemi Corp.	495,114
33,500		Microsoft Corp.	876,025
7,000	[1,2]	Mobility Electronics, Inc.	67,620
15,900	[1,2]	NAVTEQ Corp.	697,533
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
34,400	[1,2]	NIC, Inc.	$211,904
10,100	[1]	NetIQ Corp.	124,129
19,400	[1]	Online Resources Corp.	214,370
31,800	[1]	Oracle Corp.	388,278
10,900		Patni Computer Systems Ltd.	119,913
800	[1]	Patni Computer Systems Ltd., ADR	18,544
10,200	[1,2]	Portalplayer, Inc.	288,864
13,300	[1]	PowerDsine Ltd.	91,371
17,300	[1]	Quest Software, Inc.	252,407
16,800	[1]	S1 Corp.	73,080
2,500	[1,2]	SI International, Inc.	76,425
9,800	[1]	SSA Global Technologies, Inc.	178,262
200		Samsung Electronics Co.	130,385
5,500		Satyam Computer Services Ltd., ADR	201,245
1,100	[1]	Seagate Technology Holdings	21,989
5,400	[1]	Silicon Image, Inc.	48,870
28,700	[1]	Spansion, Inc.	399,504
739	[1]	SunPower Corp., Class A	25,119
16,300	[1]	TNS, Inc.	312,634
3,800	[1]	TRX, Inc.	29,754
10,100	[1,2]	Ultratech Stepper, Inc.	165,842
12,100	[1,2]	ValueClick, Inc.	219,131
4,800	[1]	Vimicro International Corp., ADR	46,944
11,500		Wipro Ltd.	118,719
6,400	[1]	Xyratex Ltd.	113,152
17,500	[1,2]	eCollege.com	315,525
		TOTAL	17,895,999
		Materials--1.0%
4,261		Cemex S.A. de C.V., ADR	252,805
222,000		China Metal International Ho	63,706
2,200	[1]	Frutarom	16,869
7,800		Frutarom, GDR	59,808
272,000	[1]	Lee & Man Paper Manufacturing Ltd.	301,690
4,200		Newmont Mining Corp.	224,280
		TOTAL	919,158
		Telecommunication Services--2.5%
3,612		Alltel Corp.	227,917
123,700	[1]	Bharti Televentures	948,472
7,800		Consolidated Communications Holdings, Inc.	101,322
3,000	[1]	NeuStar, Inc., Class A	91,470
100		PT Telekomunikasi Indonesia, Class CS, ADR	2,386
168,000		Singapore Telecom Ltd.	263,724
13,800	[1]	Syniverse Holdings, Inc.	288,420
44,700	[1]	Time Warner Telecom, Inc.	440,295
		TOTAL	2,364,006
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--0.2%
2,200		Consolidated Water Co.	$44,638
63,700		NTPC Ltd.	158,772
		TOTAL	203,410
		TOTAL COMMON STOCKS (IDENTIFIED COST $67,805,744)	83,092,380
		CORPORATE BONDS--0.6%
		Consumer Discretionary--0.2%
225,000		Citadel Broadcasting Corp., Conv. Bond, 1.875%, 2/15/2011	173,138
		Consumer Staples--0.0%
23,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	23,575
		Information Technology--0.4%
267,000		BearingPoint, Inc., Conv. Bond, 5.00%, 4/15/2025	359,192
		TOTAL CORPORATE BONDS (IDENTIFIED COST $554,327)	555,905
		PREFERRED STOCKS--0.5%
		Financials--0.1%
2,400		Merrill Lynch & Co., Inc., Conv. Pfd., Series JNC, $2.30, Annual Dividend	95,239
		Information Technology--0.1%
200		Marchex, Inc., Conv. Pfd., $11.88, Annual Dividend	45,900
		Telecommunication Services--0.3%
5,600		Crown Castle International Corp., Conv. Pfd., $3.16, Annual Dividend	298,200
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $383,914)	439,339
		REPURCHASE AGREEMENTS--24.1%
$10,675,000		Interest in $2,200,000,000 joint repurchase agreement 4.33%, dated 12/30/2005 under which UBS Securities LLC will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,201,058,444 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,266,002,803.	10,675,000
11,968,000		Interest in $2,000,000,000 joint repurchase agreement 4.29%, dated 12/30/2005 under which Morgan Stanley and Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 10/1/2035 for $2,000,953,333 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,040,258,529 (held as collateral for securities lending).	11,968,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	22,643,000
		TOTAL INVESTMENTS--113.6% (IDENTIFIED COST $91,386,985) [4]	106,730,624
		OTHER ASSETS AND LIABILITIES--(13.6)%	(12,737,016)
		TOTAL NET ASSETS--100%	$93,993,608

1 Non-income producing security.

2 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

3 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Directors, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At December 31, 2005, these securities amounted to $430,132 which represents 0.5% of total net assets.

4 The cost of investments for federal tax purposes amounts to $91,614,028.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2005.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments in securities	$84,087,624
Investments in repurchase agreements	22,643,000
Total investments in securities, at value including $11,581,985 of securities loaned (identified cost $91,386,985)		$106,730,624
Cash		173
Cash denominated in foreign currencies (identified cost $229,274)		229,298
Income receivable		30,546
Receivable for investments sold		220,623
Receivable for shares sold		1,719
Receivable for foreign currency exchange contracts		587
TOTAL ASSETS		107,213,570
Liabilities:
Payable for investments purchased	1,132,436
Payable for shares redeemed	16,535
Payable for collateral due to broker	11,968,000
Payable for distribution services fee (Note 5)	11,274
Accrued expenses	91,717
TOTAL LIABILITIES		13,219,962
Net assets for 6,491,519 shares outstanding		$93,993,608
Net Assets Consist of:
Paid-in capital		$77,714,111
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		15,341,642
Accumulated net realized gain on investments and foreign currency transactions		1,113,262
Accumulated net investment income (loss)		(175,407)
TOTAL NET ASSETS		$93,993,608
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$40,201,516 ÷ 2,768,994 shares outstanding, no par value, unlimited shares authorized		$14.52
Service Shares:
$53,792,092 ÷ 3,722,525 shares outstanding, no par value, unlimited shares authorized		$14.45

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $8,536)			$394,202
Interest (including income on securities loaned of $18,385)			284,851
TOTAL INCOME			679,053
Expenses:
Investment adviser fee (Note 5)		$981,996
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		35,838
Transfer and dividend disbursing agent fees and expenses		35,151
Directors'/Trustees' fees		1,352
Auditing fees		28,130
Legal fees		8,246
Portfolio accounting fees		78,640
Distribution services fee--Service Shares (Note 5)		109,259
Printing and postage		13,474
Insurance premiums		9,121
Miscellaneous		1,526
TOTAL EXPENSES		1,492,733
Waivers (Note 5):
Waiver of investment adviser fee	$(312,113)
Waiver of administrative personnel and services fee	(34,306)
TOTAL WAIVERS		(346,419)
Net expenses			1,146,314
Net investment income (loss)			(467,261)
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $65,980)			1,563,159
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			7,340,926
Net realized and unrealized gain on investments and foreign currency transactions			8,904,085
Change in net assets resulting from operations			$8,436,824

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(467,261)	$(286,956)
Net realized gain (loss) on investments and foreign currency transactions	1,563,159	(29,112)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	7,340,926	6,507,373
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,436,824	6,191,305
Distributions to Shareholders:
Distributions from net realized gains on investments and foreign currency transactions
Primary Shares	(25,544)	(404)
Service Shares	(51,425)	(1,151)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(76,969)	(1,555)
Share Transactions:
Proceeds from sale of shares	39,102,315	34,187,245
Net asset value of shares issued to shareholders in payment of distributions declared	65,542	1,555
Cost of shares redeemed	(8,594,179)	(5,634,249)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	30,573,678	28,554,551
Change in net assets	38,933,533	34,744,301
Net Assets:
Beginning of period	55,060,075	20,315,774
End of period (including accumulated net investment income (loss) of $(175,407) and $(58,924), respectively)	$93,993,608	$55,060,075

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. Fixed-income and listed corporate bonds are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreement

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses, and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/ accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2005, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$11,581,985	$11,968,000

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2005, the Fund had outstanding foreign currency commitments as follows:

Settlement Date	Foreign Currency Units to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation
Contracts Sold:
1/5/2006	9,831,755 Japanese Yen	$83,953	$83,366	$587

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2005		2004
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,653,826	$22,463,021	1,001,519	$11,671,070
Shares issued to shareholders in payment of distributions declared	1,120	14,117	35	404
Shares redeemed	(258,085)	(3,457,752)	(132,837)	(1,552,360)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	1,396,861	$19,019,386	868,717	$10,119,114

Year Ended December 31	2005		2004
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,264,860	$16,639,294	1,922,028	$22,516,175
Shares issued to shareholders in payment of distributions declared	4,091	51,425	101	1,151
Shares redeemed	(391,526)	(5,136,427)	(355,155)	(4,081,889)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	877,425	$11,554,292	1,566,974	$18,435,437
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,274,286	$30,573,678	2,435,691	$28,554,551

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, net operating loss and foreign tax withholding.

For the year ended December 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains
$350,778	$(350,778)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Ordinary income [1]	$ 0	$1,348
Long-term capital gains	$76,969	$ 207

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$544,887
Undistributed long-term capital gain	$687,308
Net Unrealized appreciation	$15,114,599

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At December 31, 2005, the cost of investments for federal tax purposes was $91,614,028. The net unrealized appreciation of investments for federal tax purposes, excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $15,116,596. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $16,800,035 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,683,439.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.425%. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the Adviser voluntarily waived $312,113 of its fee.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2005, the Sub-Adviser earned a sub-adviser fee of $809,722.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the net fee paid to FAS was 0.226% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, Primary Shares did not incur a distribution services fee. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended December 31, 2005, FSC did not retain any fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended December 31, 2005, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2005, were as follows:

Purchases	$69,219,989
Sales	$41,711,571

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2005, the amount of long-term capital gains designated by the Fund was $76,969.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Kaufmann Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services ; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions : Senior Vice President of Federated Investment Counseling.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd (Investment advisory subsidiary of Federated).
Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract and subadvisory contracts. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's and subadviser's management philosophy, personnel, processes, and investment and operating strategies; long term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew an Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser and subadviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

For the period ending December 31, 2004, the Fund's performance for the one year period was above the median of the relevant peer group. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies On Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916777
Cusip 313916827

28136 (2/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2005

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$21.02		$18.22		$13.00		$17.65		$23.15
Income From Investment Operations:
Net investment income (loss)	--		--		--		--		(0.03	) [1]
Net realized and unrealized gain (loss) on investments	2.67		2.80		5.22		(4.65)		(5.15)
TOTAL FROM INVESTMENT OPERATIONS	2.67		2.80		5.22		(4.65)		(5.18)
Less Distributions:
Distributions from net realized gain on investments	--		--		--		--		(0.32)
TOTAL DISTRIBUTIONS	--		--		--		--		(0.32)
Net Asset Value, End of Period	$23.69		$21.02		$18.22		$13.00		$17.65
Total Return [2]	12.70%		15.37%		40.15	% [3]	(26.35)%		(22.38)%

Ratios to Average Net Assets:
Net expenses	1.22	% [4]	1.17	% [4]	1.23	% [4]	1.07	% [4]	0.90%
Net investment income (loss)	(0.49)%		(0.42)%		(0.72)%		(0.32)%		(0.15)%
Expense waiver/reimbursement [5]	0.04%		0.04%		0.01%		0.01%		0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$56,879		$62,563		$64,269		$53,367		$96,126
Portfolio turnover	132%		148%		173%		194%		219%

1 Per share amount is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the year, the Fund received payments from the Adviser for certain losses on investments. This increased the total return by 0.07%.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2005, 2004, 2003, and 2002 are 1.20%, 1.16%, 1.20% and 1.06%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period [1]
Actual	$1,000	$1,095.70	$6.50
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.00	$6.26

1 Expenses are equal to the Fund's annualized net expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance

This report covers the Federated Mid Cap Growth Strategies Fund II's fiscal year reporting period from January 1, 2005 through December 31, 2005. The fund's total return for the reporting period was 12.70%. The total return of the fund's benchmark, the Russell Midcap Growth Index ("RUSMD") 1 was 12.10% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the RUSMD.

Market Overview

Mid cap growth stocks, as measured by the RUSMD, were reasonably strong for most of the reporting period and especially so in the last six months. Mid cap growth stocks also substantially outperformed both large cap and small cap growth stocks over the reporting period.

The biggest issue over the reporting period was the rise in energy prices and the impact it was expected to have on economic growth and inflation.

Fund Performance

The fund's performance, compared to the RUSMD, was aided by its overweight and stock selection in the Telecommunication Services and Energy Sectors. Additionally, the fund's strong returns in its finance stocks relative to the RUSMD overcame being modestly underweight and positively contributed to the fund's performance during the reporting period.

Individual stocks contributing to the fund's performance cut across a variety of sectors and included: Joy Global, Inc. (averaged 1.3% of net assets), a leading manufacturer of coal mining equipment, which gained 110% during the reporting period; NII Holdings, Inc. (1.2% of net assets), a U.S.-based provider of wireless telecommunication services to Latin and South American markets, which rose 84% during the reporting period; and Legg Mason, Inc. (1.2% of net assets), a global asset manager, which gained 64% during the reporting period.

The fund's relative performance was hurt by the fund's stock selection in Health Care and Materials, as well as its modest holding of cash. Specific fund holdings that detracted from its performance included: RSA Security, Inc. (averaged 0.2% of net assets), a provider of security systems for information networks; Elan Corp. PLC (0.2% of net assets), an Irish pharmaceuticals manufacturer; and XM Satellite Radio Holdings, Inc. (0.6% of net assets), a provider of high-quality, satellite distributed radio service.

1 The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Investments cannot be made directly in an index.

GROWTH OF A $10,000 INVESTMENT IN FEDERATED MID CAP GROWTH STRATEGIES FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Mid Cap Growth Strategies Fund II (the "Fund") from December 31, 1995 to December 31, 2005 compared to the Russell Mid Cap Growth Index (RUSMD). 2

Average Annual Total Returns for the Periods Ended 12/31/2005
1 Year	12.70%
5 Years	0.82%
10 Years	10.31%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUSMD has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RUSMD is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table

At December 31, 2005, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Health Care	20.0%
Information Technology	17.8%
Industrials	15.8%
Consumer Discretionary	14.9%
Energy	10.3%
Financials	10.0%
Materials	4.0%
Telecommunication Services	3.8%
Consumer Staples	1.8%
Utilities	1.1%
Securities Lending Collateral [2]	26.1%
Cash Equivalents [3]	0.4%
Other Assets and Liabilities--Net [4]	(26.0)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents, and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

4 See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2005

Shares			Value
		COMMON STOCKS--99.5%
		Consumer Discretionary--14.9%
9,550	[1]	Advance Auto Parts, Inc.	$415,043
8,400	[1,2]	Chicos Fas, Inc.	369,012
11,700		Choice Hotels International, Inc.	488,592
15,000		Claire's Stores, Inc.	438,300
10,100	[1]	Coach, Inc.	336,734
9,900	[1,2]	Coldwater Creek, Inc.	302,247
9,700	[2]	Darden Restaurants, Inc.	377,136
4,600	[1,2]	Getty Images, Inc.	410,642
6,000		Harrah's Entertainment, Inc.	427,740
3,400	[2]	KB HOME	247,044
8,000	[1,2]	MGM Mirage	293,360
4,100		Marriott International, Inc., Class A	274,577
16,300	[2]	Nordstrom, Inc.	609,620
10,300	[1,2]	O'Reilly Automotive, Inc.	329,703
12,300	[1]	Office Depot, Inc.	386,220
14,200	[1,2]	Payless ShoeSource, Inc.	356,420
5,100		Polo Ralph Lauren Corp., Class A	286,314
56,300	[1,2]	Sirius Satellite Radio, Inc.	377,210
6,500		Starwood Hotels & Resorts Worldwide, Inc.	415,090
4,300		Station Casinos, Inc.	291,540
8,200	[2]	Tiffany & Co.	313,978
15,700	[1,2]	Urban Outfitters, Inc.	397,367
13,000	[1,2]	XM Satellite Radio Holdings, Inc., Class A	354,640
		TOTAL	8,498,529
		Consumer Staples--1.8%
4,100		Brown-Forman Corp., Class B	284,212
7,600	[2]	Bunge Ltd.	430,236
3,500	[2]	Reynolds American, Inc.	333,655
		TOTAL	1,048,103
		Energy--10.3%
7,300		Cameco Corp.	462,747
11,600	[1,2]	Cheniere Energy, Inc.	431,752
17,100	[2]	Chesapeake Energy Corp.	542,583
9,600	[2]	ENSCO International, Inc.	425,760
4,200		EOG Resources, Inc.	308,154
7,700	[1]	FMC Technologies, Inc.	330,484
8,600	[1]	Grant Prideco, Inc.	379,432
5,000		Helmerich & Payne, Inc.	309,550
11,200	[2]	Patterson-UTI Energy, Inc.	369,040
6,100	[2]	Peabody Energy Corp.	502,762
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
6,999	[1,2]	Quicksilver Resources, Inc.	$294,028
13,000	[1]	Southwestern Energy Co.	467,220
4,900		Tesoro Petroleum Corp.	301,595
8,300		Tidewater, Inc.	369,018
7,700	[2]	XTO Energy, Inc.	338,338
		TOTAL	5,832,463
		Financials--10.0%
6,300	[2]	Ace Ltd.	336,672
6,800	[1,2]	Affiliated Managers Group	545,700
2,500		Bear Stearns and Co., Inc.	288,825
8,100	[1,2]	CB Richard Ellis Services	476,685
1,200	[2]	Chicago Mercantile Exchange Holdings, Inc.	440,988
5,300	[2]	Chubb Corp.	517,545
17,000	[1,2]	E*Trade Group, Inc.	354,620
8,000	[2]	HCC Insurance Holdings, Inc.	237,440
5,550		Legg Mason, Inc.	664,279
3,600		Mercantile Bankshares Corp.	203,184
11,100	[2]	Moody's Corp.	681,762
7,100		Principal Financial Group	336,753
5,200		Regency Centers Corp.	306,540
4,200	[2]	T. Rowe Price Group, Inc.	302,526
		TOTAL	5,693,519
		Health Care--20.0%
11,600		AmerisourceBergen Corp.	480,240
4,400		CIGNA Corp.	491,480
8,700	[1]	Caremark Rx, Inc.	450,573
12,700	[1,2]	Cephalon, Inc.	822,198
7,400	[1,2]	Cerner Corp.	672,734
7,000	[1]	Covance, Inc.	339,850
10,300	[1]	Coventry Health Care, Inc.	586,688
12,500	[1]	DaVita, Inc.	633,000
58,900	[1,2]	Exelixis, Inc.	554,838
7,600	[1]	Express Scripts, Inc., Class A	636,880
7,000	[1,2]	Genzyme Corp.	495,460
5,500	[1,2]	Gilead Sciences, Inc.	289,465
7,000	[1]	Health Net, Inc.	360,850
8,700	[1]	Henry Schein, Inc.	379,668
9,300	[1]	Humana, Inc.	505,269
31,500	[1,2]	Ligand Pharmaceuticals, Inc., Class B	351,225
7,900		McKesson HBOC, Inc.	407,561
5,800	[1]	Medco Health Solutions, Inc.	323,640
15,100	[1]	Medimmune, Inc.	528,802
19,600	[1,2]	Protein Design Laboratories, Inc.	557,032
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
5,300	[1,2]	Sierra Health Services, Inc.	$423,788
9,500	[1]	St. Jude Medical, Inc.	476,900
10,200	[1,2]	Sunrise Senior Living, Inc.	343,842
10,400	[1]	Vertex Pharmaceuticals, Inc.	287,768
		TOTAL	11,399,751
		Industrials--15.8%
8,800		AMETEK, Inc.	374,352
8,700	[2]	Alexander and Baldwin, Inc.	471,888
5,700	[1]	Alliant Techsystems, Inc.	434,169
16,700	[1,2]	Ceradyne, Inc.	731,460
6,200		Corporate Executive Board Co.	556,140
4,200		Expeditors International Washington, Inc.	283,542
4,000	[2]	Fluor Corp.	309,040
10,100	[2]	GATX Corp.	364,408
7,600		Goodrich (B.F.) Co.	312,360
54,000	[1,2]	GrafTech International Ltd.	335,880
7,600	[1]	Jacobs Engineering Group, Inc.	515,812
18,225		Joy Global, Inc.	729,000
4,700		L-3 Communications Holdings, Inc.	349,445
7,100	[1]	Monster Worldwide, Inc.	289,822
7,700		Norfolk Southern Corp.	345,191
10,100		Precision Castparts Corp.	523,281
8,900		Rockwell Automation, Inc.	526,524
8,000		Rockwell Collins	371,760
7,100	[1]	URS Corp.	267,031
4,700		UTI Worldwide, Inc.	436,348
10,300	[1,2]	WESCO International, Inc.	440,119
		TOTAL	8,967,572
		Information Technology--17.8%
23,800	[1,2]	ADC Telecommunications, Inc.	531,692
88,900	[2]	ARM Holdings PLC, ADR	552,069
15,300	[1,2]	ASM Lithography Holding NV	307,224
25,300	[1,2]	ATI Technologies, Inc.	429,847
10,212	[1]	Adobe Systems, Inc.	377,436
17,300	[1,2]	Advanced Micro Devices, Inc.	529,380
14,600	[1,2]	Ansys, Inc.	623,274
10,200	[1,2]	Autodesk, Inc.	438,090
26,700	[1,2]	Cadence Design Systems, Inc.	451,764
12,400	[1]	Ceridian Corp.	308,140
16,300	[1,2]	Citrix Systems, Inc.	469,114
6,600	[1,2]	Cognizant Technology Solutions Corp.	332,310
13,300	[1]	Comverse Technology, Inc.	353,647
7,500	[1,2]	Fiserv, Inc.	324,525
10,400		Global Payments, Inc.	484,744
9,200	[1,2]	Jabil Circuit, Inc.	341,228
Shares or Principal Amounts			Value
		COMMON STOCKS--continued
		Information Technology--continued
10,000	[1,2]	Lam Research Corp.	$356,800
30,600	[1]	MEMC Electronic Materials	678,402
15,200	[1,2]	McAfee, Inc.	412,376
9,000	[1,2]	NCR Corp.	305,460
12,200	[1,2]	NVIDIA Corp.	446,032
23,000	[1,2]	Sybase, Inc.	502,780
21,800	[1,2]	aQuantive, Inc.	550,232
		TOTAL	10,106,566
		Materials--4.0%
5,100	[2]	Cleveland Cliffs, Inc.	451,707
21,500	[1,2]	Mosaic Co./The	314,545
2,700		Phelps Dodge Corp.	388,449
7,200		Potash Corp. of Saskatchewan, Inc.	577,584
6,000	[2]	United States Steel Corp.	288,420
4,100		Vulcan Materials Co.	277,775
		TOTAL	2,298,480
		Telecommunication Services--3.8%
23,400	[1,2]	American Tower Systems Corp.	634,140
13,900	[1,2]	Crown Castle International Corp.	374,049
16,100	[1,2]	NII Holdings, Inc.	703,248
14,100	[1]	NeuStar, Inc., Class A	429,909
		TOTAL	2,141,346
		Utilities--1.1%
7,500		Edison International	327,075
3,900	[2]	Questar Corp.	295,230
		TOTAL	622,305
		TOTAL COMMON STOCKS (IDENTIFIED COST $45,870,674)	56,608,634
		REPURCHASE AGREEMENTS--26.5%
$207,000		Interest in $2,200,000,000 joint repurchase agreement 4.33%, dated 12/30/2005 under which UBS Securities LLC, will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,201,058,444 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,266,002,803.	207,000
7,881,000		Interest in $2,000,000,000 joint repurchase agreement 4.29%, dated 12/30/2005 under which Morgan Stanley and Co., Inc., will repurchase U.S. Government Agency securities with various maturities to 10/1/2035 for $2,000,959,333 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,040,258,529 (held as collateral for securities lending).	7,881,000
7,000,000		Interest in $1,500,000,000 joint repurchase agreement 4.29%, dated 12/30/2005 under which Bear Stearns and Co., Inc., will repurchase U.S. Government Agency securities with various maturities to 12/1/2035 for $1,500,715,000 on 1/3/2006. The market value of the underlying securities at the end of the period was $1,532,338,295 (held as collateral for securities lending).	7,000,000
		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	15,088,000
		TOTAL INVESTMENTS--126.0% (IDENTIFIED COST $60,958,674) [3]	71,696,634
		OTHER ASSETS AND LIABILITIES - NET--(26.0)%	(14,817,148)
		TOTAL NET ASSETS--100%	$56,879,486

1 Non-income producing security.

2 All or a portion of these shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $61,001,313.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2005.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments in securities	$56,608,634
Investments in repurchase agreements	15,088,000
Total investments in securities, at value, including $14,431,314 of securities loaned (identified cost $60,958,674)		$71,696,634
Cash		705
Income receivable		28,436
Receivable for investments sold		604,027
Receivable for shares sold		70
TOTAL ASSETS		72,329,872
Liabilities:
Payable for investments purchased	401,879
Payable for shares redeemed	153,144
Payable for collateral due to broker	14,881,000
Accrued expenses	14,363
TOTAL LIABILITIES		15,450,386
Net assets for 2,400,617 shares outstanding		$56,879,486
Net Assets Consist of:
Paid-in capital		$54,020,005
Net unrealized appreciation of investments		10,737,960
Accumulated net realized loss on investments		(7,878,479)
TOTAL NET ASSETS		$56,879,486
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$56,879,486 ÷ 2,400,617 shares outstanding, no par value, unlimited shares authorized		$23.69

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $1,325)			$360,271
Interest (including income on securities loaned of $18,186)			50,499
TOTAL INCOME			410,770
Expenses:
Investment adviser fee (Note 5)		$433,881
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		13,419
Transfer and dividend disbursing agent fees and expenses		21,850
Directors'/Trustees' fees		1,394
Auditing fees		18,448
Legal fees		9,839
Portfolio accounting fees		48,541
Printing and postage		24,326
Insurance premiums		9,273
Miscellaneous		1,612
TOTAL EXPENSES		732,583
Waiver and Expense Reduction:
Waiver of administrative personnel and services fee (Note 5)	$(24,420)
Fees paid indirectly for directed brokerage arrangements	(12,064)
TOTAL WAIVER AND EXPENSE REDUCTION		(36,484)
Net expenses			696,099
Net investment income (loss)			(285,329)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			9,078,599
Net change in unrealized appreciation of investments			(2,061,382)
Net realized and unrealized gain on investments			7,017,217
Change in net assets resulting from operations			$6,731,888

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(285,329)	$(258,317)
Net realized gain on investments	9,078,599	10,865,814
Net change in unrealized appreciation/depreciation of investments	(2,061,382)	(1,940,793)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,731,888	8,666,704
Share Transactions:
Proceeds from sale of shares	2,220,822	2,280,603
Cost of shares redeemed	(14,635,894)	(12,653,312)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(12,415,072)	(10,372,709)
Change in net assets	(5,683,184)	(1,706,005)
Net Assets:
Beginning of period	62,562,670	64,268,675
End of period	$56,879,486	$62,562,670

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Mid Cap Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available or whose values have been affected by a significant event occuring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreement

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Distributions of net investment income are declared and paid annually.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2005, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$14,431,314	$14,881,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2005	2004
Shares sold	102,659	121,405
Shares redeemed	(678,433)	(673,164)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(575,774)	(551,759)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments of foreign currency transactions, REIT dividends reclassification and net operating loss.

For the year ended December 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Net Investment Income (Loss)	Accumulated Net Realized Losses
$(298,533)	$285,329	$13,204

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$10,695,321
Capital loss carryforward	$(7,835,843)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2005, the cost of investments for federal tax purposes was $61,001,313. The net unrealized appreciation of investments for federal tax purposes was $10,695,321. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,140,437 and net unrealized depreciation from investments for those securities having an excess of cost over value of $445,116.

At December 31, 2005, the Fund had a capital loss carryforward of $(7,835,843) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2010:

The Fund used capital loss carry forwards of $(9,102,069) to offset taxable capital gains realized during the year ended December 31, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser") receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified belows:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the net fee paid to FAS was 0.217% of average aggregate daily net assets of the Fund.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended December 31, 2005, the Fund's Shares did not incur a shareholder services fee.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2005, the Fund's expenses were reduced by $12,064 under these arrangements.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended December 31, 2005, were as follows:

Purchases	$75,370,554
Sales	$87,864,565

7. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF
FEDERATED MID CAP GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Mid Cap Growth Strategies Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions : Senior Vice President of Federated Investment Counseling.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).
Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. For the periods ending December 31, 2004, the Fund's performance for both the one and three year periods were above the median of the relevant peer group. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, and then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q. You must register on the website the first time you wish to access this information.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in Variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916702

G00433-07 (2/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2005

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.027	0.008	0.007	0.014	0.037
Net realized gain on investments	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
TOTAL FROM INVESTMENT OPERATIONS	0.027	0.008	0.007	0.014	0.037
Less Distributions:
Distributions from net investment income	(0.027)	(0.008)	(0.007)	(0.014)	(0.037)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return [2]	2.70%	0.82%	0.69%	1.41%	3.75%

Ratios to Average Net Assets:
Net expenses	0.65%	0.65%	0.65%	0.64%	0.66%
Net investment income	2.65%	0.79%	0.70%	1.40%	3.54%
Expense waiver/reimbursement [3]	0.21%	0.15%	0.02%	--	--
Supplemental Data:
Net assets, end of period (000 omitted)	$73,929	$83,660	$106,007	$177,945	$214,311

1 Represents less than $0.001.

2 Based on net asset value. Total returns for periods of less than one year are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period [1]
Actual	$1,000	$1,016.10	$3.30
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.93	$3.31

1 Expenses are equal to the Fund's annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Portfolio of Investments Summary Tables

At December 31, 2005, the Fund's portfolio composition 1 was as follows:

Security Type	Percentage of Total Net Assets
Variable Rate Instruments	51.4%
Commercial Paper & Notes	40.8%
Repurchase Agreements	6.3%
Bank Instruments	1.3%
Other Assets and Liabilities--Net [2]	0.2%
TOTAL	100.0%

At December 31, 2005, the Fund's credit-quality ratings composition 3 was as follows:

S&P Short-Term Ratings as Percentage of Total Net Assets		Moody's Short-Term Ratings as Percentage of Total Net Assets
A-1+	47.0%	Prime-1	90.1%
A-1	37.1%
A-2	5.0%	Prime-2	7.0%
Not rated by S&P	10.7%	Not rated by Moody's	2.7%
Other Assets and Liabilities--Net [2]	0.2%	Other Assets and Liabilities--Net [2]	0.2%
TOTAL	100.0%	TOTAL	100.0%

At December 31, 2005, the Fund's effective maturity 4 schedule was as follows:

Securities With an Effective Maturity of:	Percentage of Total Net Assets
1-7 Days	55.7	% [5]
8-30 Days	22.9%
31-90 Days	13.1%
91-180 Days	3.0%
181 Days or more	5.1%
Other Assets and Liabilities--Net [2]	0.2%
TOTAL	100.0%

1 Commercial paper and notes includes any fixed-rate security that is not a bank instrument. A variable rate instrument is any security which has an interest rate that resets periodically. See the Fund's Prospectus for descriptions of commercial paper, repurchase agreements and bank instruments.

2 See Statement of Assets and Liabilities.

3 These tables depict the short-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO).

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the description of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category. Of the portfolio's total net assets, 2.7% do not have short-term ratings by either of these NRSROs.

4 Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.

5 Overnight securities comprised 24.3% of the Fund's portfolio.

Portfolio of Investments

December 31, 2005

Principal Amount			Value
		ASSET-BACKED SECURITIES--1.7%
		Finance - Automotive--1.4%
$48,587		HSBC Automotive Trust 2005-1, Class A1, 3.458%, 7/17/2006	$48,587
185,634		HSBC Automotive Trust 2005-2, Class A1, 3.703%, 8/17/2006	185,634
762,595		Nissan Auto Lease Trust 2005-A, Class A1, 4.271%, 11/15/2006	762,595
		TOTAL	996,816
		Finance - Equipment--0.3%
254,662		Navistar Financial Corp. Owner Trust 2005-A, Class A1, 3.615%, 7/17/2006	254,662
		TOTAL ASSET-BACKED SECURITIES	1,251,478
		CERTIFICATE OF DEPOSIT--1.4%
		Banking--1.4%
1,000,000		Deutsche Bank AG, 4.405%, 10/4/2006	1,000,037
		COLLATERALIZED LOAN AGREEMENTS--16.2%
		Banking--6.8%
2,500,000		Credit Suisse First Boston LLC, 4.370%, 1/3/2006	2,500,000
2,500,000		Greenwich Capital Markets, Inc., 4.375%, 1/3/2006	2,500,000
		TOTAL	5,000,000
		Brokerage--9.4%
2,000,000		Bear Stearns and Co., Inc., 4.370%, 1/3/2006	2,000,000
3,000,000		Citigroup Global Markets, Inc., 4.350%, 1/3/2006	3,000,000
2,000,000		Merrill Lynch & Co., Inc., 4.400%, 1/3/2006	2,000,000
		TOTAL	7,000,000
		TOTAL COLLATERALIZED LOAN AGREEMENTS	12,000,000
		COMMERCIAL PAPER--17.7% [1]
		Aerospace/Auto--1.6%
700,000	[2]	Johnson Controls, Inc., 4.380%, 1/17/2006	698,637
500,000	[2]	Nissan Motor Acceptance Corp., (Nissan Motor Co., Ltd. SA), 4.410%, 1/5/2006	499,755
		TOTAL	1,198,392
		Banking--4.0%
2,000,000	[2]	Picaros Funding LLC, (KBC Bank N.V. GTD), 4.310% - 4.320%, 2/3/2006 - 1/30/2006	1,992,569
1,000,000		Westpac Trust Securities NZ Ltd., (Westpac Banking Corp. Ltd., Sydney, GTD), 4.410%, 3/21/2006	990,322
		TOTAL	2,982,891
		Conglomerate--0.5%
400,000		Textron Financial Corp., (Textron Inc. SA), 4.430%, 1/23/2006	398,917
		Consumer Products--0.7%
500,000		Fortune Brands, Inc., 4.180%, 1/9/2006	499,536
		Finance - Automotive--3.6%
700,000		DaimlerChrysler North America Holding Corp., 4.450% - 4.500%, 1/3/2006 - 1/13/2006	699,326
2,000,000		FCAR Auto Loan Trust, (Series A1+/P1), 4.310%, 3/3/2006	1,985,394
		TOTAL	2,684,720
Principal Amount			Value
		COMMERCIAL PAPER--continued [1]
		Finance - Commercial--0.6%
$475,000		CIT Group, Inc., 4.380%, 4/21/2006	$468,643
		Finance - Retail--1.4%
1,000,000	[2]	Falcon Asset Securitization Corp., 4.120%, 1/3/2006	999,771
		Finance - Securities--2.7%
1,000,000	[2,3]	Georgetown Funding Co. LLC, 4.350%, 2/13/2006	997,234
1,000,000	[2]	Perry Global Funding LLC (Series A), 4.220%, 2/6/2006	995,780
		TOTAL	1,993,014
		Food & Beverage--0.7%
500,000		Sara Lee Corp., 4.360%, 1/13/2006	499,273
		Insurance--1.4%
1,000,000	[2]	Aspen Funding Corp., 4.150%, 2/1/2006	996,426
		Machinery, Equipment, Auto--0.5%
400,000		John Deere Capital Corp., (Deere & Co. SA), 4.360%, 1/17/2006	399,225
		TOTAL COMMERCIAL PAPER	13,120,808
		CORPORATE BONDS--3.4%
		Banking--0.4%
303,000		J.P. Morgan Chase & Co., 6.500%, 2/1/2006	303,449
		Finance - Commercial--0.7%
500,000		CIT Group, Inc., 4.125%, 2/21/2006	499,893
		Finance - Retail--2.3%
1,725,000		SLM Corp., 4.370%, 4/25/2006	1,725,572
		TOTAL CORPORATE BONDS	2,528,914
		CORPORATE NOTES--2.0%
		Finance - Securities--2.0%
1,000,000	[2]	Beta Finance, Inc., (Beta Finance Corp., GTD), 4.010%, 7/25/2006	1,000,000
500,000	[2]	Sigma Finance, Inc., (Sigma Finance Corp., GTD), 4.020%, 7/21/2006	500,000
		TOTAL CORPORATE NOTES	1,500,000
		LOAN PARTICIPATION--2.0%
		Finance - Retail--2.0%
1,500,000		Countrywide Home Loans, Inc., 4.370%, 1/30/2006	1,500,000
		NOTES - VARIABLE--49.1% [4]
		Banking--27.4%
1,000,000		Barclays Bank PLC, 4.253, 1/5/2006	999,911
3,000,000	[2]	Commonwealth Bank of Australia, Sydney, 4.348%, 1/24/2006	3,000,000
500,000		Credit Suisse, Zurich, 4.110%, 1/17/2006	500,000
1,000,000	[2]	DePfa Bank PLC, 4.501%, 3/15/2006	1,000,073
1,000,000		Greenwich Capital Holdings, Inc., (Royal Bank of Scotland PLC, Edinburgh GTD), 4.291%, 1/9/2006	1,000,000
3,885,000		Home City Ice Co. & H.C. Transport, (Series 2000), (U.S. Bank, N.A. LOC), 4.380%, 1/5/2006	3,885,000
2,000,000		Kansas City, MO Tax Increment Financing Commission, President Hotel, (MBIA Insurance Corp. INS), 4.438%, 1/5/2006	2,000,000
1,360,000		Lancaster, PA IDA, Snavely's Mill, Inc. (Series 2003 - B), (Fulton Bank LOC), 4.480%, 1/5/2006	1,360,000
Principal Amount			Value
		NOTES - VARIABLE--continued [4]
		Banking--continued
$3,875,000		North Shore Business Development LLC, (Series 2004), (Columbus Bank and Trust Co., GA LOC), 4.410%, 1/5/2006	$3,875,000
2,525,000		Prospects Aggregates, Inc., (Series 2004), (Fulton Bank LOC), 4.480%, 1/5/2006	2,525,000
140,000		Roby Co. Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 4.626%, 1/5/2006	140,000
		TOTAL	20,284,984
		Brokerage--4.1%
1,000,000		Goldman Sachs Group, Inc., 4.330%, 1/3/2006	1,000,400
2,000,000		Morgan Stanley, 4.330%, 1/2/2006	2,000,000
		TOTAL	3,000,400
		Finance - Commercial--2.7%
1,000,000	[2]	Fairway Finance Co. LLC, 4.319%, 1/17/2006	999,988
1,000,000		General Electric Capital Corp., 4.626%, 3/20/2006	1,000,889
		TOTAL	2,000,877
		Finance - Retail--4.0%
3,000,000	[2]	Paradigm Funding LLC, 4.330%, 1/19/2006	3,000,000
		Finance - Securities--4.1%
1,000,000	[2]	Beta Finance, Inc., (Beta Finance Corp. GTD), 4.372%, 2/22/2006	1,000,207
2,000,000	[2]	Sigma Finance, Inc., (Sigma Finance Corp. GTD), 4.324%, 1/17/2006	1,999,945
		TOTAL	3,000,152
		Insurance--4.1%
1,000,000		Jackson National Life Insurance Co., 4.390%, 1/3/2006	1,000,000
2,000,000	[2]	Pacific Life Global Funding, 4.331%, 1/4/2006	2,000,227
		TOTAL	3,000,227
		Pharmaceuticals and Health Care--2.7%
2,000,000	[2]	Eli Lilly Services, Inc., (Eli Lilly & Co., GTD), 4.260%, 1/3/2006	2,000,000
		TOTAL NOTES - VARIABLE	36,286,640
		REPURCHASE AGREEMENT--6.3%
4,628,000		Interest in $3,050,000,000 joint repurchase agreement 4.270%, dated 12/30/2005 under which Bank of America N.A., will repurchase U.S. Government Agency securities with various maturities to 7/1/2035 for $3,051,447,056 on 1/3/2006. The market value of the underlying securities at the end of the period was $3,111,000,001.	4,628,000
		TOTAL INVESTMENTS--99.8% (AT AMORTIZED COST) [5]	73,815,877
		OTHER ASSETS AND LIABILITIES - NET--0.2%	112,989
		TOTAL NET ASSETS--100%	$73,928,866

1 Discount rate at time of purchase.

2 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At December 31, 2005, these securities amounted to $23,680,612 which represents 32.0% of total net assets.

3 Reflects potential extension period.

4 Floating rate note with current rate and next reset date shown.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2005.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
IDA	--Industrial Development Authority
INS	--Insured
LOC	--Letter of Credit
SA	--Support Agreement

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Total investments in securities, at amortized cost and value		$73,815,877
Cash		14,847
Income receivable		183,558
Receivable for shares sold		8,707
TOTAL ASSETS		74,022,989
Liabilities:
Payable for shares redeemed	$78,469
Payable for custodian fees	5,657
Payable for transfer and dividend disbursing agent fees and expenses	5,115
Payable for legal fees	1,415
Accrued expenses	3,467
TOTAL LIABILITIES		94,123
Net assets for 74,155,861 shares outstanding		$73,928,866
Net Assets Consist of:
Paid-in capital		$74,155,409
Accumulated net realized loss on investments		(226,543)
TOTAL NET ASSETS		$73,928,866
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$73,928,866 ÷ 74,155,861 shares outstanding, no par value, unlimited shares authorized		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2005

Investment Income:
Interest			$2,714,876
Expenses:
Investment adviser fee (Note 5)		$410,135
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		35,658
Transfer and dividend disbursing agent fees and expenses		14,688
Directors'/Trustees' fees		1,500
Auditing fees		18,987
Legal fees		9,644
Portfolio accounting fees		45,082
Printing and postage		12,925
Insurance premiums		9,151
Miscellaneous		491
TOTAL EXPENSES		708,261
Waivers (Note 5):
Waiver of investment adviser fee	$(146,887)
Waiver of administrative personnel and services fee	(24,179)
TOTAL WAIVERS		(171,066)
Net expenses			537,195
Net investment income			2,177,681
Net realized gain on investments			2,034
Change in net assets resulting from operations			$2,179,715

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,177,681	$791,663
Net realized gain on investments	2,034	3,119
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,179,715	794,782
Distributions to Shareholders:
Distributions from net investment income	(2,178,247)	(791,141)
Share Transactions:
Proceeds from sale of shares	93,178,945	149,778,144
Net asset value of shares issued to shareholders in payment of distributions declared	2,177,760	791,077
Cost of shares redeemed	(105,089,404)	(172,919,348)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(9,732,699)	(22,350,127)
Change in net assets	(9,731,231)	(22,346,486)
Net Assets:
Beginning of period	83,660,097	106,006,583
End of period (including undistributed net investment income of $0 and $522, respectively)	$73,928,866	$83,660,097

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly.

Premium and Discount Amortization

All premiums and discounts are amortized/accreted.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

At December 31, 2005, capital paid-in aggregated $74,155,409. The following table summarizes share activity:

Year Ended December 31	2005	2004
Shares sold	93,178,945	149,778,144
Shares issued to shareholders in payment of distributions declared	2,177,760	791,077
Shares redeemed	(105,089,404)	(172,919,348)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(9,732,699)	(22,350,127)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to overdistribution of income.

For the year ended December 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-in Capital	Distributions in excess of Net Investment Income
$(44)	$44

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Ordinary income	$2,178,247	$791,141

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward	$(226,543)

At December 31, 2005, the Fund had a capital loss carryforward of $(226,543) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

The Fund used capital loss carryforwards of $(2,034) to offset taxable capital gains realized during the year ended December 31, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the Adviser voluntarily waived $146,887 of its fees.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the net fee paid to FAS was 0.153% of average aggregate daily net assets of the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended December 31, 2005, the Fund's Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

7. LEGAL PROCEEDINGS

Beginning in October 2003 Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF
FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Prime Money Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated);Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter,
Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions : Senior Vice President of Federated Investment Counseling.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).
Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable, fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Fund's performance fell below the median of the relevant peer group during the year ending December 31, 2004. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group.

The Board also receives financial information about
Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies.
As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916504

G00842-01 (2/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2005

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.67	$11.84	$11.71	$11.27	$10.72
Income From Investment Operations:
Net investment income	0.44 [1]	0.42 [1]	0.47 [1]	0.56 [1]	0.39
Net realized and unrealized gain (loss) on investments	(0.30)	0.01	0.06	0.43	0.46
TOTAL FROM INVESTMENT OPERATIONS	0.14	0.43	0.53	0.99	0.85
Less Distributions:
Distributions from net investment income	(0.44)	(0.49)	(0.40)	(0.40)	(0.27)
Distributions from net realized gain on investments	(0.07)	(0.11)	--	(0.15)	(0.03)
TOTAL DISTRIBUTIONS	(0.51)	(0.60)	(0.40)	(0.55)	(0.30)
Net Asset Value, End of Period	$11.30	$11.67	$11.84	$11.71	$11.27
Total Return [2]	1.30%	3.62%	4.65%	9.31%	8.01%

Ratios to Average Net Assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.87%	3.56%	3.98%	5.01%	5.64%
Expense waiver/reimbursement [3]	0.29%	0.27%	0.26%	0.28%	0.30%
Supplemental Data:
Net assets, end of period (000 omitted)	$480,859	$518,023	$575,848	$544,018	$287,686
Portfolio turnover	43%	41%	87%	101%	106%

1 Based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2005	2004	2003	2002	[1]
Net Asset Value, Beginning of Period	$11.63	$11.82	$11.71	$10.85
Income From Investment Operations:
Net investment income	0.41 [2]	0.38 [2]	0.42 [2]	0.35	[2]
Net realized and unrealized gain (loss) on investments	(0.31)	0.01	0.08	0.51
TOTAL FROM INVESTMENT OPERATIONS	0.10	0.39	0.50	0.86
Less Distributions:
Distributions from net investment income	(0.41)	(0.47)	(0.39)	--
Distributions from net realized gain on investments	(0.07)	(0.11)	--	--
TOTAL DISTRIBUTIONS	(0.48)	(0.58)	(0.39)	--
Net Asset Value, End of Period	$11.25	$11.63	$11.82	$11.71
Total Return [3]	0.99%	3.32%	4.44%	7.93%

Ratios to Average Net Assets:
Net expenses	0.95%	0.95%	0.95%	0.95	% [4]
Net investment income	3.62%	3.31%	3.60%	4.65	% [4]
Expense waiver/reimbursement [5]	0.04%	0.02%	0.01%	0.03	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$72,996	$64,698	$44,837	$7,590
Portfolio turnover	43%	41%	87%	101%

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$ 999.10	$3.53
Service Shares	$1,000	$ 997.30	$4.83
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.68	$3.57
Service Shares	$1,000	$1,020.37	$4.89

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of expenses. The annualized net expense ratios are as follows:

Primary Shares	0.70%
Service Shares	0.96%

Management Discussion of Fund Performance

FUND PERFORMANCE AND SUMMARY

Federated Quality Bond Fund II, Primary Shares, produced a total return of 1.30% for the reporting period ended December 31, 2005. The fund's Service Shares produced a total return of 0.99% during the same time period. By comparison, during the same period, the return of the Lehman Brothers U.S. Intermediate Credit Index (LBICI), the fund's benchmark, was 1.42%. 1 The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBICI.

The fund's investment strategy focused on: (a) the selection of securities with different maturities (expressed by a "yield curve" showing the relative yield of similar securities with different maturities); (b) the credit ratings of portfolio securities (which indicates the risk that securities will default); and (c) the selection of individual securities. These were the most significant factors affecting the fund's performance during the 12-month reporting period.

Market Overview

Over the 12-month reporting period, short to intermediate interest rates responded by rising, which caused the price of bonds with maturities of ten years or less to fall (since bond prices move in the opposite direction of interest rates) 2 .. In contrast, long-term interest rates were lower at the end of the reporting period, which caused the price of bonds with maturities of 20 years or more to rise. During the 12-month reporting period, intermediate-term A-rated credits included in the LBICI averaged a total return of 1.87% compared to an average total return of 0.81% on intermediate-term BBB-rated credits in the LBICI.

Maturity and Yield Curve

Relative to the LBICI, the fund held securities with very short maturities (including cash equivalents) and long maturities, while relatively avoiding securities with short to intermediate maturities (referred to as a "barbelled maturity approach"). As a result, the fund was positioned in the parts of the "yield curve" where bond prices increased, or decreased by a relatively small amount.

Credit Quality and Sector

At the end of the reporting period, corporate bonds totaled 85% of the portfolio. Relative to the LBICI, the fund's overweight to BBB-rated credits (i.e., investment grade bonds of lower credit quality) and the underweight to higher rated credits detracted from performance.

Security Selection

Detracting from fund performance relative to the LBICI were positions in General Motors Corp and Ford Motor Company. Positions in Neiman Marcus Group, Inc., Deluxe Corp, Sungard Data Systems, Inc., New York Times Company, Citizens Communications Co. also detracted from fund performance. Nevertheless, we had numerous small successes in credit selection that more than offset these negatives. Holdings that contributed to fund performance were in Mexican Issuers (including Pemex Grupo Televisa, and United Mexican States ) 3 and a number of companies in the Industrial Sector (including Anthem, Inc., Sprint Capital Corp., Valero Energy Corp., and Canadian Natural Resources LTD. ) and Finance Sector (including Astoria Financial Corp., Hudson United Bancorp, Pacific LifeCorp, and Fidelity Management ).

1 Lehman Brothers U.S. Intermediate Credit Index is a market weighted performance benchmark for corporate fixed-rate debt issues with maturities between one and ten years.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - PRIMARY SHARES

Average Annual Total Returns for the Periods Ended 12/31/2005
1 Year	1.30%
5 Years	5.34%
Start of Performance (4/28/1999)	5.21%

The graph above illustrates the hypothetical investment of $10,000 1 in the Federated Quality Bond Fund II (Primary Shares) (the "Fund") from April 28, 1999 (start of performance) to December 31, 2005, compared to the Lehman Brothers U.S. Intermediate Credit Index (LBICI), 2,3 the Lehman Brothers U.S. Credit Index (LBCI) 2 and the Lehman Brothers U.S. Government/Credit Index (LBGCI). 2

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBICI, LBCI and LBGCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBICI, LBCI and LBGCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LBCI is comprised of all publicly issued, fixed-rate, non-convertible, investment grade corporate debt. Issues are rated at least Baa by Moody's Investors Services or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The LBGCI is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve month, and ten-year periods and year-to-date. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 The Fund's investment adviser has elected to discontinue the use of the LBCI and the LBGCI. The Fund's investment adviser has elected to use the LBICI because it is more reflective of the Fund's current investment strategy.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - SERVICE SHARES

Average Annual Total Returns for the Periods Ended 12/31/2005
1 Year	0.99%
Start of Performance (4/30/2002)	4.51%

The graph above illustrates the hypothetical investment of $10,000 1 in the Federated Quality Bond Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2005, compared to the Lehman Brothers U.S. Intermediate Credit Index (LBICI), 2,3 the Lehman Brothers U.S. Credit Index (LBCI) 2 and the Lehman Brothers U.S. Government/Credit Index (LBGCI). 2

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBICI, LBCI and LBGCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBICI, LBCI and LBGCI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBCI is comprised of all publicly issued, fixed-rate, non-convertible, investment grade corporate debt. Issues are rated at least Baa by Moody's Investors Services or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The LBGCI is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve month, and ten-year periods and year-to-date. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 The Fund's investment adviser has elected to discontinue the use of the LBCI and the LBGCI. The Fund's investment adviser has elected to use the LBICI because it is more reflective of the Fund's current investment strategy.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Tables

At December 31, 2005, the Fund's credit-quality ratings composition 1 was as follows:

S&P Long-Term Ratings as Percentage of Total Net Assets		Moody's Long-Term Ratings as Percentage of Total Net Assets
AAA	7.1%	Aaa	7.1%
AA	2.9%	Aa	9.2%
A	29.8%	A	29.0%
BBB	44.5%	Baa	39.7%
BB	2.1%	Ba	1.7%
B	0.4%	B	0.4%
Not Rated by S&P 2	0.4%	Not Rated by Moody's 2	0.1%
Cash Equivalents [3]	11.6%	Cash Equivalents [3]	11.6%
Other Assets and Liabilities--Net [4]	1.2%	Other Assets and Liabilities--Net [4]	1.2%
TOTAL	100.0%	TOTAL	100.0%

At December 31, 2005, the Fund's portfolio composition 5 was as follows:

Security Type	Percentage of Total Net Assets [2]
Corporate Debt Securities	83.1%
U.S. Treasury and Agency Securities [6]	1.1%
Mortgage-Backed Securities [7]	0.9%
Asset-Backed Securities	0.3%
Other Security Types [8]	1.8%
Cash Equivalents [3]	11.6%
Other Assets and Liabilities--Net [4]	1.2%
TOTAL	100.0%

1 These tables depict the long-term, credit-quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investors Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

2 Holdings that are rated only by a different NRSRO than the one identified have been included in this category.

3 Cash Equivalents include investments in overnight repurchase agreements.

4 See Statement of Assets and Liabilities.

5 See the Fund's Prospectus and Statement of Additional Information for a description of these security types.

6 For purposes of this table, U.S. Treasury and Agency Securities does not include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs).

7 For purposes of this table, mortgage-backed securities include mortgage-backed securities guaranteed by GSEs and adjustable rate mortgage-backed securities.

8 Other Security Types consist of preferred stock, municipal and foreign sovereign bonds.

Portfolio of Investments

December 31, 2005

Principal Amount			Value
		ASSET-BACKED SECURITIES--0.3%
		Home Equity Loan--0.3%
$776,477		Residential Asset Mortgage Products, Inc. 2003-RS11, Class AIIB, 4.70875%, 12/25/2033	$776,841
672,545		Residential Asset Securities Corp. 2003-KS11, Class AIIB, 4.67875%, 1/25/2034	673,718
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,449,022)	1,450,559
		COLLATERALIZED MORTGAGE OBLIGATIONS--0.9%
		Federal National Mortgage Association--0.9%
5,079,080		Federal National Mortgage Association REMIC 2002-52 FG, 4.87875%, 9/25/2032 (IDENTIFIED COST $5,075,906)	5,123,613
		CORPORATE BONDS--82.5%
		Basic Industry - Chemicals--0.6%
2,220,000		Albemarle Corp., Sr. Note, 5.10%, 2/1/2015	2,150,214
1,300,000		Praxair, Inc., 3.95%, 6/1/2013	1,217,476
		TOTAL	3,367,690
		Basic Industry - Metals & Mining--3.1%
1,860,000		Alcan, Inc., 5.00%, 6/1/2015	1,811,398
1,300,000		BHP Finance (USA), Inc., 4.80%, 4/15/2013	1,275,248
930,000		BHP Finance (USA), Inc., 5.00%, 12/15/2010	932,092
1,570,000		BHP Finance (USA), Inc., Unsecd. Note, 6.69%, 3/1/2006	1,574,930
2,137,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	2,209,060
2,510,000	[1]	Codelco, Inc., Bond, 5.625%, 9/21/2035	2,485,778
2,000,000		Inco Ltd., 5.70%, 10/15/2015	1,988,712
1,400,000		Newmont Mining Corp., 5.875%, 4/1/2035	1,392,804
1,250,000		Noranda, Inc., 6.00%, 10/15/2015	1,264,514
2,300,000		Thiokol Corp., Sr. Note, 6.625%, 3/1/2008	2,381,650
		TOTAL	17,316,186
		Basic Industry - Paper--1.5%
1,300,000		International Paper Co., 4.25%, 1/15/2009	1,261,169
3,610,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	4,002,125
500,000		Westvaco Corp., 7.65%, 3/15/2027	569,040
2,000,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	2,206,560
		TOTAL	8,038,894
		Capital Goods - Aerospace & Defense--1.6%
2,480,000	[1]	BAE Systems Holdings, Inc., 4.75%, 8/15/2010	2,430,102
750,000		Boeing Capital Corp., 5.65%, 5/15/2006	752,595
1,000,000		Boeing Co., Note, 5.125%, 2/15/2013	1,010,600
584,000		Raytheon Co., Note, 6.75%, 8/15/2007	600,486
2,000,000		Raytheon Co., Unsecd. Note, 5.375%, 4/1/2013	2,030,880
1,800,000		Rockwell Collins, Unsecd. Note, 4.75%, 12/1/2013	1,775,754
		TOTAL	8,600,417
		Capital Goods - Building Materials--0.9%
1,430,000		CRH America, Inc., 5.30%, 10/15/2013	1,431,058
3,700,000		Masco Corp., Note, 5.875%, 7/15/2012	3,753,613
		TOTAL	5,184,671
Principal Amount			Value
		CORPORATE BONDS--continued
		Capital Goods - Diversified Manufacturing--3.3%
$1,530,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	$1,721,804
1,600,000		Emerson Electric Co., 4.50%, 5/1/2013	1,549,888
1,200,000		Emerson Electric Co., Note, 5.00%, 10/15/2008	1,205,088
2,300,000	[1]	Hutchison Whampoa Ltd., 6.50%, 2/13/2013	2,439,748
2,750,000		Kennametal, Inc., 7.20%, 6/15/2012	2,977,892
1,275,000		Thomas & Betts Corp., Note, 7.25%, 6/1/2013	1,357,448
2,000,000		Tyco International Group, Company Guarantee, 6.375%, 10/15/2011	2,078,760
3,000,000		Tyco International Group, Company Guarantee, 6.375%, 2/15/2006	3,005,220
2,000,000		Tyco International Group, Note, 5.80%, 8/1/2006	2,008,740
		TOTAL	18,344,588
		Capital Goods - Environmental--1.2%
4,000,000		Waste Management, Inc., Note, 7.00%, 10/15/2006	4,063,320
2,575,000		Waste Management, Inc., Sr. Note, 7.125%, 10/1/2007	2,670,944
		TOTAL	6,734,264
		Communications - Media & Cable--1.9%
800,000		Comcast Corp., 7.05%, 3/15/2033	869,528
4,000,000		Continental Cablevision, Sr. Note, 8.30%, 5/15/2006	4,049,040
2,000,000		Cox Communications, Inc., 7.125%, 10/1/2012	2,145,828
850,000		Cox Communications, Inc., Note, 3.875%, 10/1/2008	819,666
1,800,000		Cox Communications, Inc., Unsecd. Note, 5.45%, 12/15/2014	1,759,509
940,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.50%, 6/15/2006	967,204
		TOTAL	10,610,775
		Communications - Media Noncable--3.5%
2,000,000		British Sky Broadcasting Group PLC, 8.20%, 7/15/2009	2,188,140
2,000,000		British Sky Broadcasting Group PLC, Unsecd. Note, 7.30%, 10/15/2006	2,034,540
2,000,000		Clear Channel Communications, Inc., 3.125%, 2/1/2007	1,956,094
2,000,000		Clear Channel Communications, Inc., 6.00%, 11/1/2006	2,016,710
4,015,000		Grupo Televisa S.A., 6.625%, 3/18/2025	4,152,112
2,000,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	2,438,620
750,000		Reed Elsevier, Inc., 4.625%, 6/15/2012	725,932
1,905,000		Reed Elsevier, Inc., 6.75%, 8/1/2011	2,043,989
100,000		Reed Elsevier, Inc., Company Guarantee, 6.125%, 8/1/2006	100,731
2,000,000		Univision Communications, Inc., Sr. Note, 3.50%, 10/15/2007	1,940,964
		TOTAL	19,597,832
		Communications - Telecom Wireless--1.7%
1,900,000		Sprint Capital Corp., 6.375%, 5/1/2009	1,973,910
2,000,000		Sprint Capital Corp., 7.125%, 1/30/2006	2,003,480
2,000,000		Sprint Capital Corp., Company Guarantee, 6.125%, 11/15/2008	2,057,360
940,000		Sprint Capital Corp., Company Guarantee, 8.75%, 3/15/2032	1,245,838
2,000,000		Sprint Capital Corp., Note, 8.375%, 3/15/2012	2,324,600
		TOTAL	9,605,188
		Communications - Telecom Wirelines--4.0%
3,000,000		BellSouth Corp., 5.20%, 9/15/2014	2,985,900
2,000,000		Citizens Communications Co., 7.625%, 8/15/2008	2,095,000
1,400,000		Citizens Communications Co., 9.00%, 8/15/2031	1,424,500
1,000,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	1,107,500
1,500,000		Deutsche Telekom International Finance BV, 5.25%, 7/22/2013	1,492,020
2,750,000	[1]	KT Corp., Note, 5.875%, 6/24/2014	2,862,997
Principal Amount			Value
		CORPORATE BONDS--continued
		Communications - Telecom Wirelines--continued
$3,000,000		SBC Communications, Inc., 5.10%, 9/15/2014	$2,942,730
750,000		Telecom de Puerto Rico, Note, 6.65%, 5/15/2006	754,020
3,700,000		Telefonos de Mexico, Note, 4.50%, 11/19/2008	3,637,655
3,000,000		Verizon Global Funding, Note, 4.00%, 1/15/2008	2,943,750
		TOTAL	22,246,072
		Consumer Cyclical - Automotive--4.0%
4,000,000		DaimlerChrysler North America Holding Corp., 5.30%, 8/8/2006	4,009,800
3,000,000		DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	3,140,940
3,050,000		DaimlerChrysler North America Holding Corp., Unsecd. Note, 4.05%, 6/4/2008	2,970,730
2,000,000		Ford Motor Credit Co., Note, 6.50%, 1/25/2007	1,935,418
6,000,000		Ford Motor Credit Co., Note, 7.375%, 10/28/2009	5,325,558
1,800,000	[1]	Harley Davidson, Inc., 3.625%, 12/15/2008	1,730,466
2,840,000	[1]	Nissan Motor Acceptance Corp., 4.625%, 3/8/2010	2,796,378
		TOTAL	21,909,290
		Consumer Cyclical - Entertainment--1.0%
1,000,000		AOL Time Warner, Inc., Note, 6.875%, 5/1/2012	1,067,180
3,100,000		Carnival Corp., 3.75%, 11/15/2007	3,033,164
250,000		International Speedway Corp., 4.20%, 4/15/2009	243,302
1,250,000		International Speedway Corp., 5.40%, 4/15/2014	1,262,767
		TOTAL	5,606,413
		Consumer Cyclical - Retailers--1.6%
3,600,000		CVS Corp., 5.625%, 3/15/2006	3,607,272
2,167,573	[1]	CVS Corp., Pass Thru Cert., 5.298%, 1/11/2027	2,121,393
2,200,000		Neiman-Marcus Group, Inc., Sr. Deb., 7.125%, 6/1/2028	2,035,000
1,000,000		Target Corp., 5.875%, 3/1/2012	1,054,110
295,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	326,583
		TOTAL	9,144,358
		Consumer Cyclical - Services--0.1%
250,000		Boston University, 7.625%, 7/15/2097	301,592
		Consumer Non-Cyclical - Food/Beverage--2.1%
1,385,000		Diageo Finance BV, Unsecd. Note, 3.00%, 12/15/2006	1,361,967
4,500,000		General Mills, Inc., Unsecd. Note, 2.625%, 10/24/2006	4,420,755
6,000,000		Kraft Foods, Inc., Note, 4.625%, 11/1/2006	5,987,400
		TOTAL	11,770,122
		Consumer Non-Cyclical - Health Care--1.5%
3,000,000		Anthem, Inc., 6.80%, 8/1/2012	3,281,940
1,380,000	[1]	Medtronic, Inc., Note, 4.375%, 9/15/2010	1,352,911
2,320,000	[1]	Quest Diagnostic, Inc., Note, 5.45%, 11/1/2015	2,337,934
1,310,000		Thermo Electron Corp., Sr. Unsecd. Note, 5.00%, 6/1/2015	1,276,831
		TOTAL	8,249,616
		Consumer Non-Cyclical - Pharmaceuticals--2.0%
2,500,000		Genentech, Inc., Note, 4.40%, 7/15/2010	2,459,175
6,000,000		Pfizer, Inc., 4.50%, 2/15/2014	5,877,720
990,000		Pharmacia Corp., Sr. Deb., 6.50%, 12/1/2018	1,116,740
1,600,000		Wyeth, Unsecd. Note, 5.50%, 2/1/2014	1,625,376
		TOTAL	11,079,011
		Consumer Non-Cyclical - Supermarkets--0.4%
1,950,000		Kroger Co., 7.25%, 6/1/2009	2,065,456
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Non-Cyclical - Tobacco--0.3%
$750,000		Altria Group, Inc., 5.625%, 11/4/2008	$761,527
915,000		Philip Morris Cos., Inc., Note, 6.375%, 2/1/2006	916,116
		TOTAL	1,677,643
		Energy - Independent--2.2%
600,000		Anadarko Petroleum Corp., Unsecd. Note, 7.00%, 10/15/2006	610,188
500,000		Apache Finance Pty Ltd., Sr. Note, 7.00%, 3/15/2009	531,805
3,280,000		Canadian Natural Resources Ltd., 4.90%, 12/1/2014	3,224,470
1,200,000	[1]	EOG Co. of Canada, Company Guarantee, Series 144A, 7.00%, 12/1/2011	1,314,168
2,500,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	2,883,750
2,458,500	[1]	Ras Laffan Liquified Natural Gas, 3.437%, 9/15/2009	2,376,583
980,000	[1]	Tengizchevroil LLP, Series 144A, 6.124%, 11/15/2014	1,001,560
		TOTAL	11,942,524
		Energy - Integrated--1.6%
1,250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	1,447,263
3,500,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	3,559,640
2,000,000		Petro-Canada, Note, 5.00%, 11/15/2014	1,961,060
2,130,000	[1]	Statoil ASA, 5.125%, 4/30/2014	2,154,069
		TOTAL	9,122,032
		Energy - Refining--0.9%
2,000,000		Valero Energy Corp., 7.375%, 3/15/2006	2,007,058
3,000,000		Valero Energy Corp., Note, 4.75%, 4/1/2014	2,906,307
		TOTAL	4,913,365
		Financial Institution - Banking--10.8%
2,500,000		Astoria Financial Corp., Note, 5.75%, 10/15/2012	2,558,185
1,500,000		Chase Manhattan Corp., Note, 6.375%, 2/15/2008	1,543,605
675,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	697,484
1,974,605		Colonial BancGroup, Inc., Note, 6.375%, 12/1/2015	2,034,127
1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	1,637,040
4,200,000		HSBC Finance Capital Trust IX, Note, 11/30/2035	4,243,613
1,120,000		HSBC Finance Corp., 4.75%, 4/15/2010	1,105,283
3,660,000		HSBC Finance Corp., 5.00%, 6/30/2015	3,561,546
1,900,000		Household Finance Corp., 6.40%, 6/17/2008	1,962,358
3,000,000		Household Finance Corp., Note, 6.50%, 1/24/2006	3,003,180
2,300,000		Hudson United Bancorp, 7.00%, 5/15/2012	2,524,052
1,670,000		J.P. Morgan Chase & Co., Sub. Deb., 8.00%, 4/29/2027	2,128,666
2,000,000		J.P. Morgan Chase & Co., Sub. Note, 5.125%, 9/15/2014	1,980,260
4,450,000		Marshall & Ilsley Bank, Milwaukee, Sr. Note, 4.40%, 3/15/2010	4,365,717
1,074,000		PNC Financial Services Group, Company Guarantee, 8.625%, 12/31/2026	1,154,239
2,660,000		PNC Funding Corp., Sub. Note, 7.50%, 11/1/2009	2,891,846
3,620,000	[1]	Sovereign Bancorp, Inc., Sr. Note, 4.80%, 9/1/2010	3,551,488
1,160,000		State Street Bank and Trust Co., Sub. Note, 5.30%, 1/15/2016	1,174,604
4,000,000		U.S. Bank, N.A., Sub. Note, 4.95%, 10/30/2014	3,966,640
2,500,000		Wachovia Bank N.A., 4.80%, 11/1/2014	2,444,100
250,000		Wachovia Bank N.A., Sr. Note, 4.85%, 7/30/2007	250,140
1,600,000		Wachovia Bank N.A., Sub. Note, 4.875%, 2/1/2015	1,573,488
2,000,000		Wachovia Corp., Sub. Note, 5.625%, 12/15/2008	2,039,820
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Banking--continued
$2,900,000		Washington Mutual Bank, 5.125%, 1/15/2015	$2,844,668
2,000,000		Washington Mutual Bank, Sub. Note, 6.875%, 6/15/2011	2,175,860
2,310,000		Zions Bancorp, Sub. Note, 5.50%, 11/16/2015	2,329,635
		TOTAL	59,741,644
		Financial Institution - Brokerage--7.3%
4,200,000		Amvescap PLC, Note, 4.50%, 12/15/2009	4,111,968
1,900,000		Amvescap PLC, Sr. Note, 5.90%, 1/15/2007	1,917,404
3,000,000		Bear Stearns and Co., Inc., Unsecd. Note, 3.25%, 3/25/2009	2,851,440
1,750,000	[1]	FMR Corp., 4.75%, 3/1/2013	1,717,153
3,500,000	[1]	FMR Corp., Bond, 7.57%, 6/15/2029	4,405,905
1,000,000		Franklin Resources, Inc., 3.70%, 4/15/2008	972,860
3,500,000		Goldman Sachs Group, Inc., 3.875%, 1/15/2009	3,397,450
1,500,000		Goldman Sachs Group, Inc., Note, Series MTNB, 7.35%, 10/1/2009	1,617,765
1,270,000		Lehman Brothers Holdings, Inc., 7.50%, 9/1/2006	1,290,879
2,750,000		Lehman Brothers Holdings, Inc., 7.875%, 8/15/2010	3,064,930
3,400,000		Merrill Lynch & Co., Inc., Note, 4.125%, 9/10/2009	3,305,820
2,000,000		Merrill Lynch & Co., Inc., Note, 7.375%, 5/15/2006	2,018,360
4,200,000		Morgan Stanley Group, Inc., 5.30%, 3/1/2013	4,228,182
1,000,000		Morgan Stanley, Note, 4.00%, 1/15/2010	962,430
690,000		Nuveen Investments, 5.00%, 9/15/2010	679,312
690,000		Nuveen Investments, 5.50%, 9/15/2015	679,478
2,950,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	2,952,862
		TOTAL	40,174,198
		Financial Institution - Finance Noncaptive--6.9%
1,750,000		American Express Co., 3.75%, 11/20/2007	1,716,418
4,000,000		American Express Co., 4.75%, 6/17/2009	3,981,720
2,650,000	[1]	American International Group, Inc., 4.70%, 10/1/2010	2,608,289
3,225,000		Berkshire Hathaway, Inc., Company Guarantee, 4.85%, 1/15/2015	3,168,369
4,000,000		Capital One Financial Corp., Note, 7.125%, 8/1/2008	4,190,216
3,250,000		General Electric Capital Corp., 3.75%, 12/15/2009	3,120,748
3,000,000		General Electric Capital Corp., Note, 3.50%, 5/1/2008	2,913,390
4,275,000		International Lease Finance Corp., 4.875%, 9/1/2010	4,227,291
3,000,000		MBNA America Bank, N.A., Bank Note, 5.375%, 1/15/2008	3,038,460
3,500,000		MBNA America Bank, N.A., Sr. Note, Series BKNT, 6.50%, 6/20/2006	3,525,060
4,520,000		SLM Corp., Floating Rate Note, 4.999%, 12/15/2014	4,470,596
1,500,000		SLM Corp., Note, 4.00%, 1/15/2010	1,446,825
		TOTAL	38,407,382
		Financial Institution - Insurance - Life--0.9%
1,800,000		AXA Financial, Inc., Note, 6.50%, 4/1/2008	1,860,696
2,000,000	[1]	Pacific LifeCorp., Bond, 6.60%, 9/15/2033	2,262,660
700,000	[1]	Reinsurance Group of America, Sr. Note, 7.25%, 4/1/2006	703,759
250,000	[1]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	285,465
		TOTAL	5,112,580
		Financial Institution - Insurance - P&C--1.3%
1,500,000	[1]	MBIA Global Funding LLC, 2.875%, 11/30/2006	1,470,840
250,000		MBIA Insurance Corp., Sr. Deb., 6.625%, 10/1/2028	277,350
1,900,000	[1]	Oil Insurance Ltd., Sub. Deb., 5.15%, 8/15/2033	1,876,402
370,000		The St. Paul Travelers Cos., Inc., Sr. Unsecd. Note, 5.50%, 12/1/2015	374,703
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Insurance - P&C--continued
$400,000		USF&G Corp., Company Guarantee, 8.47%, 1/10/2027	$426,783
2,750,000	[1]	ZFS Finance USA Trust I, Jr. Sub. Note, 6.15%, 12/15/2065	2,772,908
		TOTAL	7,198,986
		Financial Institution - REITs--2.2%
2,750,000		Archstone-Smith Trust, 5.00%, 8/15/2007	2,752,173
3,150,000		EOP Operating LP, 7.75%, 11/15/2007	3,302,996
1,570,000	[1]	Prologis, Note, 5.25%, 11/15/2010	1,568,728
2,470,000		Simon Property Group, Inc., 6.35%, 8/28/2012	2,596,909
2,000,000		Simon Property Group, Inc., 6.375%, 11/15/2007	2,046,680
		TOTAL	12,267,486
		Foreign-Local - Government--1.1%
5,500,000		Hydro Quebec, Sr. Deb., 6.30%, 5/11/2011	5,827,525
		Municipal Services--0.2%
895,000	[1]	Army Hawaii Family Housing, 5.524%, 6/15/2050	923,228
		Sovereign--1.7%
7,000,000		KFW-Kredit Wiederaufbau, 2.70%, 3/1/2007	6,853,420
500,000		Sweden, Government of, Deb., 10.25%, 11/1/2015	598,155
2,000,000		United Mexican States, 6.625%, 3/3/2015	2,189,000
		TOTAL	9,640,575
		Technology--2.0%
5,000,000		Deluxe Corp., 5.125%, 10/1/2014	4,209,000
2,588,000		First Data Corp., 4.70%, 11/1/2006	2,584,739
3,150,000		IBM Corp., 4.875%, 10/1/2006	3,153,402
1,250,000		Unisys Corp., 8.125%, 6/1/2006	1,281,250
		TOTAL	11,228,391
		Transportation - Airlines--0.5%
2,790,000		Southwest Airlines Co., 6.50%, 3/1/2012	2,947,775
		Transportation - Railroads--1.4%
2,020,000		Burlington Northern Santa Fe Corp., 4.875%, 1/15/2015	1,990,023
204,397		Burlington Northern Santa Fe Corp., Pass Thru Cert., 7.57%, 1/2/2021	240,195
3,160,000		Burlington Northern, Inc., Mtg. Bond, 9.25%, 10/1/2006	3,259,034
2,210,000		Union Pacific Corp., 4.875%, 1/15/2015	2,167,347
		TOTAL	7,656,599
		Transportation - Services--0.5%
2,700,000		FedEx Corp., Note, 2.65%, 4/1/2007	2,631,501
		Utility - Electric--4.7%
1,400,000		Alabama Power Co., 4.70%, 12/1/2010	1,388,646
2,490,000		American Electric Power Co., Inc., Note, 6.125%, 5/15/2006	2,502,326
2,740,000		Consolidated Natural Gas Co., 5.00%, 12/1/2014	2,660,019
1,000,000		Dominion Resources, Inc., 4.64%, 5/15/2006	999,810
4,800,000		FirstEnergy Corp., 5.50%, 11/15/2006	4,818,254
1,000,000		Florida Power & Light Co., 1st Mtg. Bond, 6.00%, 6/1/2008	1,022,600
2,000,000		MidAmerican Energy Co., Unsecd. Note, 6.75%, 12/30/2031	2,293,260
2,000,000		PSEG Power LLC, 6.875%, 4/15/2006	2,010,900
1,750,000		PSEG Power LLC, Company Guarantee, 7.75%, 4/15/2011	1,943,393
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Utility - Electric--continued
$3,660,000		Pacific Gas & Electric Co., Unsecd. Note, 4.20%, 3/1/2011	$3,506,829
1,480,000		Scottish Power PLC, 4.91%, 3/15/2010	1,469,211
1,430,000		Westar Energy, Inc., 5.875%, 7/15/2036	1,400,961
		TOTAL	26,016,209
		TOTAL CORPORATE BONDS (IDENTIFIED COST $459,289,581)	457,202,078
		CORPORATE NOTE--0.6%
		Communications - Telecom Wirelines--0.6%
3,135,000		Telecom Italia Capital, Note, 4.875%, 10/1/2010 (IDENTIFIED COST $3,133,782)	3,085,216
		GOVERNMENT/AGENCY--1.7%
		Sovereign--1.7%
7,800,000		United Mexican States, Note, 9.875%, 2/1/2010 (IDENTIFIED COST $9,132,159)	9,165,000
		MORTGAGE BACKED SECURITIES--0.0%
		Federal Home Loan Mortgage Corporation--0.0%
27,350		6.50%, 4/1/2015	28,068
9,426		8.00%, 9/1/2030	10,113
		TOTAL	38,181
		Government National Mortgage Association--0.0%
31,363		8.00%, 8/15/2029	33,820
4,362		8.00%, 9/15/2030	4,688
		TOTAL	38,508
		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $71,797)	76,689
		MUNICIPALS--0.1%
		Consumer Cyclical - Services--0.1%
625,000		Harvard University, Revenue Bonds, 8.125% Bonds, 4/15/2007 (IDENTIFIED COST $642,330)	651,700
		PREFERRED STOCK--0.0%
		Financial Institution - Banking--0.0%
5,000		Citigroup, Inc., Cumulative Pfd., (Series F) $3.18 Annual Dividend (IDENTIFIED COST $238,830)	257,500
		U.S. TREASURY--1.1%
$3,129,480		U.S. Treasury Inflation Protected Note, Series A-2015, 1.625%, 1/15/2015	3,017,636
2,800,000		United States Treasury Note, 4.375%, 12/15/2010	2,802,625
		TOTAL U.S. TREASURY (IDENTIFIED COST $5,899,894)	5,820,261
		REPURCHASE AGREEMENT--11.6%
64,462,000		Interest in $2,200,000,000 joint repurchase agreement 4.33%, dated 12/30/2005, under which UBS Securities LLC, will repurchase U.S. Government Agency securities with various maturities to 11/25/2035 for $2,201,058,444 on 1/3/2006. The market value of the underlying securities at the end of the period was $2,266,002,803 (AT AMORTIZED COST)	64,462,000
		TOTAL INVESTMENTS--98.8% (IDENTIFIED COST $549,395,301) [2]	547,294,616
		OTHER ASSETS AND LIABILITIES - NET--1.2%	6,559,940
		TOTAL NET ASSETS--100%	$553,854,556

1 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Trustees, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At December 31, 2005, these securities amounted to $51,550,912 which represents 9.3% of total net assets.

2 The cost of investments for federal tax purposes amounts to $549,395,301.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2005.

The following acronyms are used throughout this portfolio:

REIT	--Real Estate Investment Trust
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments in repurchase agreements	$64,462,000
Investments in securities	482,832,616
Total investments in securities, at value (identified cost $549,395,301)		$547,294,616
Cash		488
Income receivable		6,606,692
Receivable for shares sold		86,124
TOTAL ASSETS		553,987,920
Liabilities:
Payable for shares redeemed	67,467
Payable for transfer and dividend disbursing agent fees and expenses	9,700
Payable for auditing fees	25,281
Payable for portfolio accounting fees	9,247
Payable for distribution services fee (Note 5)	15,387
Accrued expenses	6,282
TOTAL LIABILITIES		133,364
Net assets for 49,048,615 shares outstanding		$553,854,556
Net Assets Consist of:
Paid-in capital		$534,999,938
Net unrealized depreciation of investments		(2,100,685)
Accumulated net realized loss on investments		(753,638)
Undistributed net investment income		21,708,941
TOTAL NET ASSETS		$553,854,556
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$480,858,578 ÷ 42,561,880 shares outstanding, no par value, unlimited shares authorized		$11.30
Service Shares:
$72,995,978 ÷ 6,486,735 shares outstanding, no par value, unlimited shares authorized		$11.25

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2005

Investment Income:
Dividends			$15,912
Interest			25,854,102
TOTAL INCOME			25,870,014
Expenses:
Investment adviser fee (Note 5)		$3,392,287
Administrative personnel and services fee (Note 5)		452,449
Custodian fees		27,195
Transfer and dividend disbursing agent fees and expenses		36,855
Directors'/Trustees' fees		5,322
Auditing fees		30,741
Legal fees		10,649
Portfolio accounting fees		121,039
Distribution services fee--Service Shares (Note 5)		172,936
Shareholder services fee--Primary Shares (Note 5)		1,240,517
Printing and postage		112,710
Insurance premiums		13,034
Miscellaneous		6,106
TOTAL EXPENSES		5,621,840
Waivers (Note 5):
Waiver of investment adviser fee	$(201,387)
Waiver of administrative personnel and services fee	(21,629)
Waiver of shareholder services fee--Primary Shares	(1,240,517)
TOTAL WAIVERS		(1,463,533)
Net expenses			4,158,307
Net investment income			21,711,707
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(753,639)
Net change in unrealized appreciation of investments			(14,008,303)
Net realized and unrealized loss on investments			(14,761,942)
Change in net assets resulting from operations			$6,949,765

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$21,711,707	$21,080,322
Net realized gain (loss) on investments	(753,639)	3,642,444
Net change in unrealized appreciation/depreciation of investments	(14,008,303)	(4,223,899)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,949,765	20,498,867
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(18,738,926)	(22,788,246)
Service Shares	(2,342,291)	(2,001,524)
Distributions from net realized gains on investments
Primary Shares	(3,213,520)	(5,001,726)
Service Shares	(425,902)	(453,351)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(24,720,639)	(30,244,847)
Share Transactions:
Proceeds from sale of shares	57,269,861	81,560,857
Net asset value of shares issued to shareholders in payment of distributions declared	24,720,639	30,244,841
Cost of shares redeemed	(93,085,560)	(140,024,337)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,095,060)	(28,218,639)
Change in net assets	(28,865,934)	(37,964,619)
Net Assets:
Beginning of period	582,720,490	620,685,109
End of period (including undistributed net investment income of $21,708,941 and $21,078,451, respectively)	$553,854,556	$582,720,490

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 11 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting except on class-specific matters. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

The Fund generally values fixed-income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed income securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Domestic equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses, and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/ Paydown Gains and Losses

All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2005		2004
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	3,810,835	$43,196,105	4,280,273	$49,796,281
Shares issued to shareholders in payment of distributions declared	1,983,057	21,952,446	2,397,754	27,789,969
Shares redeemed	(7,618,354)	(86,604,142)	(10,924,116)	(126,423,129)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(1,824,462)	$(21,455,591)	(4,246,089)	$(48,836,879)

Year Ended December 31	2005		2004
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,247,602	$14,073,756	2,743,826	$31,764,576
Shares issued to shareholders in payment of distributions declared	250,516	2,768,193	212,176	2,454,872
Shares redeemed	(574,636)	(6,481,418)	(1,187,666)	(13,601,208)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	923,482	$10,360,531	1,768,336	$20,618,240
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(900,980)	$(11,095,060)	(2,477,753)	$(28,218,639)

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004 was as follows:

	2005	2004
Ordinary income [1]	$21,465,728	$24,789,770
Long-term capital gains	$ 3,254,911	$ 5,455,077

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$21,708,941
Net unrealized depreciation	$(2,100,685)
Capital loss carryforward	$(753,638)

At December 31, 2005, the cost of investments for federal tax purposes was $549,395,301. The net unrealized depreciation of investments for federal tax purposes was $2,100,685. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,648,318 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,749,003.

At December 31, 2005, the Fund had a capital loss carryforward of $(753,638) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2013.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the Adviser voluntarily waived $201,387 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2005, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended December 31, 2005, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2005, the Fund's Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended December 31, 2005, FSSC voluntarily waived $1,240,517 of its fee. For the year ended December 31, 2005, FSSC did not retain any fees paid by the Fund. For the year ended December 31, 2005, the Fund's Service Shares did not incur a shareholder services fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2005, were as follows:

Purchases	$172,276,789
Sales	$160,813,249

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2005, the amount of long-term capital gain designated by the Fund was $3,254,911.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Quality Bond Fund II (the "Fund") (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 15, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised 11 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations : Vice President of some of the Funds in the Federated Fund Complex; and President and Director of the Institutional Sales Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is responsible for the distribution of Federated's products and services to investment advisors, insurance companies, retirement plans, and corporations. In addition, Mr. Fisher serves as President and Director of Federated Investment Counseling, a wholly owned subsidiary of Federated involved in the management of separate accounts and sub-advised mandates. He is also President, Technology, Federated Services Corp. responsible for the technological infrastructure of the various Federated companies. He is also Director, Edgewood Securities Corp., as well as Director, Federated Investors Trust Company.

Previous Positions : Senior Vice President of Federated Investment Counseling.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel, processes, and investment and operating strategies; long term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew the Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2004. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," open the "Variable Annuities" section, then select the link to "sec.gov" to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Variable Annuities" and selecting the link to "sec.gov" to access the link to Form N-Q.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916884
Cusip 313916785

G00433-14 (2/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy,
Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            (a) Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $281,271

                  Fiscal year ended 2004 - $245,706

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $36

                  Transfer Agent Service Auditors Report.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $8,152 and $159,123
      respectively. Fiscal year ended 2005 - Transfer Agent Service Auditors
      Report. Fiscal year ended 2004- Attestation services relating to the review of fund share transactions and Transfer Agent Service Auditors
      Report.

 (c) Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $16,089 and $0
      respectively. Analysis regarding the realignment of advisory companies.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $16,319 and $179,341
      respectively. Fiscal year ended 2005- Executive compensation analysis.
      Fiscal year ended 2004- Discussions with auditors related to market timing and late trading activities, executive compensation analysis, analysis of distribution methods for money market funds and consultation regarding information request by regulatory agencies.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman. The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with
                  or overseen by another investment adviser), and any
                  entity controlling, controlled by, or under common
                  control with the investment adviser that provides ongoing
                  services to the registrant  at the time of the engagement
                  to be non-audit services; and
(3)               Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2005 - $55,056

            Fiscal year ended 2004 - $433,798

(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment
            Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Insurance Series

By          /S/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer
                             (insert name and title)

Date        February 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ John B. Fisher
            John B. Fisher, Principal Executive Officer

Date        February 22, 2006

By          /S/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer

Date        February 23, 2006